[BOOK ONE]


                                SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                February 28, 1997

                                     BENHAM
                                      GROUP

                        California Tax-Free Money Market
                        California Municipal Money Market
                         California High-Yield Municipal
                           California Insured Tax-Free


                                 [front cover]


                               TABLE OF CONTENTS

Our Message to You...........................................1
Report Highlights............................................2
Period Overview..............................................4
Municipal Credit Review......................................5
California Tax-Free Money Market
   Performance & Portfolio Information.......................6
   Management Q & A..........................................7
   Schedule of Investments...................................9
   Financial Highlights.....................................45
California Municipal Money Market
   Performance & Portfolio Information......................14
   Management Q & A.........................................15
   Schedule of Investments..................................17
   Financial Highlights.....................................46
California High-Yield Municipal
   Performance & Portfolio Information......................21
   Management Q & A.........................................22
   Schedule of Investments..................................25
   Financial Highlights.....................................47
California Insured Tax-Free
   Performance & Portfolio Information......................30
   Management Q & A.........................................31
   Schedule of Investments..................................34
   Financial Highlights.....................................48
Statements of Assets and Liabilities........................38
Statements of Operations....................................39
Statements of Changes in Net Assets.........................40
Notes to Financial Statements...............................42
Background Information......................................52
Glossary....................................................53

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments--Family of Funds

        BENHAM GROUP          AMERICAN CENTURY GROUP     TWENTIETH CENTURY GROUP

     MONEY MARKET FUNDS          ASSET ALLOCATION &
    GOVERNMENT BOND FUNDS          BALANCED FUNDS            U.S. GROWTH FUNDS
   DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS     INTERNATIONAL FUNDS
    MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
    California Tax-Free
        Money Market
    California Municipal
        Money Market
   California High-Yield
          Municipal
 California Insured Tax-Free

We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

The six months ended February 28, 1997, were eventful, both for the municipal bond market and our company. Municipal bonds performed favorably overall during the period, despite some volatility in January as U.S. economic growth appeared to accelerate. In the following pages, our investment management team provides further details about the municipal market and how your fund was managed during the period.

Changing market conditions underscore the importance of quality investments. Our commitment to high-quality securities is exemplified by the expansion of our municipal credit research team. The five members of the team perform an in-depth analysis on all securities considered for purchase by American Century municipal money market and bond funds. The team has established a credit management system that defines investment limits to cap our funds' exposure to individual issuers, market sectors and geographical regions. The team plays an important role in the management of the California Tax-Free and Municipal funds.

On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September 1996. As a result, you now have direct access to a broader spectrum of funds and services.

We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The California Tax-Free and Municipal funds will remain in the Benham Group because their investment goal--current tax-free income--matches a key attribute of that group.

This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III                          /s/James M. Benham
James E. Stowers III                             James M. Benham
President and Chief Executive Officer            Vice Chairman
American Century Companies                       American Century Companies


Semiannual Report                                        Our Message to You    1


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The U.S. economy grew more rapidly than expected during the six months ended February 28, 1997.

o Despite rapid economic expansion, inflation remained tame. Consumer prices rose at a modest 3.1% annual rate for the six-month period.

o The seemingly contradictory combination of strong growth and low inflation was responsible for much of the market's uncertainty about possible changes in the Federal Reserve's interest rate policy.

o Overall, municipal bond investors enjoyed favorable returns for the six-month period.

o Low levels of new municipal issuance helped support the prices of municipal securities.

o Shorter-maturity municipals--more sensitive to shifting interest rate policy expectations--underperformed longer-maturity municipals.

MUNICIPAL CREDIT REVIEW

o California's strong economic growth led to upgrades in the state's credit rating.

o Specific challenges, such as Proposition 218 and federal welfare reform, could affect ratings of locally issued municipal bonds.

o Overall, our outlook for the state's credit rating is very positive. Continuing economic strength should lead to further upgrades during the coming year.

TAX-FREE MONEY MARKET

o The fund outperformed its Lipper peer group average for the six months ended February 28, 1997.

o Going forward, we will likely extend the fund's average maturity, but we will probably wait until one-year municipal yields become more attractive.

o June and July, when many California municipalities issue one-year notes, should provide our best opportunity to lengthen the fund's average maturity.

MUNICIPAL MONEY MARKET

o The fund outperformed its Lipper peer group average for the six months ended February 28, 1997.

o Because of changing economic conditions and low supply among longer-term municipal money market securities, we shortened the fund's average maturity from 42 days to 23 days during the six-month period.

o Going forward, we will likely extend the fund's average maturity, but we will probably wait until one-year municipal yields become more attractive.

o June and July, when many California municipalities issue one-year notes, should provide the best opportunity to lengthen the fund's average maturity.

                                    TAX-FREE
                                  MONEY MARKET

                         Total Returns:      AS OF 2/28/97
                           6 Months                 1.54%*
                           1 Year                    3.03%

                         Net Assets:        $431.6 million
                           (AS OF 2/28/97)

                         Inception Date:           11/9/83

                         Ticker Symbol:              BCTXX


                                   MUNICIPAL
                                  MONEY MARKET

                         Total Returns:      AS OF 2/28/97
                           6 Months                 1.51%*
                           1 Year                    3.04%

                         Net Assets:        $189.1 million
                           (AS OF 2/28/97)

                         Inception Date:          12/31/90

                         Ticker Symbol:              BNCXX

                         * Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 53.


2    Report Highlights                              American Century Investments


                               REPORT HIGHLIGHTS

HIGH-YIELD MUNICIPAL

o The fund outperformed its Lipper peer group average for the six months ended February 28, 1997.

o High-yield municipals performed well as credit quality spreads continued to narrow during the period.

o At the end of the period the fund's duration was 7.6 years--neutral compared with the average duration of its peers. We chose this neutral stance in response to the market's uncertainty about the interest rate outlook.

o We anticipate that continuing strong economic growth will keep California municipal credit quality spreads very narrow, and that limited issuance of lower-quality securities could result in more competition and higher prices for high-yield bonds.

o With the possibility of higher interest rates going forward, we will likely maintain the fund's neutral duration. We will also look to increase the fund's holdings in unrated bonds to about 35% of the portfolio, provided that we can find securities that meet our strict credit criteria and represent good value.

TAX-FREE INSURED

o The fund outperformed its Lipper peer group average for the six months ended February 28, 1997.

o    Because of the market's  uncertainty  about the interest rate  outlook,  we
     kept  the  fund's  duration  at  around  eight  years.   This  conservative
     positioning was an important factor in the fund's favorable performance.

o    The  fund's   returns  were   enhanced  by  the  purchase  of   undervalued
     tax-allocation bonds, which appreciated in value as California property values rose.

o With the possibility of higher interest rates going forward, we will likely maintain the fund's neutral duration.


                                   HIGH-YIELD
                                   MUNICIPAL

                         Total Returns:      AS OF 2/28/97
                           6 Months                 5.04%*
                           1 Year                    6.97%

                         Net Assets:        $168.9 million
                           (AS OF 2/28/97)

                         Inception Date:          12/30/86

                         Ticker Symbol:              BCHYX


                                    INSURED
                                    TAX-FREE

                         Total Returns:      AS OF 2/28/97
                           6 Months                 4.89%*
                           1 Year                    4.78%

                         Net Assets:        $189.9 million
                           (AS OF 2/28/97)

                         Inception Date:          12/30/86

                         Ticker Symbol:              BCINX

                         * Not annualized.


Semiannual Report                                         Report Highlights    3


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded at a healthy clip during the six-month period ended February 28, 1997. Fueling growth was low unemployment, high employment growth and a robust housing market that defied expectations of a slowdown. As a result, the economy expanded at a 2.1% annual rate during the third quarter of 1996 and a 3.8% annual rate during the fourth quarter. The strength of the economy in 1997 has continued to surprise analysts, many of whom are predicting that the U.S. economy will grow by more than 3% during the first quarter.

While the economy continued its impressive growth rate, inflation remained relatively subdued. Overall consumer prices--as measured by the government's consumer price index--rose at a modest 3.1% annual rate during the six months ended February 28, 1997. This unusual combination of healthy economic growth and low inflation sent mixed signals to U.S. bond investors.

California Municipal Bond Market

Municipal bond investors enjoyed favorable returns for the six-month period. Nevertheless, shifting expectations of an interest-rate increase by the Federal Reserve (the Fed) kept investors guessing about the possible direction of bond prices.

As demonstrated by the accompanying graph, municipal yields peaked at the start of the period amid strong expectations for higher interest rates. Investors were concerned that the U.S. economy was ready to overheat and spark inflation. However, inflation remained subdued, and signs of a moderating economy convinced many that a Fed rate hike was unlikely, allowing municipal bonds to rally. By early December, prices crested with the yield on 30-year municipal bonds at 5.29%, nearly half a percent lower than the 5.78% seen in early September.

However, aided by strong consumer spending activity, the economy strengthened again in early 1997. With growing expectations that the strains of robust economic growth would finally force the Fed to stage a pre-emptive strike against inflation, investors pushed municipal prices lower. By the end of February, the yield on 30-year municipal bonds had risen to 5.44%.

Helping to support municipal prices during the volatile period were low levels of new municipal issuance, which only in recent months has reached historically normal levels. An upsurge of demand from retail investors also buoyed short- and intermediate-maturity municipals during much of the period, but that beneficial effect was largely countered by shifting expectations for higher rates. More sensitive to anticipated Fed activities, shorter-maturity municipals underperformed their longer-maturity counterparts for the period. Meanwhile, strong demand from insurance companies helped buoy long-term municipal prices late in 1996 as many of these companies made "crossover" buys--that is, they purchased municipal bonds instead of comparable-maturity Treasury bonds due to the relatively attractive yield offered by municipals.

[line graph - data below]

                         Shifting Municipal Yield Curve

Years          9/5/96            12/3/96          2/28/97
0.25            3.51%             3.03%            3.22%
0.5             3.71              3.23             3.42
1               3.91              3.43             3.65
2               4.16              3.73             3.92
3               4.36              3.93              4.1
4               4.51              4.05             4.24
5               4.61              4.15             4.34
6               4.71              4.25             4.44
7               4.81              4.35             4.54
8               4.91              4.45             4.64
9               5.01              4.55             4.74
10              5.11              4.65             4.84
11              5.198             4.738            4.916
12              5.286             4.826            4.992
13              5.374             4.914            5.068
14              5.462             5.002            5.144
15              5.55              5.09             5.22
16              5.584             5.118            5.252
17              5.618             5.146            5.284
18              5.652             5.174            5.316
19              5.686             5.202            5.348
20              5.72              5.23             5.38
21              5.728             5.238            5.388
22              5.736             5.246            5.396
23              5.744             5.254            5.404
24              5.752             5.262            5.412
25              5.76              5.27             5.42
26              5.764             5.274            5.424
27              5.768             5.278            5.428
28              5.772             5.282            5.432
29              5.776             5.286            5.436
30              5.78              5.29             5.44

Source: Bloomberg Financial Markets


4    Period Overview                                American Century Investments


                            MUNICIPAL CREDIT REVIEW

As we anticipated early in 1996, the state of California's credit rating was upgraded by several rating agencies within the last year. The key to the state's improving credit quality has been its ability to generate strong job growth in various sectors of the economy. The six months ended February 28, 1997, showed an acceleration of the economic growth that California has enjoyed for the past three years. With income gains and employment growth exceeding the national average, California's unemployment rate fell to 6.5% for the first time since 1990 (see the accompanying graph). The state has more than recovered all the jobs lost in the last recession, largely due to strong growth in the high-technology industries.

California is also the nation's leading exporter, with exports nearly equaling those of the other 49 states combined. Its gross product is projected to surpass $1 trillion in 1997, a milestone that the U.S. as a whole passed less than 30 years ago.

The state's finances continue to improve--its revenue is projected to be more than $700 million over budget for the 1996-1997 fiscal year, and the general fund is expected to show a reserve for the first time in a number of years.

The state's strongest growth has been centered in the San Francisco Bay Area, led by Santa Clara County, the hub of the state's thriving high-technology industry. Southern California's economy also continued to expand, though at a slower pace.

There has also been statewide improvement in the real estate sector. The San Francisco Bay Area has seen property values rise appreciably, while the Southern California real estate market has bottomed out and begun to trend upward. Real estate prices in some regions have surpassed their 1989 highs, underscoring the regional vitality of California's real estate market.

In spite of the state's rosy economic outlook, specific challenges continue to affect the credit picture for locally issued municipal bonds. For example, California's Proposition 218 requires voter approval for the levying of fees and other charges by local governments. This could have a negative impact on the credit quality of securities issued by local governments within the state. In addition, federal welfare reform could place additional credit pressure on already-burdened county budgets. This possibility has led us to position our California municipal funds with very low exposure to county debt.

With these issues in mind, we have continued to expand our municipal credit research team. The five members of the team keep a close watch on economic and legislative trends within the state and thoroughly research all municipal securities considered for purchase by the Benham California Tax-Free and Municipal funds.

We will continue to monitor legislative developments on welfare reform and state budgetary issues in the months ahead. Overall, our outlook for the state's credit rating remains very positive, and we feel that continuing economic strength will lead to further credit upgrades within the next 12 months.

[line graph - data below]

           California Unemployment

1/31/90              5.0%
2/28/90              5.1
3/31/90              5.2
4/30/90              5.4
5/31/90              5.4
6/30/90              5.5
7/31/90              5.6
8/31/90              5.8
9/30/90              6.1
10/31/90             6.4
11/30/90             6.8
12/31/90             6.9
1/31/91              7.0
2/28/91              7.4
3/31/91              7.7
4/30/91              7.8
5/31/91              7.7
6/30/91              7.7
7/31/91              7.8
8/31/91              7.7
9/30/91              7.8
10/31/91             7.9
11/30/91             8.0
12/31/91             8.2
1/31/92              8.4
2/29/92              9.0
3/31/92              8.9
4/30/92              9.0
5/31/92              9.1
6/30/92              9.3
7/31/92              9.4
8/31/92              9.6
9/30/92              9.7
10/31/92             9.7
11/30/92             9.7
12/31/92             9.7
1/31/93              9.7
2/28/93              9.6
3/31/93              9.5
4/30/93              9.3
5/31/93              9.4
6/30/93              9.4
7/31/93              9.3
8/31/93              9.3
9/30/93              9.3
10/31/93             9.3
11/30/93             9.3
12/31/93             9.2
1/31/94              9.2
2/28/94              9.3
3/31/94              9.0
4/30/94              8.8
5/31/94              8.9
6/30/94              8.7
7/31/94              8.6
8/31/94              8.5
9/30/94              8.3
10/31/94             8.1
11/30/94             7.9
12/31/94             7.8
1/31/95              8.1
2/28/95              7.8
3/31/95              7.8
4/30/95              7.9
5/31/95              7.9
6/30/95              7.8
7/31/95              7.8
8/31/95              7.8
9/30/95              7.8
10/31/95             7.8
11/30/95             7.9
12/31/95             7.8
1/31/96              7.6
2/29/96              7.6
3/31/96              7.5
4/30/96              7.4
5/31/96              7.3
6/30/96              7.2
7/31/96              7.1
8/31/96              7.1
9/30/96              7.1
10/31/96             7.0
11/30/96             6.9
12/31/96             6.8
1/31/97              6.9
2/28/97              6.5

Source: DRI/McGraw Hill


Semiannual Report                                   Municipal Credit Review    5

                        CALIFORNIA TAX-FREE MONEY MARKET

                                                7-DAY        7-DAY             7-DAY TAX-EQUIVALENT YIELDS
                                              CURRENT    EFFECTIVE        34.70%       37.42%       41.95%       45.22%
                                                YIELD        YIELD   Tax Bracket  Tax Bracket  Tax Bracket  Tax Bracket
                                                -----        -----   -----------  -----------  -----------  -----------

CURRENT YIELD (as of February 28, 1997)
California Tax-Free
Money Market                                    2.93%        2.98%         4.49%        4.68%        5.05%        5.35%

Yields are defined in the Glossary on page 53.

                                                                                AVERAGE ANNUAL RETURNS
                                                          6 MONTHS        1 YEAR      3 YEARS      5 YEARS     10 YEARS
TOTAL RETURNS (as of February 28, 1997)
California Tax-Free Money Market ..........................  1.54%         3.03%        3.03%        2.69%        3.67%
Average California Tax-Exempt
Money Market Fund(1) ......................................  1.43%         2.86%        2.93%        2.63%        3.71%
Fund's Ranking Among California
Tax-Exempt Money Market Funds(1) ..........................   --     14 out of 54  13 out of 47  14 out of 43   6 out of 9

(1)  According to Lipper Analytical Services.

See pages 52-53 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE

                                 2/28/97          8/31/96
Number of Securities               88               91
Weighted Average Maturity        28 days          39 days
Expense Ratio                    0.48%*            0.49%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


6    California Tax-Free Money Market               American Century Investments


                        CALIFORNIA TAX-FREE MONEY MARKET

MANAGEMENT Q&A

An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund continued to outperform its peer group average while meeting its investment objective of providing tax-exempt income. For the six months ended February 28, 1997, the fund had a total return of 1.54%, compared with the 1.43% average return of the 56 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's average maturity shortened over the past six months. Why?

We shortened the fund's average maturity because of prevailing economic conditions. The U.S. economy has experienced strong employment growth, but inflation has remained low. These conditions rarely co-exist for long; eventually, something has to give. We expect to see wage pressures lead to rising inflation, which in turn would likely lead to a short-term interest rate increase by the Federal Reserve.

Despite these expectations, we planned to extend the fund's maturity slightly in December by taking advantage of the usual year-end rise in the yields of short-term municipal securities (a result of selling by corporations that wish to "dress up" their balance sheets with Treasury securities at year-end). However, this seasonal effect was less dramatic than in past years. So, rather than buy securities with unattractive yields, we allowed the fund's average maturity to shorten further. By the end of the six-month period, the fund's average maturity of 28 days was about two weeks shorter than that of the average California tax-exempt money market fund.

Has the supply of California municipal money market securities had any effect on your management of the fund?

Yes, and that's another reason why the fund's maturity has been shorter than normal. We typically invest a majority of the fund's assets in variable-rate demand notes (VRDNs) that reset their rates on a daily or weekly basis. We balance these short-term investments with longer-term municipal securities, which generally have maturities of 8-13 months.

However, a shortage of credit-approved one-year California municipal securities has made yields in this maturity sector unattractive compared to Treasurys and other short-term tax-exempt securities. As a result, we've been focusing the fund's investments in municipal commercial paper, VRDNs and other short-term securities. This situation has contributed to the fund's shorter average maturity.

[pie charts - data described below]

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 2/28/97)
o    VRDNs 75%
o    Bonds less than 1 Year 11%
o    Municipal Notes 7%
o    Commerical Paper 7%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 8/31/96)
o    VRDNs 76%
o    Municipal Notes 9%
o    Bonds less than 1 Year 7%
o    Commercial Paper 4%
o    Put Bonds 4%


Semiannual Report                          California Tax-Free Money Market    7


                        CALIFORNIA TAX-FREE MONEY MARKET

Looking ahead, what are your plans for the fund over the next six months?

We will likely extend the fund's average maturity at some point, but we're willing to wait until one-year municipal yields become more attractive. The Federal Reserve has given us another reason to wait--in March, it made a pre-emptive strike against inflation by raising short-term interest rates. Many Fed watchers suspect this may be the first in a series of rate hikes.

But our decision to extend the fund's maturity will also be based on the relative values between VRDNs and longer-term municipal money market securities. To make this determination, we project VRDN rates over the coming year and compare our results to current rates on one-year municipal securities. We then invest in whichever offers the higher yield. Lately, VRDNs have been the better buy, but we expect seasonal supply factors to favor one-year securities in the coming months.

Can you describe some of these seasonal factors?

The next seasonal opportunity for us to extend the fund's maturity is late in April, when many tax-exempt money market funds sell securities to meet cash outflows as investors pay their tax bills. But the best opportunity will occur in June and July, when many California municipalities issue a substantial amount of one-year notes. We'll definitely look to extend the fund's average maturity at that time; how far we extend will depend on economic conditions and relative values. If economic growth is projected to slow, we may extend the fund's maturity out to 60 days or more, but we would be less enthusiastic if the economy continued to strengthen.

How does credit research affect your management of the fund?

When it comes to security selection, our municipal credit research team plays a vital role. The team has set stringent guidelines and is proactive about keeping the management team apprised of changing credit conditions. Our relationship represents a good balance between yield and credit quality--the fund management team seeks out the most attractive yields within the rigorous credit standards established by our credit research group.

[pie charts - data described below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
SP1+ 70%
SP1 30%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
SP1+ 77%
SP1 23%


8    California Tax-Free Money Market               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

MUNICIPAL SECURITIES

$ 4,445,540   Agoura Hills Multifamily Housing
              Rev., (Oakridge Apartments),
              VRDN, 3.45%, 3-5-97 (LOC:
              Continental Casualty Co.)                          $4,445,540
  4,000,000   Anaheim Electric Rev., 4.25%,
              10-1-97 (AMBAC)                                     4,009,044
  4,800,000   Anaheim Housing Auth. Rev.,
              Series A, (Heritage Village
              Apartments), VRDN, 3.35%,
              3-6-97 (LOC: Barclays
              Bank PLC)                                           4,800,000
 10,480,000   Association of Bay Area
              Governments Financing Auth., VRDN,
              3.30%, 3-6-97 (LOC:
              Union Bank of Switzerland)                         10,480,000
    100,000   Association of Bay Area
              Governments Lease Rev.
              Certificates of Participation,
              (Pooled Projects), VRDN, 3.15%,
              3-6-97 (LOC: National
              Westminster Bank PLC)                                 100,000
  8,100,000   Auburn Unified School District
              Certificates of Participation,
              Series 1993, (Capital  Improvement
              Financing Project), VRDN, 3.40%,
              3-6-97 (LOC:Union Bank of California)               8,100,000
  7,800,000   Azusa Multifamily Housing Rev.,
              (Pacific Glen Apartments), VRDN,
              3.50%, 3-6-97 (LOC:
              Continental Casualty Co.)                           7,800,000
  2,000,000   California GO Commercial Paper,
              3.40%, 3-3-97 (LOC:
              Landbank Hessen-Thuringen
              Girozentrale, Westdeutsche
              Landesbank Girozentrale)                            2,000,000
  1,015,000   California Health Facilities
              Financing Auth. Rev.,
              Series A, (Pooled Loan Program),
              VRDN, 3.30%, 3-6-97 (LOC:
              Rabobank Nederland)                                 1,015,000
  6,000,000   California Health Facilities
              Financing Auth. Rev., Series
              1985 B, (Scripps Memorial
              Hospital), VRDN, 3.30%, 3-6-97
              (MBIA) (SBBPA: Morgan
              Guaranty Trust Co.-New York)                        6,000,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$2,500,000    California Health Facilities
              Financing Auth. Rev., Series
              1990 A, (Pooled Project), VRDN,
              3.30%, 3-5-97 (LOC: Rabobank
              Nederland)                                       $  2,500,000
  1,500,000   California Pollution Control
              Financing Auth. Rev., Series B,
              (Southern California Edison),
              VRDN, 3.15%, 3-3-97                                 1,500,000
 10,500,000   California Pollution Control
              Financing Auth. Rev., (Chevron
              USA, Inc. Project), 3.70%,
              5-15-97 (Guaranteed: Chevron
              Corporation)                                       10,500,000
  1,000,000   California Pollution Control
              Financing Auth. Rev., (Chevron
              USA, Inc. Project), 3.90%,
              11-15-97 (Guaranteed: Chevron
              Corporation)                                        1,000,000
  3,000,000   California Pollution Control Rev.
              Commercial Paper, (Pacific Gas
              & Electric), 3.45%, 3-3-97
              (LOC: Morgan Guaranty
              Trust Co.-New York)                                 3,000,000
  4,000,000   California Pollution Control Rev.
              Commercial Paper, (Pacific Gas
              & Electric), 3.40%, 3-20-97
              (LOC: Morgan Guaranty
              Trust Co.-New York)                                 4,000,000
  7,500,000   California Pollution Control Rev.
              Commercial Paper, (Pacific Gas
              & Electric), 3.45%, 5-1-97
              (LOC: Morgan Guaranty
              Trust Co.-New York)                                 7,500,000
  5,000,000   California Public Capital
              Improvements Financing Auth.
              Rev., Series C, 3.65%, 3-15-97
              (LOC: National Westminster
              Bank PLC)                                           5,000,000
 18,500,000   California Rev. Anticipation Notes,
              4.50%, 6-30-97                                     18,531,471
 10,000,000   California School Cash Reserve
              Program Auth. Notes, Series A,
              4.75%, 7-2-97 (MBIA)                               10,026,235
  8,000,000   California Statewide Certificates of
              Participation, (Covenant
              Retirement Community), VRDN,
              3.25%, 3-6-97 (LOC: LaSalle
              National Bank)                                      8,000,000

See Notes to Financial Statements

Semiannual Report                          California Tax-Free Money Market    9


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 3,000,000   California Statewide Communities
              Apartment Development Auth.
              Rev., Series A-1, VRDN, 3.15%,
              3-5-97 (FNMA Collateral
              Agreement)                                       $  3,000,000
  3,000,000   California Statewide Communities
              Apartment Development Auth.
              Rev., (Whispering Winds
              Apartments), VRDN, 3.45%,
              3-5-97 (LOC: Continental
              Casualty Co.)                                       3,000,000
  2,445,000   Central Unified School District
              Certificates of Participation, VRDN,
              3.50%, 3-5-97 (LOC:
              Union Bank of California)                           2,445,000
  1,000,000   Countywide Public Financing Auth.
              Rev. Certificates of Participation,
              4.10%, 8-1-97 (MBIA)                                1,000,810
  2,700,000   Covina Redevelopment Agency
              Multifamily Housing Rev.,
              (Shadowhills Apartments), VRDN,
              3.50%, 3-6-97 (LOC: Continental
              Casualty Co.)                                       2,700,000
  2,155,000   Dinuba Financing Auth. Lease Rev.
              Certificates of Participation,
              Series A, (Wastewater Treatment
              Plant), VRDN, 3.50%, 3-5-97
              (LOC: Union Bank of California)                     2,155,000
  4,450,000   Gardena Financing Agency Rev.,
              (Public Parking Project), VRDN,
              3.55%, 3-6-97 (LOC: Industrial
              Bank of Japan)                                      4,450,000
  1,000,000   Glendale Industrial Development
              Auth., (Reliance Development),
              VRDN, 3.35%, 3-14-97 (LOC:
              Barclays Bank PLC)                                  1,000,000
  6,355,000   Hanford Public Improvement
              Project, VRDN, 3.45%, 3-6-97
              (LOC: Union Bank of California)                     6,355,000
 12,100,000   Hayward Multifamily Housing Rev.,
              (Shorewood Apartments), VRDN,
              3.15%, 3-6-97 (LOC: FGIC)                          12,100,000
  5,400,000   Irvine Improvement Board
              Assessment, Series A, (District
              95-12), VRDN, 3.35%, 3-3-97
              (LOC: Kredietbank N.V.)                             5,400,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 4,530,000   Irvine Industrial Development
              Authority Rev., (Shimano Amer
              Corporation), VRDN, 3.70%,
              3-5-97 (LOC: Bank of Tokyo-
              Mitsubishi)                                      $  4,530,000
  8,000,000   Kern County Superintendent of
              Schools Certificates of
              Participation, VRDN, 3.40%,
              3-6-97 (LOC: Anchor National
              Life Ins.)                                          8,000,000
  2,900,000   Lancaster Redevelopment Agency,
              (Woodacre Garden Apartments),
              VRDN, 3.40%, 3-4-97 (LOC:
              Bank of Tokyo-Mitsubishi)                           2,900,000
  3,250,000   Lancaster Redevelopment Agency,
              (20th Street), VRDN, 3.20%,
              3-6-97 (LOC: FHLB)                                  3,250,000
  2,100,000   Lemore Certificates of Participation,
              Series 1995, (Golf Course
              Project), VRDN, 3.50%, 3-6-97
              (LOC: Union Bank of California)                     2,100,000
  5,200,000   Livermore Certificates of
              Participation, (Reverse Osmosis
              Project), VRDN, 3.25%, 3-6-97
              (LOC: National Westminster
              Bank PLC)                                           5,200,000
  3,000,000   Loma Linda Water Rev., VRDN,
              3.50%, 3-5-97 (LOC: Union
              Bank of California)                                 3,000,000
  5,000,000   Long Beach Multifamily Housing
              Rev., (Channel Point Apartments),
              VRDN, 3.30%, 3-5-97 (LOC:
              Union Bank of California)                           5,000,000
  5,000,000   Los Angeles Community
              Redevelopment Agency, VRDN,
3.25%, 3-6-97 (LOC: Barclays
              Bank PLC)                                           5,000,000
  5,000,000   Los Angeles County Tax and Rev.
              Anticipation Notes, Series A,
              4.50%, 6-30-97 (LOC: Bank of
              America, Credit Suisse, Morgan
              Guaranty Trust Co.-New York,
              Union Bank of Switzerland,
              Westdeutsche Landesbank
              Girozentrale)                                       5,010,372

See Notes to Financial Statements


10   California Tax-Free Money Market          American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA TAX-FREE MONEY MARKET


FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,750,000   Los Angeles Public Works
              Financing Auth. Lease Rev.
              Certificates of Participation,
              Series A, 4.50%, 9-1-97 (MBIA)                   $  2,758,752
  3,300,000   Los Angeles Public Works
              Financing Auth. Lease Rev.
              Certificates of Participation,
              Series B, 4.50%, 9-1-97 (MBIA)                      3,309,859
  1,355,000   Los Angeles Unified School
              District Certificates of
              Participation, 3.80%, 10-1-97
              (FSA)                                               1,354,586
  9,500,000   Los Angeles Wastewater
              Commercial Paper, 3.45%,
              5-9-97 (LOC: Morgan Guaranty
              Trust Co.-New York, Union
              Bank of Switzerland)                                9,500,000
  8,500,000   Oceanside Multifamily Housing Rev.
              Refunding, (Lakeridge
              Apartments Project), VRDN,
              3.50%, 3-5-97 (LOC: Continental
              Casualty Co.)                                       8,500,000
 18,500,000   Orange County Apartment
              Development Rev., (Bear Brand
              Apartments), VRDN, 3.25%,
              3-6-97 (LOC: Credit Suisse)                        18,500,000
  4,000,000   Orange County Apartment
              Development Rev., (Seaside
              Meadows), VRDN, 3.25%,
              3-6-97 (LOC: Credit Suisse)                         4,000,000
  6,500,000   Orange County Apartment
              Development, Series 1991 A,
              (The Lakes Project), VRDN,
              3.20%, 3-6-97 (LOC: Citibank)                       6,500,000
  3,000,000   Orange County Housing Auth.
              Apartment Development Rev.,
              VRDN, 3.35%, 3-5-97 (LOC:
              Bank of America)                                    3,000,000
  2,000,000   Orange County Water Commercial
              Paper, 3.40%, 3-3-97 (LOC:
              Union Bank of Switzerland)                          2,000,000
  8,700,000   Orange County Water Commercial
              Paper, 3.40%, 4-10-97 (LOC:
              Union Bank of Switzerland)                          8,700,000
    800,000   Palm Springs Redevelopment
              Agency Certificates of
              Participation, VRDN, 3.30%,
              3-5-97 (LOC: Citibank)                                800,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 6,100,000   Pico Rivera Certificates of
              Participation, (Redevelopment
              Agency Project), VRDN, 3.20%,
              3-4-97 (LOC: Wachovia Bank of
              Georgia)                                         $  6,100,000
  6,000,000   Redlands Certificates of
              Participation, (Sewer Treatment
              Facilities Project), VRDN, 3.25%,
              3-5-97 (LOC: FGIC)                                  6,000,000
  6,860,000   Redlands Certificates of
              Participation, (Water Facilities
              Project), VRDN, 3.25%, 3-5-97
              (LOC: FGIC)                                         6,860,000
  6,040,000   Riverside County Multifamily
              Housing Rev., (Ambergate
              Apartments), VRDN, 3.40%,
              3-6-97 (LOC: Union Bank of
              California)                                         6,040,000
  1,715,000   Rohnert Park Multifamily Housing
              Rev., (Crossbrook Apartments),
              VRDN, 3.15%, 3-5-97 (FNMA
              Collateral Agreement)                               1,715,000
  1,330,000   Sacramento County Certificates of
              Participation, 4.00%, 2-1-98
              (MBIA)                                              1,334,180
  5,000,000   Sacramento County Housing Auth.,
              VRDN, 3.35%, 3-5-97 (LOC:
              Dai-Ichi Kangyo Bank)                               5,000,000
  8,200,000   Sacramento County Multifamily
              Housing Rev., (River Oaks),
              VRDN, 3.40%, 3-6-97 (LOC:
              Dai-Ichi Kangyo Bank)                               8,200,000
  3,400,000   Sacramento County Multifamily
              Housing Rev., Series A, VRDN,
              3.20%, 3-5-97 (LOC: California
              State Teachers Retirement
              System)                                             3,400,000
  1,500,000   Sacramento County Multifamily
              Housing Rev., Series 1985 C,
              VRDN, 3.40%, 3-6-97 (LOC:
              Dai-Ichi Kangyo Bank)                               1,500,000
  3,200,000   San Bernardino County Certificates
              of Participation, VRDN, 3.45%,
              3-6-97 (LOC: Sumitomo Bank
              Ltd.)                                               3,200,000
 10,000,000   San Bernardino County Certificates
              of Participation, VRDN, 3.55%,
              3-6-97 (SBBPA: Merrill Lynch
              & Co., Inc.) (MBIA)                                10,000,000

See Notes to Financial Statements


Semiannual Report                          California Tax-Free Money Market   11


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$12,300,000   San Bernardino Multifamily Housing
              Rev., Series A, (Castle Park
              Apartments), VRDN, 3.55%,
              3-5-97 (LOC: Bank of Tokyo-
              Mitsubishi)                                       $12,300,000
  1,370,000   San Diego County Multifamily
              Housing Rev., (Country Hills),
              VRDN, 3.20%, 3-5-97 (FNMA
              Collateral Agreement)                               1,370,000
  2,110,000   San Diego Multifamily Housing
              Rev., (Nobel Court
              Apartments), VRDN, 3.20%,
              3-6-97 (LOC: Credit Suisse)                         2,110,000
  4,300,000   San Diego Multifamily Housing
              Rev., Series A, (Coral Point
              Apartments), VRDN, 3.50%,
              3-6-97 (LOC: Continental
              Casualty Co.)                                       4,300,000
  2,510,000   San Diego Regional Transportation
              Commission Sales Tax Rev.,
              Series A, 4.00%, 4-1-97 (FGIC)                      2,511,031
  4,900,000   San Francisco City and County
              Redevelopment Financing Auth.
              Rev., (Yerba Buena Garden),
              VRDN, 3.20%, 3-5-97
              (LOC: National Westminster
              Bank PLC)                                           4,900,000
  1,400,000   San Jose Financing Auth. Rev.,
              Series B, (Hayes Mansion
              Project), VRDN, 3.35%, 3-5-97
              (LOC: Sumitomo Bank Ltd.)                           1,400,000
  3,900,000   San Leandro Multifamily Housing
              Rev., (Parkside Project), VRDN,
              3.20%, 3-5-97 (FNMA Collateral
              Agreement)                                          3,900,000
  4,200,000   Santa Clara Multifamily Housing
              Rev., VRDN, 3.25%, 3-5-97
              (LOC: National Westminster
              Bank PLC)                                           4,200,000
  4,200,000   Santa Clara Multifamily Housing
              Rev., (Foxchase Apartments), VRDN,
              3.15%, 3-6-97 (LOC:FGIC)                            4,200,000
  7,300,000   Santa Paula Public Financing Auth.
              Rev. Certificates of Participation,
              Series 1996, VRDN, 3.50%,
              3-5-97 (LOC: Sumitomo Bank
              Ltd., Union Bank of California)                     7,300,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$   300,000   South San Francisco Certificates
              of Participation, (Quality Control
              Plant Project), VRDN, 3.25%,
              3-6-97 (LOC: National
              Westminster Bank PLC)                            $    300,000
 18,800,000   Southern California Public Power
              Auth. Rev., VRDN, 3.10%,
              3-5-97 (FSA) (SBBPA: Morgan
              Guaranty Trust Co.-NewYork)                        18,800,000
  2,745,000   Southern California Public Power
              Auth. Rev., Series B,
              (Transmission Project), 4.00%,
              7-1-97 (MBIA)                                       2,745,389
  2,000,000   State of California GO, VRDN,
              3.35%, 3-6-97 (FGIC) (SBBPA:
              Merrill Lynch & Co., Inc.)                          2,000,000
  5,400,000   Three Valleys Municipal Water
              District Certificates of
              Participation, (Miramar Water
              Treatment), VRDN, 3.40%,
              3-5-97 (LOC: Barclays Bank PLC)                     5,400,000
  1,600,000   Triunfo Sanitation District Refunding
              Rev., VRDN, 3.50%, 3-5-97
              (LOC: Banque National de Paris)                     1,600,000
    825,000   Upland Community Redevelopment
              Agency Multifamily Housing Rev.,
              (Northwoods Project), VRDN,
              3.80%, 3-5-97 (LOC: Sanwa
              Bank)                                                 825,000
  6,300,000   Victor Valley Community College
              Certificates of Participation,
              VRDN, 3.40%, 3-6-97 (LOC:
              Banque National de Paris,
              Dai-Ichi Kangyo Bank)                               6,300,000
  1,000,000   Visalia Public Financing Auth.
              Certificates of Participation,
              VRDN, 3.20%, 3-6-97 (LOC:
              California State Teachers
              Retirement System)                                  1,000,000
  2,600,000   West Sacramento Financing Auth.
              Special Tax Rev., Series C, VRDN, 3.30%, 3-6-97 (LOC:
              Wells Fargo & Co.)                                  2,600,000
                                                                  ---------

TOTAL INVESTMENT SECURITIES--100.0%                            $426,237,269
                                                                ===========

See Notes to Financial Statements

12   California Tax-Free Money Market               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA TAX-FREE MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FHLB = Federal Home Loan Banks
FNMA = Federal National Mortgage Association
FSA = Financial Security Association
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.

See Notes to Financial Statements


Semiannual Report                          California Tax-Free Money Market   13

                        CALIFORNIA MUNICIPAL MONEY MARKET

                                       7-DAY         7-DAY            7-DAY TAX-EQUIVALENT YIELDS
                                     CURRENT     EFFECTIVE       34.70%       37.42%       41.95%       45.22%
                                       YIELD         YIELD  Tax Bracket  Tax Bracket  Tax Bracket  Tax Bracket
                                       -----         -----  -----------  -----------  -----------  -----------

CURRENT YIELD (as of February 28, 1997)
California Municipal
Money Market                           2.95%         2.99%        4.52%        4.71%        5.08%        5.39%

Yields are defined in the Glossary on page 53.

                                                                      AVERAGE ANNUAL RETURNS
                                                  6 MONTHS       1 YEAR      3 YEARS      5 YEARSLIFE OF FUND(1)
                                                  --------       ------      -------      ----------------------
TOTAL RETURNS (as of February 28, 1997)
California Municipal Money Market                    1.51%        3.04%        3.08%        2.81%        3.11%
Average California Tax-Exempt
Money Market Fund(2)                                 1.43%        2.86%        2.93%        2.63%        2.88%
Fund's Ranking Among California
Tax-Exempt Money Market Funds(2)                      --   13 out of 54  11 out of 47  8 out of 43  9 out of 37
(1)  Inception date was December 31, 1990.
(2)  According to Lipper Analytical Services.

See pages 52-53 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               62               61
Weighted Average Maturity        23 days          42 days
Expense Ratio                    0.51%*            0.53%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


14   California Municipal Money Market              American Century Investments


                       CALIFORNIA MUNICIPAL MONEY MARKET

Management Q & A

An interview with Todd Pardula, a portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund continued to outperform its peer group average while meeting its investment objective of providing tax-exempt income. For the six months ended February 28, 1997, the fund had a total return of 1.51%, compared with the 1.43% average return of the 56 "California Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's average maturity  shortened  significantly  over the past six months.
Why?

We shortened the fund's average maturity because of prevailing economic conditions. The U.S. economy has experienced strong employment growth, but inflation has remained low. These conditions rarely co-exist for long; eventually, something has to give. We expected to see wage pressures lead to rising inflation, which in turn would likely lead to a short-term interest rate increase by the Federal Reserve.

Despite these expectations, we planned to extend the fund's maturity in December by taking advantage of the usual year-end rise in the yields of short-term municipal securities (a result of selling by corporations that wish to "dress up" their balance sheets with Treasury securities at year-end). However, this seasonal effect was less dramatic than in past years. So, rather than buy securities with unattractive yields, we allowed the fund's average maturity to shorten further. By the end of the six-month period, the fund's average maturity of 23 days was nearly three weeks shorter than that of the average California tax-exempt money market fund.

Has the supply of California municipal money market securities had any effect on your management of the fund?

Yes, and that's another reason why the fund's maturity has been shorter than normal. We typically invest a majority of the fund's assets in variable-rate demand notes (VRDNs) that reset their rates on a daily or weekly basis. We balance these short-term investments with longer-term municipal securities, which generally have maturities of 8-13 months.

However, a shortage of one-year California municipal securities has made yields in this maturity sector unattractive compared to Treasurys and other short-term tax-exempt securities. As a result, we've been concentrating the fund's investments in VRDNs, which now make up nearly 85% of the fund's portfolio. This situation has contributed to the fund's shorter average maturity.

[pie charts - data described below]

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 2/28/97)
VRDNs 83%
Bonds less than 1 Year 9%
Municipal Notes 5%
Commerical Paper 3%

PORTFOLIO  COMPOSITION  BY SECURITY TYPE (as of 8/31/96)
VRDNs 76%
Put Bonds 13%
Municipal Notes 7%
Bonds less than Year 3%
Commercial Paper 1%


Semiannual Report                         California Municipal Money Market   15


                       CALIFORNIA MUNICIPAL MONEY MARKET

The fund typically invests a majority of its assets in AMT paper. Did this change over the past six months?

The fund is holding more AMT paper than usual--about 70% of fund assets, compared to around 60% normally. This is a direct result of the fund's shorter average maturity, since the majority of AMT paper is issued in the form of weekly VRDNs.

Looking ahead, what are your plans for the fund over the next six months?

We will likely extend the fund's average maturity at some point, but we're willing to wait until one-year municipal yields become more attractive. The Federal Reserve has given us another reason to wait--in March, it made a pre-emptive strike against inflation by raising short-term interest rates. Many Fed watchers suspect this may be the first in a series of rate hikes.

But our decision to extend the fund's maturity will be based primarily on the relative values between VRDNs and longer-term municipal money market securities. To make this determination, we project VRDN rates over the coming year and compare our results to current rates on one-year municipal securities. We then invest in whichever offers the higher yield. Lately, VRDNs have been the better buy, but we expect seasonal supply factors to favor one-year securities in the coming months.

Can you describe some of these seasonal factors?

The next seasonal opportunity for us to extend the fund's maturity is in April, when many tax-exempt money market funds sell securities to meet cash outflows as investors pay their tax bills. But the best opportunity will occur in June and July, when many California municipalities issue a substantial amount of one-year notes. We'll definitely look to extend the fund's average maturity at that time; how far we extend will depend on economic conditions. If economic growth slows down, we may extend the fund's maturity out to 60 days or more, but we would be less enthusiastic if the economy continued to strengthen.

How does credit research affect your management of the fund?

When it comes to security selection, our municipal credit research team plays a vital role. The team has set stringent guidelines and is proactive about keeping the management team apprised of changing credit conditions. Our relationship represents a good balance between yield and credit quality--the fund management team seeks out the most attractive yields within the rigorous credit standards established by our credit research group.

[pie charts - data described below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
SP1+ 67%
SP1 33%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
SP1+ 81%
SP1 19%


16   California Municipal Money Market              American Century Investments


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

MUNICIPAL SECURITIES
$ 2,000,000   Agoura Hills Multifamily Housing
              Rev., (Oakridge Apartments
              Project), VRDN, 3.45%, 3-5-97
              (LOC: Continental Casualty Co.)                    $2,000,000
  2,000,000   Alameda County Industrial
              Development Auth. Rev., Series
              1994 A, (Scientific Technology
              Project), VRDN, 3.35%, 3-5-97
              (LOC: Banque National de Paris)                     2,000,000
  2,000,000   Anaheim Electrical Rev., 4.25%,
              10-1-97 (AMBAC)                                     2,004,523
  2,100,000   Auburn Industrial Development
              Auth. Rev., (Coherent Income
              Project), VRDN, 3.40%, 3-5-97
              (LOC: Bank of Tokyo-Mitsubishi)                     2,100,000
  2,815,000   Azusa Multifamily Housing Rev.,
              (Pacific Glen Apartments Project),
              VRDN, 3.50%, 3-6-97 (LOC:
              Continental Casualty Co.)                           2,815,000
  4,600,000   Big Bear Lake Industrial Rev.,
              Series 1993 A, (Southwest Gas
              Project), VRDN, 3.25%, 3-5-97
          (   LOC: Union Bank of Switzerland)                     4,600,000
  1,175,000   California Counties Industrial
              Development Auth. Rev., (S&P
              Investments Project), VRDN,
              3.30%, 3-5-97 (LOC: California
              State Teachers Retirement
              System)                                             1,175,000
  3,515,000   California Housing Financing
              Agency Rev., VRDN, 3.45%,
              3-6-97 (MBIA) (SBBPA: Credit
              Suisse)                                             3,515,000
  4,100,000   California Housing Financing
              Agency Mortgage Rev., Series
              1996 J, Mandatory Put, 4.00%,
              7-24-97                                             4,101,535
  2,500,000   California Pollution Control
              Financing Auth. Rev., Commercial
              Paper, 3.45%, 5-1-97 (LOC:
              Morgan (J.P.) & Co. Inc.)                           2,500,000
  7,300,000   California Pollution Control
              Financing Auth. Rev., Series
              1990 B, (Colmac Energy
              Project), VRDN, 3.25%, 3-5-97
              (LOC: Swiss Bank, NY)                               7,300,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$13,000,000   California Pollution Control
              Financing Auth. Rev., Series
              1996 A, (Pacific Gas and
              Electric), VRDN, 3.30%, 3-5-97
              (LOC: Swiss Bank, NY)                             $13,000,000
 12,000,000   California Pollution Control
              Financing Auth. Rev., Series
              1996 B, (Pacific Gas and
              Electric), VRDN, 3.25%, 3-5-97
              (LOC: Rabobank Nederland, NY)                      12,000,000
  1,300,000   California Pollution Control
              Financing Auth. Rev., Series
              1996 F, (Pacific Gas and
              Electric), VRDN, 3.35%, 3-3-97
              (LOC: Banque National de Paris)                     1,300,000
  2,700,000   California Pollution Control
              Financing Auth. Rev., Series
              1990 A, (Sanger Project), VRDN,
              3.25%, 3-5-97 (LOC: Credit
              Suisse)                                             2,700,000
  2,000,000   California Pollution Control
              Financing Auth. Rev., Series
              1986 C, (Southern California
              Edison), VRDN, 3.45%, 3-3-97                        2,000,000
  1,200,000   California Pollution Control
              Financing Auth. Rev., Series
              1994 B, (Taormina Industries),
              VRDN, 3.50%, 3-5-97 (LOC:
              Sanwa Bank, Ltd.)                                   1,200,000
  2,500,000   California Pollution Control
              Financing Auth. Rev., Series
              1996 A, (Taormina Industries),
              VRDN, 3.50%, 3-5-97 (LOC:
              Sanwa Bank, Ltd.)                                   2,500,000
  2,300,000   California Public Capital
              Improvements Project, Series
              1988 C, Quarterly Put Bond,
              3.65%, 3-15-97 (LOC: National
              Westminster Bank PLC)                               2,300,000
  2,000,000   California School Cash Reserve
              Program Auth. Rev., Series 1996
              A, 4.75%, 7-2-97 (MBIA)                             2,005,840
  7,000,000   California State Rev. Anticipation
              Notes, Series 1996, 4.50%,
              6-30-97                                             7,011,440

See Notes to Financial Statements


Semiannual Report                         California Municipal Money Market   17

                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 4,800,000   California State Rev. Anticipation
              Notes, Series 1996 C-2, VRDN,
              3.25%, 3-5-97 (SBBPA: Bank
              of America, Bank of Nova
              Scotia-NY, Commerzbank
              Aktiengesel-NY, National
              Westminster Bank PLC)                              $4,800,000
  2,000,000   California Statewide Community
              Development Auth. Rev., (Howard
              S. Leight & Assoc.), VRDN,
              3.40%, 3-5-97 (LOC: Sanwa
              Bank Ltd.)                                          2,000,000
  1,500,000   California Statewide Communities
              Development Auth. Rev., Series
              1996 G, (Lansmont Property),
              VRDN, 3.40%, 3-5-97 (LOC:
              Wells Fargo & Co.)                                  1,500,000
  3,700,000   California Statewide Communities
              Development Auth. Rev.,
              (Levecke Project), VRDN,
              3.40%, 3-5-97 (LOC: Bank of
              Tokyo-Mitsubishi)                                   3,700,000
  1,035,000   California Statewide Communities
              Development Auth. Rev., Series
              1989, (Sunclipse Inc.), VRDN,
              3.30%, 3-5-97 (LOC: California
              State Teachers Retirement
              System)                                             1,035,000
  2,000,000   California Statewide Communities
              Development Auth. Rev., Series
              1995 D, (Whispering Winds
              Apartments), VRDN, 3.45%,
              3-5-97 (LOC: Continental
              Casualty Co.)                                       2,000,000
  3,800,000   Chula Vista Industrial Development
              Rev., (San Diego Gas and
              Electric), VRDN, 3.60%, 3-3-97                      3,800,000
  3,755,000   Contra Costa County Certificates of
              Participation, (Concord
              Healthcare Center), VRDN,
              3.35%, 3-5-97 (LOC: Boatman's
              First National Bank)                                3,755,000
  4,000,000   Contra Costa County Multifamily
              Housing Rev., Series 1994 A,
              (Del Norte Apartments), VRDN,
              3.40%, 3-4-97 (LOC: Sumitomo
              Bank)                                               4,000,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,000,000   Fowler Industrial Development Auth.
              Rev., (Bee Sweet Citrus Inc.),
              VRDN, 3.40%, 3-6-97 (LOC:
              Bank of America)                                   $2,000,000
  1,000,000   Glenn Industrial Development Auth.
              Rev., (Land O'Lakes Income Project),
              3.70%, 3-7-97 (LOC:Sanwa Bank Ltd.)                 1,000,000
    800,000   Irvine Ranch Water District, Series
              1985, VRDN, 3.35%, 3-3-97
              (LOC: Landbank
              Hessen-Thuringen Girozentrale)                        800,000
  1,000,000   Irvine Ranch Water District, Series
              1993, VRDN, 3.35%, 3-3-97
              (LOC: Bank of America)                              1,000,000
  4,000,000   Kern County Certificates of
              Participation, Series 1996 A,
              VRDN, 3.40%, 3-6-97 (LOC:
              Anchor National Life Insurance
              Company)                                            4,000,000
  2,500,000   Lassen Municipal Utility District
              Rev., VRDN, 3.40%, 3-6-97
              (FSA) (SBBPA: Credit Local
              De France)                                          2,500,000
  1,000,000   Livermore Multifamily Rev., Series
              1989 A, (Portola Meadows
              Apartments), VRDN, 3.30%,
              3-6-97 (LOC: Bank of America)                       1,000,000
  2,000,000   Long Beach Harbor Commercial
              Paper, 3.50%, 5-1-97 (Line of
              Credit: Industrial Bank of Japan,
              Ltd., Canadian Imperial Bank of
              Commerce, National Westminster
              Bank PLC, California State
              Teachers Retirement System,
              Banque National De Paris)                           2,000,000
    500,000   Long Beach Harbor Rev., Series
              1989 A, 6.80%, 5-15-97                                502,843
  2,900,000   Los Angeles County Industrial Development
              Auth., (Tulip Corporation, Project 1989 A),
              VRDN, 3.40%, 3-5-97 (LOC:
              La Salle National Bank)                             2,900,000
  1,250,000   Los Angeles County Public Works
              Financing Auth. Lease Rev.,
              Series 1996 A, 4.50%, 9-1-97
              (MBIA)                                              1,253,978

See Notes to Financial Statements


18   California Municipal Money Market              American Century Investments


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 1,570,000   Los Angeles County Public Works
              Financing Auth. Lease Rev.,
              Series 1996, 4.50%, 9-1-97
              (MBIA)                                             $1,574,690
  2,500,000   Los Angeles County Tax and Rev.
              Anticipation Notes, 4.50%,
              6-30-97 (LOC: Bank of America,
              Credit Suisse-NY, Morgan
              Guaranty Trust Co.-New York,
              Union Bank of Switzerland,
              Wesdeutsche Landesbank
              Girozentrale)                                       2,505,186
  3,000,000   Los Angeles Multifamily Housing
              Rev., Series 1991 D, (Lucas
              Studios Project), VRDN, 3.30%,
              3-6-97 (LOC: Bank of America)                       3,000,000
  4,950,000   Los Angeles Multifamily Housing
              Rev., Series 1994, (Oakwood
              Apartments), VRDN, 3.40%,
              3-4-97 (LOC: Sumitomo Bank,
              Ltd.)                                               4,950,000
  3,900,000   Los Angeles Multifamily Housing
              Rev., Series 1989 C, (Vermont
              Knoll Apartments), VRDN,
              3.65%, 3-5-97 (LOC: Wells
              Fargo & Co.)                                        3,900,000
  4,500,000   Los Angeles Wastewater System
              Commercial Paper, 3.45%,
              5-9-97 (LOC: Union Bank of
              Switzerland)                                        4,500,000
  2,000,000   Modesto Multifamily Housing Rev.,
              (Live Oak Apartments), VRDN,
              3.40%, 3-6-97 (FNMA)                                2,000,000
  5,500,000   Oceanside Multifamily Housing
              Rev., (Lakeridge Apartments
              Project), VRDN, 3.50%, 3-5-97
              (LOC: Continental Casualty)                         5,500,000
  2,400,000   Ontario Industrial Development
              Auth. Rev., Series 1988,
              (Winsford Partners), VRDN,
              3.40%, 3-5-97 (LOC: Bank
              of America)                                         2,400,000
  2,660,000   Pleasant Hill Redevelopment
              Agency, Series 1996 A, VRDN,
              3.40%, 3-6-97 (LOC:
              Commerzbank Aktiengesel-
              New York)                                           2,660,000

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$   500,000   Rancho Mirage Redevelopment
              Agency Certificates of
              Participation, VRDN, 3.30%,
              3-6-97 (LOC: Bank of America)                  $      500,000
  1,500,000   Riverside County Industrial Auth.
              Rev., Series 1987, (Rocklin
              Corp.), VRDN, 3.40%, 3-5-97
              (LOC: Royal Bank of Canada)                         1,500,000
  1,015,000   Riverside County Multifamily
              Housing Rev., Series 1986 A,
              (Tyler Village Project), VRDN,
              3.35%, 3-5-97 (LOC: Chase
              Manhatten Bank)                                     1,015,000
  9,500,000   Sacramento County Housing Auth.
              Rev., Issue 1992 A, (Shadowood
              Apartments Projects), VRDN,
              3.40%, 3-5-97 (LOC: GE
              Capital Corp.)                                      9,500,000
    900,000   San Diego Industrial Development
              Rev., Series 1987 A, (Kaiser
              Aerospace and Electricity, VRDN,
              3.45%, 3-6-97 (LOC: ABN
              Amro Bank)                                            900,000
  1,300,000   San Joaquin County Industrial
              Development Auth. Rev.,
              (Modtech Inc.), VRDN, 3.30%,
              3-5-97 (LOC: Bank of
              Tokyo-Mitsubishi)                                   1,300,000
  3,500,000   San Jose Multifamily Housing Rev.,
              Series 1996 A, (Siena at
              Renaissance), VRDN, 3.30%,
              3-5-97 (LOC: Bank One)                              3,500,000
  3,850,000   Santa Ana Multifamily Housing
              Auth. Rev., VRDN, 3.30%,
              3-6-97 (LOC: Bank of America)                       3,850,000
  2,000,000   Santa Paula Public Financing Auth.
              Rev., VRDN, 3.50%, 3-5-97
              (LOC: Bank of Tokyo-Mitsubishi)                     2,000,000
    700,000   South San Francisco Multifamily
              Housing Rev.,  Series 1987 A,
              (Magnolia Plaza  Apartments),
              VRDN, 3.30%, 3-5-97 (LOC:
              Wells Fargo & Co.)                                    700,000
  4,200,000   Vallejo Industrial Development
              Auth. Rev., Series 1993 A,
              (Meyer Cookware Industries
              Project), VRDN, 3.50%, 3-5-97
              (LOC: Bank of Tokyo-Mitsubishi)                     4,200,000
                                                                  ---------
TOTAL INVESTMENT SECURITIES--100.0%                            $187,630,035
                                                                ===========

See Notes to Financial Statements


Semiannual Report                         California Municipal Money Market   19


                            SCHEDULE OF INVESTMENTS
                       CALIFORNIA MUNICIPAL MONEY MARKET

FEBRUARY 28, 1997 (UNAUDITED)

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FNMA = Federal National Mortgage Association
FSA = Financial Security Association
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.

See Notes to Financial Statements

20   California Municipal Money Market              American Century Investments

                         CALIFORNIA HIGH-YIELD MUNICIPAL

                                                        30-DAY            30-DAY TAX-EQUIVALENT YIELDS
                                                           SEC       34.70%       37.42%       41.95%        45.22%
                                                         YIELD  Tax Bracket  Tax Bracket  Tax Bracket   Tax Bracket
                                                         -----  -----------  -----------  -----------   -----------

CURRENT YIELD (as of February 28, 1997)
California High-Yield Municipal                          5.36%        8.21%        8.57%        9.23%         9.78%

Yields are defined in the Glossary on page 53.

                                                                           AVERAGE ANNUAL RETURNS
                                                      6 MONTHS       1 YEAR      3 YEARS      5 YEARS      10 YEARS
TOTAL RETURNS (as of February 28, 1997)
California High-Yield Municipal ......................   5.04%        6.97%        6.32%        7.93%         6.36%
Lehman Long-Term Municipal Bond Index ................   5.99%        6.18%        6.46%        8.33%         8.34%
Average California Municipal Debt Fund(1) ............   4.76%        4.81%        5.10%        6.94%         6.67%
Fund's Ranking Among California
Municipal Debt Funds(1) ..............................    --    2 out of 98  4 out of 68  3 out of 50  21 out of 30

(1)According to Lipper Analytical Services.

See pages 52-53 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

$10,000 investment made 2/28/87

                    Lehman Long-Term Municipal Index     High-Yield Municipal
2/28/87                         $10,000                        $10,000
3/31/87                          $9,853                        $10,030
4/30/87                          $9,300                         $8,809
5/31/87                          $9,197                         $8,624
6/30/87                          $8,904                         $8,858
7/31/87                          $8,987                         $8,913
8/31/87                          $9,027                         $8,930
9/30/87                          $8,658                         $8,465
10/31/87                         $8,658                         $8,285
11/30/87                         $8,934                         $8,529
12/31/87                         $9,051                         $8,692
1/31/88                          $9,412                         $9,000
2/29/88                          $9,523                         $9,111
3/31/88                          $9,386                         $9,011
4/30/88                          $9,461                         $9,075
5/31/88                          $9,470                         $9,114
6/30/88                          $9,655                         $9,225
7/31/88                          $9,720                         $9,293
8/31/88                          $9,758                         $9,392
9/30/88                          $9,979                         $9,541
10/31/88                        $10,206                         $9,682
11/30/88                        $10,097                         $9,677
12/31/88                        $10,272                         $9,774
1/31/89                         $10,514                         $9,932
2/28/89                         $10,367                         $9,954
3/31/89                         $10,375                         $9,950
4/30/89                         $10,680                        $10,079
5/31/89                         $10,927                        $10,277
6/30/89                         $11,093                        $10,388
7/31/89                         $11,240                        $10,501
8/31/89                         $11,069                        $10,412
9/30/89                         $11,035                        $10,425
10/31/89                        $11,181                        $10,506
11/30/89                        $11,419                        $10,680
12/31/89                        $11,503                        $10,718
1/31/90                         $11,387                        $10,680
2/28/90                         $11,515                        $10,827
3/31/90                         $11,527                        $10,831
4/30/90                         $11,386                        $10,695
5/31/90                         $11,708                        $10,999
6/30/90                         $11,823                        $11,111
7/31/90                         $12,032                        $11,318
8/31/90                         $11,745                        $11,012
9/30/90                         $11,727                        $10,969
10/31/90                        $11,975                        $11,076
11/30/90                        $12,279                        $11,270
12/31/90                        $12,333                        $11,324
1/31/91                         $12,498                        $11,509
2/28/91                         $12,586                        $11,555
3/31/91                         $12,616                        $11,587
4/30/91                         $12,812                        $11,780
5/31/91                         $12,962                        $11,914
6/30/91                         $12,938                        $11,907
7/31/91                         $13,138                        $12,074
8/31/91                         $13,327                        $12,196
9/30/91                         $13,520                        $12,362
10/31/91                        $13,661                        $12,461
11/30/91                        $13,678                        $12,457
12/31/91                        $14,004                        $12,560
1/31/92                         $13,996                        $12,547
2/29/92                         $14,018                        $12,653
3/31/92                         $14,053                        $12,739
4/30/92                         $14,187                        $12,835
5/31/92                         $14,394                        $12,987
6/30/92                         $14,673                        $13,189
7/31/92                         $15,211                        $13,593
8/31/92                         $15,007                        $13,429
9/30/92                         $15,073                        $13,512
10/31/92                        $14,822                        $13,242
11/30/92                        $15,239                        $13,566
12/31/92                        $15,437                        $13,712
1/31/93                         $15,582                        $13,810
2/28/93                         $16,307                        $14,267
3/31/93                         $16,110                        $14,180
4/30/93                         $16,331                        $14,376
5/31/93                         $16,466                        $14,519
6/30/93                         $16,775                        $14,781
7/30/93                         $16,792                        $14,791
8/31/93                         $17,222                        $15,122
9/30/93                         $17,446                        $15,320
10/31/93                        $17,479                        $15,407
11/30/93                        $17,268                        $15,281
12/31/93                        $17,713                        $15,519
1/31/94                         $17,922                        $15,724
2/28/94                         $17,329                        $15,421
3/31/94                         $16,294                        $14,815
4/29/94                         $16,420                        $14,759
5/31/94                         $16,612                        $14,955
6/30/94                         $16,413                        $14,930
7/29/94                         $16,834                        $15,236
8/31/94                         $16,870                        $15,254
9/30/94                         $16,478                        $15,077
10/31/94                        $15,972                        $14,852
11/30/94                        $15,551                        $14,472
12/30/94                        $16,103                        $14,687
1/31/95                         $16,811                        $15,099
2/28/95                         $17,496                        $15,467
3/31/95                         $17,706                        $15,742
4/28/95                         $17,697                        $15,748
5/31/95                         $18,451                        $16,221
6/30/95                         $18,111                        $16,056
7/31/95                         $18,203                        $16,122
8/31/95                         $18,460                        $16,335
9/30/95                         $18,604                        $16,450
10/31/95                        $19,054                        $16,702
11/30/95                        $19,546                        $17,074
12/31/95                        $19,851                        $17,374
1/31/96                         $19,936                        $17,392
2/29/96                         $19,693                        $17,325
3/31/96                         $19,333                        $17,111
4/30/96                         $19,255                        $17,071
5/31/96                         $19,265                        $17,159
6/30/96                         $19,562                        $17,425
7/31/96                         $19,755                        $17,594
8/31/96                         $19,730                        $17,641
9/30/96                         $20,168                        $17,938
10/31/96                        $20,414                        $18,105
11/30/96                        $20,853                        $18,499
12/31/96                        $20,727                        $18,397
1/31/97                         $20,686                        $18,353
2/28/97                         $22,288                        $18,536

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               98               90
Weighted Average Maturity      21.5 years       20.7 years
Average Duration                7.6 years        7.5 years
Expense Ratio                    0.50%*            0.51%

* Annualized.


Semiannual Report                           California High-Yield Municipal   21


                        CALIFORNIA HIGH-YIELD MUNICIPAL

Management Q & A

An interview with Steven Permut, a senior portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund performed well. For the six-month period ended February 28, 1997, the fund's total return of 5.04% was significantly higher than the 4.76% average return of the 100 "California Municipal Debt Funds" tracked by Lipper Analytical Services. From a one-year perspective, the fund's performance was even stronger; its 6.97% average annual return ranked it #2 among its Lipper peers. (See the Total Returns table on the previous page for other fund performance comparisons.)

How did the fund's yield stack up against the competition?

The fund continued to provide shareholders with a high level of current income. As of February 28, the fund's 30-day SEC yield was 5.36%, compared to the 4.52% average yield of its peers.+


+ Although the fund's yield may be significantly higher than the yields of other fixed-income funds that purchase higher-rated securities, this higher yield is generally based upon the greater credit risk of the securities in the fund's portfolio.

[bar graph - data below]

CALIFORNIA HIGH-YIELD MUNICIPAL FISCAL YEAR-BY-YEAR RETURNS (Periods ended August 31)

                 High-Yield Municipal         Lehman Long-Term Municipal Index
1987*                   -10.19%                            -0.28%
1988                     5.17                               8.10
1989                     10.88                              13.44
1990                     5.77                               6.11
1991                     10.75                              13.47
1992                     10.11                              12.60
1993                     12.61                              14.76
1994                     0.87                               -2.05
1995                     7.09                               9.43
1996                     8.02                               6.88

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 52 for a definition of the index.

*    Return from the fund's 12/30/86 inception date to 8/31/87.


22   California High-Yield Municipal                American Century Investments


                        CALIFORNIA HIGH-YIELD MUNICIPAL

What's behind the fund's continued strong performance?

In general, California high-yield municipal securities performed very well during the period as credit quality spreads--the differences between the yields of high-rated securities and those of lower-rated securities--continued to narrow. This compression of credit quality spreads in the California municipal market is a direct result of the state's improving economic outlook and real estate market. In addition, municipal bond insurers have insured more lower-quality California issues, adding strength to the narrowing trend. The fund, which holds a relatively high position in lower-rated securities, greatly benefited from this trend. A number of issues held by the fund were prerefunded and experienced credit improvement during the six-month period, boosting the fund's returns.

Have all lower-rated California municipal bonds been good buys?

No. That's where our professional management team adds value. We have to be very selective when looking at BBB and unrated issues. We recently increased the size of our municipal credit research team and now have five analysts carefully evaluating all securities considered for purchase by the fund. Using a disciplined bottom-up, value-oriented approach, the credit team looks for securities that may be undervalued by virtue of their credit rating or market valuation. The credit research team's work has been a vital factor in improving the fund's returns while minimizing its credit risk.

How was the fund positioned during the period?

We lengthened the fund's duration in the third and fourth quarters of 1996 as bonds rallied, but shortened it up when the bond market began to sell off in December and January. As of February 28, the fund's duration was 7.6 years--nearly the same as it was at the end of August. Pulling the fund's duration back brought the fund to a roughly neutral position relative to its peers and reduced the fund's vulnerability to interest rate fluctuations.

What is your outlook for the municipal market going forward?

In general, we expect to see slightly higher interest rates in the coming months as the Federal Reserve moves to keep a lid on inflation. But in the municipal market, we expect continuing strong growth in California's economy to further boost the performance of high-yield municipal securities, which should keep credit quality

[pie charts - data below]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue 37%
Land-Secured 35%
COPs/Leases 19%
Prerefunded/ETM 5%
GO 2%
Other 2%

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 8/31/96)
Revenue 42%
Land-Secured 37%
COPs/Leases 13%
Prerefunded/ETM 3%
GO 3%
Other 2%


Semiannual Report                           California High-Yield Municipal   23


                        CALIFORNIA HIGH-YIELD MUNICIPAL

spreads for California issues very narrow.  We also anticipate  limited issuance
of  lower-quality  securities.   This  situation  will  likely  result  in  more
competition and higher prices for high-yield securities.

What are your plans for the fund over the next six months?

Given the likelihood of higher rates, we will probably maintain the fund's neutral duration. In addition, we will continue to utilize our strong credit research team to search for securities with undervalued credit ratings and market valuations that we believe have the potential to appreciate in the near term. We will look to increase the fund's holdings in unrated bonds to about 35% of the portfolio, but this plan is dependent on whether we can find issues that meet our credit criteria and represent good value.

[pie charts - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)

AAA 26%
AA 4%
A 23%
BBB 15%
Unrated 32%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)

AAA 23%
AA 2%
A 27%
BBB 16%
Unrated 32%


24   California High-Yield Municipal                American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

MUNICIPAL SECURITIES
$ 2,000,000   Alameda Public Financing Auth.
              Local Agency Rev., Series 1996
              A, (Community Facility District
              Number 1), 7.00%, 8-1-19                           $2,081,760
  1,000,000   Albany Unified School District GO,
              Series 1995 C, 5.00%, 8-1-19
              (FSA)                                                 905,520
    700,000   Bishop, Escalon & Lemoore Cities
              Certificates of Participation,
              Series 1991 A, 7.70%, 5-1-11                          747,236
  3,000,000   Brawley Certificates of Participation,
              (Water System Improvement
              Project), 6.40%, 12-1-26                            2,912,370
  1,540,000   Brisbane Certificates of
              Participation, (Capital
              Improvement Refinancing
              Project), 6.00%, 4-1-18                             1,537,151
    500,000   California Educational Facilities
              Auth. Rev., (California Lutheran
              University), 7.375%, 12-1-16                          537,680
  1,000,000   California Educational Facilities
              Auth. Rev., (Mills College),
              6.875%, 9-1-22                                      1,078,170
  1,000,000   California Educational Facilities
              Auth. Rev., Series 1993 B,
              (Pooled College and University
              Financing), 6.125%, 6-1-09                          1,020,650
  5,350,000   California Educational Facilities
              Auth. Rev., (St. Mary's College),
              4.75%, 10-1-20 (MBIA)                               4,635,668
  4,000,000   California Health Facilities
              Financing Auth. Rev., Series
              1989 A, (Kaiser Permanente),
              5.59%, 10-1-12 (AMBAC)(1)                           1,693,280
  2,015,000   California Health Facilities
              Financing Auth. Rev., Series
              1986 A, (Pomona Valley
              Community Hospital), 7.00%,
              1-1-17                                              2,038,515
    170,000   California Housing Finance Agency
              Home Mortgage Rev. Bonds,
              Series 1988 B, 8.60%, 8-1-19                          177,495

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$   610,000   California Housing Finance Agency
              Home Mortgage Rev. Bonds,
              Series 1989, 8.00%, 8-1-29                        $   637,438
    480,000   California Housing Finance Agency
              Home Mortgage Rev. Bonds,
              Series 1990 C, 7.60%, 8-1-30                          506,380
  1,955,000   California Housing Finance Agency
              Home Mortgage Rev. Bonds,
              Series 1997 B, 6.10%, 2-1-28
              (MBIA)                                              1,983,015
  3,455,000   California Housing Finance Agency
              Multifamily Mortgage Rev. Bonds,
              Series 1997 A, 5.95%, 8-1-28
              (MBIA)                                              3,463,603
  3,500,000   California Housing Finance Agency
              Multi-Unit Mortgage Rev. Bonds,
              Series 1992 C, 6.875%, 8-1-24                       3,636,570
  1,500,000   California Maritime Infrastructure
              Auth. Airport Rev., (San Diego
              Unified Port District Airport),
              5.00%, 11-1-20 (AMBAC)                              1,356,240
    400,000   California Public Capital
              Improvements Financing Auth.
              Rev., Series 1988 A, (Pooled
              Project), 8.50%, 3-1-18                               420,824
    500,000   California State Department of
              Veterans Affairs Home Purchase
              Rev., Series 1988 A, 8.30%,
              8-1-19                                                520,180
  4,000,000   California State Department of
              Water Resources Rev., Series
              1993 M, 5.00%, 12-1-19                              3,633,280
  3,665,000   California State GO, 5.35%,
              9-1-09(1)                                           1,893,486
  2,000,000   California State Public Works
              Board Lease Rev., Series 1993
              D, (Department of Corrections),
              5.25%, 6-1-15 (FSA)                                 1,961,860
  1,000,000   California State Public Works
              Board Lease Rev., Series 1993
              A, (Various State University
              Projects), 5.50%, 12-1-18                             953,000
  5,000,000   California State Public Works
              Board Lease Rev., Series 1993
              B, (Various State University
              Projects), 5.50%, 6-1-19                            4,762,350

See Notes to Financial Statements


Semiannual Report                           California High-Yield Municipal   25


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 1,000,000   California Statewide Communities
              Development Auth. Rev.
              Certificates of Participation,
              Series 1996 A, (Insurance
              Health Facility, San Gabriel
              Valley), 5.50%, 9-1-14 (California
              Mortgage Insurance)                               $   980,730
    580,000   Clayton Improvement Bond Act
              1915 Special Assessment,
              (Oakhurst Assessment District),
              8.00%, 9-2-14                                         600,886
    130,000   Clayton Improvement Bond Act
              1915 Special Assessment,
              Series 1988 A, (Oakhurst
              Assessment District ), 8.40%,
              9-2-10                                                134,679
  4,500,000   Colton Public Financing Auth. Rev.,
              Series 1995, (Electric System),
              7.50%, 10-1-20                                      4,709,745
  3,185,000   Contra Costa County Certificates
              of Participation, (Merrithew
              Memorial Hospital Project),
              5.375%, 11-1-17 (MBIA)                              3,046,898
    750,000   Contra Costa County Public
              Financing Auth. Tax Allocation
              Rev., Series 1992 A, 7.10%,
              8-1-22                                                800,535
    695,000   Corcoran Certificates of
              Participation, 8.75%, 6-1-16(2)                       717,865
    500,000   Cucamonga School District
              Certificates of Participation,
              Series 1990, 7.60%, 12-1-99,
              Prerefunded at 102% of Par(3)                         556,755
  1,000,000   Davis Community Facility District
              Number 1991-2, Series 1992
              B, 7.80%, 9-1-22                                    1,080,230
  1,500,000   Del Mar Race Track Auth. Rev.,
              6.20%, 8-15-11                                      1,537,695
  1,000,000   El Dorado County Board Auth.
              Lease Rev., (Capital Facility
              Project), 7.40%, 11-1-09                            1,098,190
    350,000   Folsom Redevelopment Agency
              Tax Allocation Rev., Series 1987
              A, 8.60%, 2-1-13                                      364,018

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 1,500,000   Folsom Special Tax, (Community
              Facility District Number 7),
              7.25%, 9-1-21                                      $1,527,270
  2,350,000   Fontana Community Facility District
              Number 2 Special Assessment,
              Series 1988 B, 8.50%, 9-1-17                        2,470,062
  2,000,000   Fontana Public Financing Auth. Tax
              Allocation Rev., Series 1993 A,
              5.00%, 9-1-20 (MBIA)                                1,823,520
  1,000,000   Fontana Redevelopment Agency
              Tax Allocation, (Jurupa Hills
              Project), 8.00%, 1-1-98                             1,016,720
  2,500,000   Fontana Redevelopment Agency
              Tax Allocation, Series 1994 B,
              (Jurupa Hills Project), 7.70%,
              1-1-19                                              2,660,125
  1,040,000   Foothill-De Anza Community
              College District Certificates of
              Participation, Series 1992,
              (Campus Center Project), 7.35%,
              3-1-07                                              1,151,758
  2,500,000   Foster City Redevelopment Agency
              Tax Allocation, (Metro Center),
              6.75%, 9-1-20                                       2,651,575
  1,185,000   Gateway Improvement Auth. Rev.,
              Series 1995 A, (Marin City
              Community Facility), 7.75%,
              9-1-25                                              1,274,539
  1,250,000   Hollister Redevelopment Agency
              Tax Allocation, Series 1989,
              (Hollister Community
              Development Project), 7.55%,
              10-1-13                                             1,326,350
  2,000,000   Industry Urban Redevelopment
              Agency Tax Allocation,
              (Project 3), 6.90%, 11-1-16                         2,139,700
    985,000   Irvine Improvement Bond 1915
              Special Assessment, Series
              1992 A, (District Number 89-9),
              7.40%, 9-2-17                                       1,012,777
  1,000,000   Lake Elsinore Unified School
              District Community Facilities
              District Special Tax, Series 1991,
              (Number 88-1), 8.25%, 9-1-16                        1,068,330

See Notes to Financial Statements


26   California High-Yield Municipal                American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$   120,000   Los Angeles County Single Family
              Mortgage Rev., (GNMA
              Mortgage, Issue B), 9.00%,
              12-1-20, (GNMA Collateral)                        $   126,523
  1,000,000   Los Angeles County Transportation
              Commission Sales Tax Rev.,
              Series 1991 B, 6.50%, 7-1-13                        1,060,440
     30,000   Los Angeles Home Mortgage Rev.
              Bonds, 9.00%, 6-15-18                                  30,525
  1,750,000   Los Angeles State Building Auth.
              Lease Rev., Series 1993 A,
              5.625%, 5-1-11                                      1,790,250
  5,075,000   Los Angeles Wastewater System
              Rev., Series 1993 D, 5.20%,
              11-1-21 (FGIC)                                      4,699,552
  3,000,000   Milpitas Improvement Bond Act
              1915, Series 1996 A, (District
              Number 18), 6.75%, 9-2-16                           3,020,820
  4,925,000   Northern California Power Agency
              Rev., Series E, (Hydroelectric
              Project Number 1), 7.15%,
              7-1-24                                              5,169,625
  2,000,000   Norwalk Community Facilities
              Financing Auth. Tax Allocation,
              Series 1995 B, 7.40%, 9-15-25                       2,133,700
  2,000,000   Novato Community Facility District
              Number 1 Special Tax, (Vintage
              Oaks Project), 7.20%, 8-1-15                        2,083,780
  1,000,000   Orange County Community
              Facilities District Special Tax,
              Series 1993 A, (Number 87-5E),
              7.30%, 8-15-18                                      1,048,550
  1,500,000   Orange Cove Irrigation District
              Certificates of Participation,
              Series 1992, 7.00%, 2-1-15                          1,672,755
  1,000,000   Pioneer Union Elementary School
              District GO, Series 1990, 7.50%,
              8-1-14                                              1,070,270
  1,500,000   Pittsburg Assessment District 92-1
              Special Assessment, (Village at
              New York Landing), 8.00%,
              9-2-22                                              1,554,480
    880,000   Pittsburg Assessment District 90-1
              Special Assessment, (Oak Hills),
              7.75%, 9-2-20                                         913,220

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,240,000   Pittsburg Redevelopment Agency
              Tax Allocation, Series 1993 A,
              (Los Medanos Project), 5.00%,
              8-1-17 (AMBAC)                                     $2,045,792
  3,500,000   Pittsburg Redevelopment Agency
              Tax Allocation, (Los Medanos
              Project), 6.25%, 8-1-26                             3,529,575
  1,500,000   Pomona Public Financing Auth.
              Rev., Series 1993 L, (Southwest
              Pomona Redevelopment), 5.70%,
              2-1-13                                              1,466,940
  5,000,000   Pomona Improvement Bond Act
              1915, (Rio Rancho Assessment
              District), 7.50%, 9-2-21                            5,175,600
  2,250,000   Rancho Mirage Joint Powers
              Financing Auth. Certificates of
              Participation, (Eisenhower
              Memorial Hospital), 7.00%,
              3-1-22                                              2,539,508
  2,000,000   Redding Joint Powers Financing
              Auth. Electric Systems Rev.,
              Series 1996 A, 5.25%,
              6-1-15 (MBIA)                                       1,943,800
  1,285,000   Redding Redevelopment Agency
              Tax Allocation, 5.00%, 9-1-23
              (FSA)                                               1,153,879
  1,815,000   Redondo Beach Public Financing
              Auth. Rev., (South Bay Center
              Redevelopment Project), 7.125%,
              7-1-26                                              1,911,522
  1,000,000   Richmond Joint Powers Financing
              Auth. Rev., Series 1995 A,
              5.25%, 5-15-13                                        947,640
  1,000,000   Rocklin Stanford Ranch Community
              Facilities District Special Tax,
              8.10%, 11-1-00, Prerefunded at
              102% of Par(3)                                      1,144,660
    500,000   Roseville Community Facilities
              District Number 2 Special Tax,
              8.25%, 9-1-21                                         535,450
  2,500,000   Sacramento County Certificates of
              Participation, 5.375%, 2-1-19
              (MBIA)                                              2,400,425
  2,490,000   Sacramento School Insurance Auth.
              Rev., Series 1993 C, (Workers
              Compensation Program), 5.75%,
              6-1-03(3)                                           2,650,680

See Notes to Financial Statements


Semiannual Report                           California High-Yield Municipal   27


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 1,965,000   Salinas Assessment District 94-1,
              Harden Ranch), 6.875%, 9-2-11                      $2,036,349
  1,000,000   San Diego Community Facilities
              District Number 1 Special Tax,
              Series 1995 B, 7.10%, 9-1-20                        1,038,610
  1,780,000   San Jose Finance Auth. Rev.,
              Series 1993 C, (Convention
              Center), 6.30%, 9-1-09                              1,882,012
  3,250,000   Sierra Sands Unified School
              District Certificates of
              Participation, Series 1993,
              (Capital Improvement Refinancing
              Project), 5.75%, 2-1-23                             3,166,572
  3,000,000   South Orange County Public
              Financing Auth. Special Tax,
              Series 1994 B, (Jr. Lien), 7.25%,
              9-1-13                                              3,177,150
  1,615,000   South San Francisco
              Redevelopment Agency, 7.60%,
              9-1-18                                              1,718,473
    480,000   Southern California Housing
              Finance Auth. Single Family
              Mortgage Rev., Series A, (GNMA
              & FNMA Mortgage-Backed
              Securities), 7.35%, 9-1-24                            506,491
    500,000   Southern California Public Power
              Auth. Rev., (Pooled Project),
              6.75%, 7-1-10 (FSA)                                   578,835
  2,000,000   Southern California Public Power
              Auth. Rev., Series 1993 A,
              5.00%, 7-1-15 (AMBAC)                               1,872,080
  2,400,000   Southern California Public Power
              Auth. Rev., (Transmission Project),
              5.69%, 7-1-14 (MBIA)(1)                               907,104
  2,000,000   Southern California Public Power
              Auth. Rev., (Transmission Project),
              5.73%, 7-1-15 (MBIA)(1)                               709,600
    500,000   St. Helena Certificates of
              Participation, Series 1991 C,
              7.875%, 6-1-00, Prerefunded at
              102% of Par(3)                                        561,810
  1,000,000   Standard Elementary School
              District Certificates of
              Participation, Series 1991,
              7.375%, 6-1-11                                      1,069,620

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 1,770,000   Tehama Community Certificates of
              Participation, (Social Services
              Building Project), 7.00%,
              10-1-20                                        $    1,944,416
  1,740,000   Torrance Hospital Rev., (Little
              County of Mary Hospital),
              6.875%, 7-1-15                                      1,859,869
  1,565,000   Twentynine Palms Water District
              Certificates of Participation,
              7.10%, 8-1-22                                       1,651,028
    950,000   Vista Joint Powers Financing Auth.
              Rev., Series 1990 A, 7.50%,
              1-1-16                                                998,146
  3,500,000   University of California Rev., Series
              1993 C, (Multiple Purpose
              Projects), 5.00%, 9-1-23
              (AMBAC)                                             3,142,860
  2,000,000   West Contra Costa Unified School
              District Certificates of
              Participation, 7.125%, 1-1-24                       2,127,280
  1,520,000   Windsor Redevelopment Agency
              Tax Allocation, 6.875%, 9-1-15                      1,613,601
  1,000,000   Yosemite Community College
              District Certificates of
              Participation, Series 1991,
              7.75%, 7-1-01, Prerefunded at
              102% of Par(3)                                      1,161,730
                                                                 ----------
TOTAL MUNICIPAL SECURITIES-99.4%                                168,388,270
   (Cost $161,268,197)                                          ===========

SHORT-TERM MUNICIPAL SECURITIES-0.6%
  1,000,000   California Pollution Control
              Financing Auth. Rev., (Pacific
              Gas & Electric), VRDN, 3.35%,
              3-3-97                                              1,000,000
   (Cost $1,000,000)                                             ----------

TOTAL INVESTMENT SECURITIES-100.0%                             $169,388,270
   (Cost $162,268,197)                                          ===========

See Notes to Financial Statements


28   California High-Yield Municipal                American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA HIGH-YIELD MUNICIPAL

FEBRUARY 28, 1997 (UNAUDITED)

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
FNMA = Federal National Mortgage Association
FSA = Financial Security Association
GNMA = Government National Mortgage Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.
(1) This security is a zero-coupon municipal bond. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(2) Private placement security which cannot be offered for public sale without first being registered under the Securities Act of 1933. The value of the security was $717,865, which represents 0.4% of the net assets of the Fund.
(3) Escrowed in U.S. Government Securities.

See Notes to Financial Statements


Semiannual Report                           California High-Yield Municipal   29


                           CALIFORNIA INSURED TAX-FREE

                                                    30-DAY            30-DAY TAX-EQUIVALENT YIELDS
                                                       SEC       34.70%       37.42%       41.95%       45.22%
                                                     YIELD  Tax Bracket  Tax Bracket  Tax Bracket  Tax Bracket
                                                     -----  -----------  -----------  -----------  -----------

CURRENT YIELD (as of February 28, 1997)
California Insured Tax-Free                          4.75%        7.27%        7.59%        8.18%        8.67%

Yields are defined in the Glossary on page 53.

                                                          AVERAGE ANNUAL RETURNS
                                                  6 MONTHS       1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                  --------       ------      -------      -------     --------
TOTAL RETURNS (as of February 28, 1997)
California Insured Tax-Free ......................   4.89%        4.78%        5.71%        7.58%        6.48%
Lehman Long-Term Municipal Bond Index ............   5.99%        6.18%        6.46%        8.33%        8.34%
Average California Insured
Municipal Debt Fund(1) ...........................   4.77%        4.36%        4.97%        7.34%        6.80%
Fund's Ranking Among California
Insured Municipal Debt Funds(1) ..................    --  11 out of 28  4 out of 20   3 out of 8   8 out of 8

(1)  According to Lipper Analytical Services.

See pages 52-53 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

$10,000 investment made 2/28/97

                   Insured Tax-Free  Lehman Long-Term Municipal Index
2/28/87                $10,000                   $10,000
3/31/87                 $9,913                    $9,853
4/30/87                 $8,884                    $9,300
5/31/87                 $8,768                    $9,197
6/30/87                 $9,011                    $8,904
7/31/87                 $9,055                    $8,987
8/31/87                 $9,121                    $9,027
9/30/87                 $8,463                    $8,658
10/31/87                $8,557                    $8,658
11/30/87                $8,857                    $8,934
12/31/87                $9,036                    $9,051
1/31/88                 $9,399                    $9,412
2/29/88                 $9,519                    $9,523
3/31/88                 $9,243                    $9,386
4/30/88                 $9,316                    $9,461
5/31/88                 $9,270                    $9,470
6/30/88                 $9,475                    $9,655
7/31/88                 $9,497                    $9,720
8/31/88                 $9,539                    $9,758
9/30/88                 $9,733                    $9,979
10/31/88                $9,942                   $10,206
11/30/88                $9,823                   $10,097
12/31/88                $9,955                   $10,272
1/31/89                $10,201                   $10,514
2/28/89                $10,097                   $10,367
3/31/89                $10,088                   $10,375
4/30/89                $10,344                   $10,680
5/31/89                $10,587                   $10,927
6/30/89                $10,734                   $11,093
7/31/89                $10,906                   $11,240
8/31/89                $10,688                   $11,069
9/30/89                $10,614                   $11,035
10/31/89               $10,711                   $11,181
11/30/89               $10,928                   $11,419
12/31/89               $10,982                   $11,503
1/31/90                $10,808                   $11,387
2/28/90                $10,979                   $11,515
3/31/90                $10,966                   $11,527
4/30/90                $10,741                   $11,386
5/31/90                $11,127                   $11,708
6/30/90                $11,220                   $11,823
7/31/90                $11,453                   $12,032
8/31/90                $11,111                   $11,745
9/30/90                $11,069                   $11,727
10/31/90               $11,369                   $11,975
11/30/90               $11,676                   $12,279
12/31/90               $11,725                   $12,333
1/31/91                $11,861                   $12,498
2/28/91                $11,903                   $12,586
3/31/91                $11,869                   $12,616
4/30/91                $12,037                   $12,812
5/31/91                $12,150                   $12,962
6/30/91                $12,103                   $12,938
7/31/91                $12,263                   $13,138
8/31/91                $12,430                   $13,327
9/30/91                $12,627                   $13,520
10/31/91               $12,771                   $13,661
11/30/91               $12,712                   $13,678
12/31/91               $13,045                   $14,004
1/31/92                $12,991                   $13,996
2/29/92                $13,023                   $14,018
3/31/92                $13,010                   $14,053
4/30/92                $13,128                   $14,187
5/31/92                $13,312                   $14,394
6/30/92                $13,599                   $14,673
7/31/92                $14,121                   $15,211
8/31/92                $13,881                   $15,007
9/30/92                $13,917                   $15,073
10/31/92               $13,605                   $14,822
11/30/92               $14,093                   $15,239
12/31/92               $14,244                   $15,437
1/31/93                $14,422                   $15,582
2/28/93                $15,129                   $16,307
3/31/93                $14,869                   $16,110
4/30/93                $15,037                   $16,331
5/31/93                $15,113                   $16,466
6/30/93                $15,389                   $16,775
7/30/93                $15,336                   $16,792
8/31/93                $15,789                   $17,222
9/30/93                $16,003                   $17,446
10/31/93               $15,976                   $17,479
11/30/93               $15,807                   $17,268
12/31/93               $16,160                   $17,713
1/31/94                $16,368                   $17,922
2/28/94                $15,885                   $17,329
3/31/94                $15,080                   $16,294
4/29/94                $15,162                   $16,420
5/31/94                $15,266                   $16,612
6/30/94                $15,192                   $16,413
7/29/94                $15,513                   $16,834
8/31/94                $15,524                   $16,870
9/30/94                $15,289                   $16,478
10/31/94               $14,990                   $15,972
11/30/94               $14,738                   $15,551
12/30/94               $15,102                   $16,103
1/31/95                $15,571                   $16,811
2/28/95                $16,050                   $17,496
3/31/95                $16,159                   $17,706
4/28/95                $16,177                   $17,697
5/31/95                $16,773                   $18,451
6/30/95                $16,475                   $18,111
7/31/95                $16,584                   $18,203
8/31/95                $16,781                   $18,460
9/30/95                $16,937                   $18,604
10/31/95               $17,292                   $19,054
11/30/95               $17,711                   $19,546
12/31/95               $17,975                   $19,851
1/31/96                $18,042                   $19,936
2/29/96                $17,906                   $19,693
3/31/96                $17,474                   $19,333
4/30/96                $17,362                   $19,255
5/31/96                $17,388                   $19,265
6/30/96                $17,600                   $19,562
7/31/96                $17,844                   $19,755
8/31/96                $17,885                   $19,730
9/30/96                $18,143                   $20,168
10/31/96               $18,386                   $20,414
11/30/96               $18,753                   $20,853
12/31/96               $18,637                   $20,727
1/31/97                $18,574                   $20,686
2/28/97                $18,743                   $22,288

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               67               69
Weighted Average Maturity      18.1 years       17.0 years
Average Duration                8.0 years        7.8 years
Expense Ratio                    0.48%*            0.49%

* Annualized.


30   California Insured Tax-Free                    American Century Investments


                          CALIFORNIA INSURED TAX-FREE

Management Q & A

An interview with Dave MacEwen, vice president and senior portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund posted slightly higher returns than its peers, but underperformed its benchmark index. For the six-month period ended February 28, 1997, the fund's total return was 4.89%, compared with the 4.77% average return of the 28 "California Insured Municipal Debt Funds" tracked by Lipper Analytical Services, and the 5.99% return of the Lehman Long-Term Municipal Bond Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund perform well against its peers?

One contributing factor was the fund's relatively conservative positioning during the period compared with some of the funds in its Lipper category. This conservative approach allowed the fund to perform fairly well despite the market's shifting expectations about the direction of interest rates (see page
4).

[bar graph - data below]

CALIFORNIA  INSURED TAX-FREE FISCAL  YEAR-BY-YEAR  RETURNS (Periods ended August
31)

              Insured Tax-Free       Lehman Long-Term Municipal Index
1987*              -8.51%                         -0.28%
1988                4.58%                          8.10%
1989               12.04%                         13.44%
1990                3.96%                          6.11%
1991               11.87%                         13.47%
1992               11.67%                         12.60%
1993               13.74%                         14.76%
1994               -1.68%                         -2.05%
1995                8.09%                          9.43%
1996                6.60%                          6.88%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 52 for a definition of the index. * Return from the fund's 12/30/86 inception date to 8/31/87.


Semiannual Report                               California Insured Tax-Free   31


                          CALIFORNIA INSURED TAX-FREE

Did you change the fund's positioning much over the last six months?

We made only slight adjustments to the fund's positioning during the period. Choosing a more conservative approach, we maintained the fund's duration in a relatively narrow range around 8 years. The lack of new municipal securities made it difficult to significantly alter the fund's structure.

Were there any particular securities that you favored?

We purchased some tax-allocation bonds for the fund because many of these types of securities were recently available at attractive prices. Tax-allocation bonds--securities issued to finance improvements in redevelopment areas such as urban neighborhoods --fell out of favor in the early 1990s after declining property values forced their prices notably lower. However, as property values have risen in recent years, so has the value of the securities. Our municipal credit research team found a number of these bonds that we felt were undervalued and that have subsequently appreciated. Of course, all these securities carry bond insurance and are rated AAA. By selling some of these bonds at a profit, we successfully enhanced the fund's returns.

Are there any securities that you avoided purchasing for the fund?

Although we selectively added some health-care revenue bonds to the fund's portfolio, in general we have avoided these types of securities. Many hospitals have come under renewed pressure to make their rates more competitive because of the recent surge in the popularity of managed health-care arrangements. Hospitals outside of these arrangements have been particularly hard hit, making their bonds potentially more risky due to their increased chances for bankruptcy.

We also avoided most short-call bonds--securities that can be paid off at a specified date before maturity. Instead, we conservatively opted for securities that were of better quality and could be more easily traded.

What is the outlook for the municipal market going forward?

As in the past, the general outlook for interest rates is uncertain. The economy continues to show solid growth, but inflation has remained relatively low. The question is, are these conditions sustainable? The Federal Reserve doesn't seem to think so--in March, it made a pre-emptive strike against inflation, ratcheting short-term interest rates up by a quarter of

[pie charts - data below]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue 42%
COPs/Leases 32%
Land-Secured 12%
GO 9%
Prerefunded/ETM 4%
Other 1%

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 8/31/96)
Revenue 45%
COPs/Leases 28%
Land-Secured 10%
GO 9%
Prerefunded/ETM 7%
Other 1%


32   California Insured Tax-Free                    American Century Investments


                          CALIFORNIA INSURED TAX-FREE

a percent. Many Fed watchers suspect this may be the first in a series of rate hikes.

If U.S. economic growth slows, the municipal market could rally. But with wage pressures increasing the threat of inflation, any signs of an overheating economy could cause increased anxiety among municipal investors, pushing bond prices lower. We expect municipal issuance to remain light in the coming months, which may provide some support for municipal prices.

With this outlook in mind, what are your plans for the fund going forward?

With the possibility of higher rates looming, we will likely maintain the fund's neutral stance, lengthening or shortening the fund's duration as conditions warrant. If the economic outlook does change dramatically, we believe that the fund is positioned with the flexibility to respond appropriately.

[pie charts - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA 100%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
AAA 100%


Semiannual Report California Insured Tax-Free        33


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

MUNICIPAL SECURITIES
$ 5,750,000   Anaheim Public Financing Auth.
              Lease Rev., Series 1997 A,
          (   Public Improvements Projects),
              5.00%, 3-1-37 (FSA)                                $5,106,058
  1,000,000   Banning Certificates of
              Participation, (Wastewater
              System, Refunding and
              Improvement Project), 8.00%,
              1-1-19 (AMBAC)                                      1,314,690
  1,000,000   Berkeley Certificates of
              Participation, Series 1989,
              7.50%, 6-1-19 (AMBAC)                               1,058,100
    900,000   Brea Redevelopment Agency
              Tax Allocation, (Project AB),
              6.125%, 8-1-13 (MBIA)                                 948,015
  5,000,000   California Educational Facilities
              Auth. Rev., Series 1997 M,
              (Stanford University), 5.25%,
              12-1-26                                             4,750,900
  2,500,000   California Educational Facilities
              Auth. Rev., (University of San
              Francisco), 6.00%, 10-1-26
              (MBIA)                                              2,585,350
  1,250,000   California Health Facilities
              Financing Auth. Rev., Series
              1991 A, (Adventist Health),
              7.00%, 3-1-13 (MBIA)                                1,376,363
  1,660,000   California Health Facilities
              Financing Auth. Rev., Series
              1996 A, (Insured Health Facility),
              6.00%, 7-1-25 (MBIA)                                1,696,155
  2,500,000   California Health Facilities
              Financing Auth. Rev., Series
              1989 A, (Sutter Hospital),
              6.70%, 1-1-13 (AMBAC)                               2,621,500
  1,560,000   California Public Capital
              Improvements Financing Auth.
              Rev., (Pooled Project 1988 B),
              8.10%, 3-1-18 (BIGI)                                1,645,769
  6,500,000   California State GO, 6.00%,
              10-1-10 (MBIA)                                      7,044,895

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,000,000   California State Public Works
              Board Lease Rev., Series 1993
              A, (Department of Corrections
              State Prisons), 5.00%, 12-1-19
              (AMBAC)                                            $1,852,560
  6,000,000   California State Public Works
              Board Lease Rev., (Department
              of Corrections), 5.25%, 6-1-15
              (FSA)                                               5,885,580
  4,500,000   California State Public Works
              Board Lease Rev., (Department
              of Corrections), 5.25%, 1-1-21
              (AMBAC)                                             4,273,920
  3,925,000   California Statewide Communities
              Development Auth. Rev.
              Certificates of Participation,
              (Gemological Institute), 6.75%,
              5-1-10 (Connie Lee)                                 4,479,485
  1,520,000   Castaic Lake Water Agency
              Certificates of Participation,
              Series 1994 A, (Water System
              Improvement Project), 7.00%,
              8-1-12 (MBIA)                                       1,790,773
  1,000,000   Contra Costa County Certificates
              of Participation, 7.80%, 6-1-07
              (BIGI)                                              1,087,980
  3,000,000   Contra Costa County Certificates
              of Participation, (Merrithew
              Memorial Hospital Project),
              5.50%, 11-1-22 (MBIA)                               2,905,590
  1,200,000   Contra Costa Water District Rev.,
              Series 1992 E, 6.25%, 10-1-12
              (AMBAC)                                             1,334,088
  1,000,000   East Valley Water District
              Certificates of Participation,
              (Treatment Plant Project), 6.60%,
              12-1-14 (AMBAC)                                     1,106,080
  5,750,000   Encina Joint Power Financing
              Auth. Wastewater Rev., Series
              1989 A, (Phase IV Expansion
              Project), 6.875%, 8-1-99,
              Prerefunded at 102%
              of Par (AMBAC)(1)                                   6,248,065
  2,000,000   Escondido Joint Powers Financing
              Auth. Rev., 6.125%, 9-1-11
              (AMBAC)                                             2,097,660

See Notes to Financial Statements


34   California Insured Tax-Free                    American Century Investments


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 4,100,000   Foothill-De Anza Community
              College District Certificates of
              Pariticipation, 6.25%, 9-1-13
              (Connie Lee)                                       $4,318,079
  1,725,000   Fresno Sewer Rev., Series 1993
              A-1, 6.25%, 9-1-14 (AMBAC)                          1,909,402
  1,240,000   Fresno Sewer Rev., Series 1993
              A-1, 4.75%, 9-1-21 (AMBAC)                          1,093,630
  5,000,000   Glendale Hospital Rev., Series
          1   991 A, (Adventist Hospital),
              6.75%, 3-1-13 (MBIA)                                5,431,500
  4,830,000   Glendale Unified School District
              Certificates of Participation,
              Series 1994 A, 6.50%, 3-1-12
              (AMBAC)                                             5,323,722
  1,340,000   Kern High School District GO,
              Series 1993 C, 6.25%, 8-1-13
              (MBIA)                                              1,493,283
  3,630,000   Kern High School District GO,
              Series 1993 D, 7.00%, 8-1-17                        4,355,782
    790,000   Lake Elsinore Public Financing
              Auth. Tax Allocation Rev., Series
              1992 C, (Redevelopment
              Projects), 6.625%, 2-1-17
              (FGIC)                                                850,158
  1,500,000   Lakewood Redevelopment Agency
              Tax Allocation Rev., Series 1992
              A, (Project No. 1), 6.50%, 9-1-17
              (FSA)                                               1,649,460
  2,000,000   La Quinta Financing Auth. Lease
              Rev., (La Quinta City Hall
              Project), 5.55%, 10-1-18 (MBIA)                     1,998,640
  1,000,000   Los Angeles Community College
              District Certificate of Participation,
              6.90%, 8-15-00 (FSA)                                1,107,090
  1,405,000   Los Angeles Community
              Redevelopment Agency Housing
              Rev., Series 1994 C, 7.00%,
              1-1-14 (AMBAC)                                      1,522,964
  3,500,000   Los Angeles Community
              Redevelopment Agency Tax
              Allocation Rev., Series 1993 H,
              (Bunker Hill), 6.50%, 12-1-14
              (FSA)                                               3,891,510

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 4,000,000   Los Angeles Community
              Redevelopment Agency Tax
              Allocation Rev., Series 1993 H,
              (Bunker Hill), 6.50%, 12-1-15
              (FSA)                                              $4,384,120
  1,000,000   Los Angeles County Transportation
              Commission Sales Tax Rev.,
              6.50%, 7-1-13 (AMBAC)                               1,090,550
  1,100,000   Los Angeles Wastewater System
              Rev., Series 1991 C, 7.00%,
              6-1-11 (AMBAC)                                      1,178,837
  1,915,000   Midpeninsula Regional Open
              Space District Financing Auth.
              Rev., 5.90%, 9-1-14 (AMBAC)                         1,985,434
  5,000,000   Modesto, Stockton, Redding Public
              Power Agency Rev., Series 1989
              D, (San Juan Project), 6.75%,
              7-1-20 (MBIA)                                       5,754,150
  1,200,000   National City Joint Powers Auth.
              Lease Rev., (Police Facilities
              Project), 6.75%, 10-1-17
              (AMBAC)                                             1,322,220
  2,810,000   Oakland Redevelopment Agency
              Tax Allocation Rev., (Central
              District), 5.50%, 2-1-14
              (AMBAC)                                             2,848,581
  1,925,000   Oakland Refunding Pension
              Financing Rev., Series 1988 A,
              7.60%, 8-1-21 (FGIC)                                2,051,781
  2,700,000   Orange County Financing Auth.
              Tax Allocation Rev., Series 1992
              A, 6.25%, 9-1-14 (MBIA)                             2,843,424
  1,950,000   Ramona Municipal Water District
              Certificates of Participation,
              7.20%, 10-1-10 (AMBAC)                              2,148,763
  1,100,000   Redlands Unified School District
              Certificates of Participation,
              6.00%, 9-1-12 (FSA)                                 1,133,187
    580,000   Redondo Beach Redevelopment
              Agency Tax Allocation Rev.,
              (South Bay Center
              Redevelopment), 8.625%,
              5-1-14 (FGIC)                                         590,764
  1,375,000   Rocklin Unified School District
              Community Facilities District
              Special Tax, 5.40%, 9-1-12
              (MBIA)                                              1,373,996

See Notes to Financial Statements

Semiannual Report                          California Insured Tax-Free        35


                            SCHEDULE OF INVESTMENTS
                          CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,505,000   Sacramento Redevelopment
              Agency Tax Allocation Rev.,
              (Merged Downtown
              Redevelopment Project), 6.50%,
              11-1-13 (MBIA)                                     $2,718,426
  3,000,000   Saddleback Community College
              District Certificates of
              Participation, 7.00%, 8-1-19
              (BIGI)                                              3,223,860
  1,345,000   San Diego Community College
              District Lease Rev., 6.125%,
              12-1-16 (MBIA)                                      1,415,155
  7,000,000   San Diego County Certificates of
              Participation, 5.625%, 9-1-12
              (AMBAC)                                             7,208,390
  5,250,000   San Francisco Bay Area Rapid
              Transportation District Sales
              Tax Rev., 6.75%, 7-1-09
              (AMBAC)                                             5,691,683
 10,000,000   San Francisco City and County
              International Airport Rev.
              Refunding, (Second Series Issue
              2), 6.75%, 5-1-20 (MBIA)                           11,159,800
  1,000,000   San Mateo County Transportation
              District Sales Tax Rev., Series
              1993 A, 5.25%, 6-1-18 (MBIA)                          962,130
  3,535,000   San Mateo County Joint Powers
              Financing Auth. Lease Rev.
              Refunding, (Capital Projects
              Program), 6.50%, 7-1-15 (MBIA)                      3,999,322
  1,000,000   Santa Clara Electric Rev., Series
              1991 A, 6.25%, 7-1-19 (MBIA)                        1,054,090
  2,000,000   Santa Margarita/Dana Point Auth.
              Rev., Series 1994 B, (Improvement
              Districts 3, 3A, 4, 4A), 7.25%,
              8-1-14 (MBIA)                                       2,424,520
  3,685,000   Simi Valley Unified School District,
              GO, 5.00%, 8-1-15 (FGIC)                            3,462,979
  2,500,000   South Coast Air Quality
              Management District Building
              Rev., (Installment Sale,
              Headquarters), 6.00%, 8-1-11
              (AMBAC)                                             2,715,675
     60,000   Thousand Oaks Redevelopment
              Agency Rev., (Single Family
              Residential Mortgage Rev.),
              7.90%, 1-1-16 (AMBAC)                                  61,639

Principal Amount                                                      Value
-------------------------------------------------------------------------------

$ 2,500,000   Ukiah Electric Rev., 6.25%, 6-1-18
              (MBIA)                                         $    2,744,700
  1,445,000   Walnut Valley Unified School
              District GO, Series 1992 B,
              6.00%, 8-1-10 (AMBAC)                               1,570,975
  4,525,000   Woodland Certificates of
              Participation, (Wastewater
              System Reference Project),
              5.75%, 3-1-12 (AMBAC)                               4,755,549
                                                                 ----------
TOTAL MUNICIPAL SECURITIES--96.4%                               182,029,496
   (Cost $172,298,838)                                          -----------

MUNICIPAL DERIVATIVES(2)
  2,000,000   East Bay Municipal Utility District
              Wastewater Treatment System
              Rev., Yield Curve Notes, Inverse
              Floater, 6.47%, 6-1-13 (AMBAC)                      1,915,000
  1,000,000   San Diego County Water Auth.
              Certificates of Participation, (Reg
              Rites), Yield Curve Notes, Inverse
              Floater, 7.646%, 5-1-09 (FGIC)                      1,080,000
  2,750,000   Southern California Public Power
              Auth. Rev., Yield Curve Notes,
              Inverse Floater, 6.792%, 7-1-17
              (FGIC)                                              2,475,000
                                                                  ---------

TOTAL MUNICIPAL DERIVATIVES--2.9%                                 5,470,000
   (Cost $5,858,366)                                              ---------

SHORT-TERM MUNICIPAL SECURITIES--0.7%
  1,400,000   California Statewide Communities
              Development Auth. Certificates
              of Participation, VRDN, 3.35%,
              3-3-97                                              1,400,000
                                                                  ---------
   (Cost $1,400,000)

TOTAL INVESTMENT SECURITIES--100.0%                            $188,899,496
   (Cost $179,557,204)                                          ===========

See Notes to Financial Statements


36   California Insured Tax-Free                    American Century Investments


SCHEDULE OF INVESTMENTS
CALIFORNIA INSURED TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Notes to Schedule of Investments
AMBAC = AMBAC  Indemnity  Corp.
BIGI = Bond Investor's Guaranty Inc.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = Government Obligation
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.
(1)  Escrowed in U.S. Government Securities.
(2) These securities are inverse floaters. They bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause their value to be twice as volatile as long-term bonds when interest rates change. The Insured Fund is limited to 10% of its net assets in inverse floaters.

See Notes to Financial Statements


Semiannual Report                               California Insured Tax-Free   37

                      STATEMENTS OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997 (UNAUDITED)

                                                              TAX-FREE          MUNICIPAL
                                                                MONEY             MONEY         HIGH-YIELD          INSURED
                                                               MARKET            MARKET          MUNICIPAL         TAX-FREE

ASSETS
Investment  securities,  at value  (amortized cost for
     Tax-Free Money Market and Municipal Money Market;
     identified cost of $162,268,197 and $179,557,204,
     respectively) (Note 3)...............................$426,237,269     $187,630,035      $169,388,270     $188,899,496
Cash......................................................   4,630,499          757,964           555,961               --
Receivable for capital shares sold........................      14,894               --             5,453               --
Interest receivable.......................................   2,558,351          995,163         3,171,018        2,997,956
Prepaid expenses and other assets.........................       7,746            5,136             4,503            5,087
                                                                 -----            -----             -----            -----
                                                           433,448,759      189,388,298       173,125,205      191,902,539
                                                           -----------      -----------       -----------      -----------

LIABILITIES
Disbursements in excess of demand deposit cash............     250,036          136,007           288,588        1,843,543
Payable for investments purchased.........................          --               --         3,469,276               --
Payable for capital shares redeemed.......................   1,388,678           58,153           385,666           53,215
Payable to affiliates (Note 2)............................     154,656           70,277            60,288           67,253
Dividends payable.........................................          --               --               644            2,696
Accrued expenses and other liabilities....................      15,227            1,452             7,953            4,915
                                                                ------            -----             -----            -----
                                                             1,808,597          265,889         4,212,415        1,971,622
                                                             ---------          -------         ---------        ---------
Net Assets Applicable to Outstanding Shares...............$431,640,162     $189,122,409      $168,912,790     $189,930,917
                                                          ============     ============      ============     ============

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized)....... 431,681,796      189,165,666        17,850,186       18,579,229
                                                           ===========      ===========        ==========       ==========
Net Asset Value Per Share.................................       $1.00            $1.00             $9.46           $10.22
                                                                 =====            =====             =====           ======

NET ASSETS CONSIST OF:
Capital paid in...........................................$431,681,796     $189,165,666      $162,363,966     $180,117,300
Undistributed net investment income.......................     356,694          115,351                --               --
Accumulated net realized gain (loss) on
   investment transactions................................    (398,328)        (158,608)         (571,249)         471,325
Net unrealized appreciation on
   investments (Note 3)...................................          --               --         7,120,073        9,342,292
                                                             ---------          -------         ---------        ---------
                                                          $431,640,162     $189,122,409      $168,912,790     $189,930,917
                                                          ============     ============      ============     ============


See Notes to Financial Statements


38   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)

                                                              TAX-FREE          MUNICIPAL
                                                                MONEY             MONEY         HIGH-YIELD          INSURED
                                                               MARKET            MARKET          MUNICIPAL         TAX-FREE

INVESTMENT INCOME
Income:
Interest..................................................  $7,566,613       $3,372,194        $4,873,585       $5,474,929

Expenses (Note 2):
Investment advisory fees..................................     622,979          276,307           221,736          274,667
Administrative fees.......................................     205,509           91,213            73,130           90,554
Transfer agency fees......................................     107,057           64,989            37,996           43,438
Printing and postage......................................      42,683           22,444            11,299           14,260
Auditing and legal fees...................................      21,523           10,113             8,343            9,880
Custodian fees............................................      17,207            8,311             6,374            7,486
Telephone expenses........................................       7,744            3,309             3,298            1,547
Directors' fees and expenses..............................       5,287            3,846             3,623            3,836
Registration and filing fees..............................       2,057            1,527             4,256              599
Other operating expenses..................................      11,564            6,485            13,387           10,339
                                                                ------            -----            ------           ------
                                                             1,043,610          488,544           383,442          456,606
                                                             ---------          -------           -------          -------
Net investment income.....................................   6,523,003        2,883,650         4,490,143        5,018,323
                                                             ---------        ---------         ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss) on investments...................         (77)              (2)         (211,589)       1,125,667
Change in net unrealized appreciation on investments......           --               --        3,239,472        3,089,084
                                                             ---------        ---------         ---------        ---------
Net realized and unrealized
gain (loss) on investments................................         (77)              (2)        3,027,883        4,214,751
                                                             ---------        ---------         ---------        ---------
Net Increase in Net Assets
Resulting from Operations.................................  $6,522,926       $2,883,648        $7,518,026       $9,233,074
                                                            ==========       ==========        ==========       ==========

See Notes to Financial Statements


Semiannual Report                                  Statements of Operations   39


                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
AND YEAR ENDED AUGUST 31, 1996

                                                                     TAX-FREE                             MUNICIPAL
                                                                   MONEY MARKET                         MONEY MARKET

Increase (Decrease) in Net Assets                               1997              1996             1997              1996
OPERATIONS
Net investment income.....................................$    6,523,003  $  13,288,453    $    2,883,650   $    6,182,773
Net realized gain (loss) on investments...................         (77)           5,024                (2)           3,762
Change in net unrealized appreciation
   on investments ........................................          --               --                --               --
                                                             ---------        ---------         ---------        ---------
Net increase in net assets resulting
   from operations........................................   6,522,926       13,293,477         2,883,648        6,186,535
                                                             ---------       ----------         ---------        ---------


DISTRIBUTIONS TO SHAREHOLDERS
From net investment income................................  (6,637,238)     (13,076,367)       (2,883,397)      (6,134,579)
                                                            ----------      -----------        ----------       ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold................................. 229,342,276      417,665,171        87,523,739      221,042,487
Proceeds from reinvestment of distributions...............   6,286,833       12,497,339         2,758,042        5,897,189
Payments for shares redeemed..............................(229,721,041)    (418,632,419)      (97,679,625)    (222,193,970)
                                                          ------------     ------------       -----------     ------------
Net increase (decrease) in net assets
   from capital share transactions........................   5,908,068       11,530,091        (7,397,844)       4,745,706
                                                             ---------       ----------        ----------        ---------

Net increase (decrease) in net assets.....................   5,793,756       11,747,201        (7,397,593)       4,797,662

NET ASSETS
Beginning of period....................................... 425,846,406      414,099,205       196,520,002      191,722,340
                                                           -----------      -----------       -----------      -----------

End of period.............................................$431,640,162     $425,846,406      $189,122,409     $196,520,002
                                                          ============     ============      ============     ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold...................................................... 229,342,276      417,665,171        87,523,739      221,042,487
Issued in reinvestment of distributions...................   6,286,833       12,497,339         2,758,042        5,897,189
Redeemed..................................................(229,721,041)    (418,632,419)      (97,679,625)    (222,193,970)
                                                          ------------     ------------       -----------     ------------
Net increase (decrease)...................................   5,908,068       11,530,091        (7,397,844)       4,745,706
                                                             =========       ==========        ==========        =========

See Notes to Financial Statements


40   Statements of Changes in Net Assets            American Century Investments


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       TAX-FREE                           MUNICIPAL
                                                                     MONEY MARKET                       MONEY MARKET

SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
AND YEAR ENDED AUGUST 31, 1996

Increase (Decrease) in Net Assets                               1997              1996             1997              1996
OPERATIONS
Net investment income.....................................$  4,490,143   $    7,834,261    $    5,018,323   $    9,926,196
Net realized gain (loss) on investments...................    (211,589)       1,514,159         1,125,667          576,436
Change in net unrealized appreciation
on investments ...........................................   3,239,472          798,655         3,089,084        1,358,411
                                                             ---------          -------         ---------        ---------
Net increase in net assets resulting
from operations...........................................   7,518,026       10,147,075         9,233,074       11,861,043
                                                             ---------       ----------         ---------       ----------


DISTRIBUTIONS TO SHAREHOLDERS
From net investment income................................  (4,495,549)      (7,832,946)       (5,022,869)      (9,925,479)
                                                            ----------       ----------        ----------       ----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.................................  79,897,068       69,487,545        29,449,257       65,937,524
Proceeds from reinvestment of distributions...............   3,224,506        5,609,354         3,662,398        6,845,811
Payments for shares redeemed.............................. (61,906,504)     (48,901,653)      (39,201,909)     (61,820,496)
                                                           -----------      -----------       -----------      -----------
Net increase (decrease) in net assets
from capital share transactions...........................  21,215,070       26,195,246        (6,090,254)      10,962,839
                                                            ----------       ----------        ----------       ----------

Net increase (decrease) in net assets.....................  24,237,547       28,509,375        (1,880,049)      12,898,403

NET ASSETS
Beginning of period....................................... 144,675,243      116,165,868       191,810,966      178,912,563
                                                           -----------      -----------       -----------      -----------

End of period.............................................$168,912,790     $144,675,243      $189,930,917     $191,810,966
                                                          ============     ============      ============     ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold......................................................   8,458,710        7,510,749         2,908,609        6,546,262
Issued in reinvestment of distributions...................     341,168          604,403           339,532          678,581
Redeemed..................................................  (6,554,314)      (5,267,312)       (3,846,242)      (6,132,458)
                                                            ----------       ----------        ----------       ----------
Net increase (decrease)...................................   2,245,564        2,847,840          (598,101)       1,092,385
                                                             =========        =========          ========        =========

See Notes to Financial Statements


Semiannual Report                       Statements of Changes in Net Assets   41


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham California Tax-Free Money Market Fund (Tax-Free Money Market), American Century - Benham California Municipal Money Market (Municipal Money Market), American Century - Benham California High-Yield Municipal Fund (High-Yield), and American Century - Benham California Insured Tax-Free Fund (Insured) (collectively the "Funds") are four of the seven funds composing the Trust. With the exception of Municipal Money Market, each Fund is diversified under the 1940 Act. Tax-Free Money Market and Municipal Money Market (collectively "Money Market Funds") seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities. Insured seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with safety of principal through investment in insured California municipal securities. The Money Market Funds invest primarily in short-term California municipal obligations and maintain a weighted average maturity of 60 days or less. High-Yield and Insured invest primarily in long-term California municipal securities and maintain a weighted average maturity of ten years or more. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations --Securities held by the Money Market Funds are valued at amortized cost, which approximates current market value. Securities held by High-Yield and Insured are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Securities Transactions -- Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premium and original issue discount is amortized daily using the effective interest rate method for High-Yield and Insured. Market discount is recognized as income upon the sale or maturity of the security for High-Yield and Insured. Premium and discount are amortized daily on a straight-line basis for securities held by the Money Market Funds.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. The Money Market Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any capital gains distributions. Distributions from net realized gains for High-Yield and Insured are declared and paid annually.

At August 31, 1996, accumulated net realized capital loss carryovers of $298,508 for Tax-Free Money Market, $158,606 for Municipal Money Market, $359,444 for High-Yield, and $654,341 for Insured (expiring 1998 through 2004) may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Futures Contracts--High-Yield and Insured may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation


42   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)

margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.53% of average daily closing net assets for the Tax-Free Money Market, 0.60% for the Municipal Money Market, and 0.59% for
High-Yield and Insured. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of February 28, 1997, based on the above agreements were as follows:

                  Tax-Free          Municipal       High-Yield         Insured
                   Money              Money
                  Market            Market
Investment
Advisor ..........$95,638          $42,198           $36,830          $42,319
Administrative
Services and
Transfer Agent ... 59,018           28,079            23,458           24,934
                 --------          -------           -------          -------
                 $154,656          $70,277           $60,288          $67,253
                 ========          =======           =======          =======

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This Agreement was formerly with Benham Distributors, Inc.


Semiannual Report                             Notes to Financial Statements   43


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
3.Investment Transactions

The aggregate cost of municipal debt obligations (excluding short-term investments) purchased for the six months ended February 28, 1997, in High-Yield and Insured totaled $54,087,652 and $31,830,125, respectively. Proceeds from municipal debt obligations (excluding short-term investments) sold in High-Yield and Insured totaled $28,219,655 and $34,603,296, respectively.

As of February 28, 1997, accumulated net unrealized appreciation of High-Yield and Insured were $7,120,073 and $9,342,292, consisting of unrealized appreciation of $7,298,207 and $9,807,705, and unrealized depreciation of $178,134 and $465,413, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.
--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                    NEW NAMES                                 FORMER NAMES
Funds' Issuer:      American Century California               Benham California Tax-Free
                    Tax-Free and Municipal Funds              and Municipal Trust

Funds:              American Century - Benham                 Benham California Tax-Free
                    California Tax-Free Money                 Money Market Fund
                    Market Fund

                    American Century - Benham                 Benham California Municipal
                    California Municipal Money                Money Market Fund
                    Market Fund

                    American Century - Benham                 Benham California Municipal
                    California High-Yield Municipal Fund      High-Yield Fund

                    American Century - Benham                 Benham California Tax-Free
                    California Insured Tax-Free Fund          Insured Fund

Parent Company:     American Century Companies, Inc.          Twentieth Century Companies, Inc.

Distributor:        American Century Investment               Twentieth Century Securities, Inc.
                    Services, Inc.

Transfer Agent:     American Century Services Corporation     Twentieth Century Services, Inc.


44   Notes to Financial Statements                  American Century Investments

                              FINANCIAL HIGHLIGHTS
                        CALIFORNIA TAX-FREE MONEY MARKET

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                         1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period..............................        $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                         -----        -----        -----        -----         -----        -----
Income from Investment Operations
     Net Investment Income ......................         0.02         0.03         0.03         0.02          0.02         0.03
                                                          ----         ----         ----         ----          ----         ----
Distributions
     From Net Investment Income..................        (0.02)       (0.03)       (0.03)       (0.02)        (0.02)       (0.03)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period...................        $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                         =====        =====        =====        =====         =====        =====
     Total Return (2)............................         1.54%        3.12%        3.31%        2.09%         2.13%        3.00%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets ......................     0.48%(3)        0.49%        0.52%        0.50%         0.51%        0.54%
     Ratio of Net Investment Income
     to Average Net Assets.......................     3.03%(3)        3.12%        3.28%        2.07%         2.09%        2.98%
     Net Assets, End
     of Period (in thousands)....................     $431,640     $425,846     $414,099     $371,074      $338,731     $321,307

(1)  Six months ended February 28, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   45


                              FINANCIAL HIGHLIGHTS
                        CALIFORNIA MUNICIPAL MONEY MARKET

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                         1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period..............................        $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                         -----        -----        -----        -----         -----        -----
Income from Investment Operations
     Net Investment Income ......................         0.01         0.03         0.03         0.02          0.02         0.03
                                                          ----         ----         ----         ----          ----         ----
Distributions
     From Net Investment Income..................        (0.01)       (0.03)       (0.03)       (0.02)        (0.02)       (0.03)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period...................        $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
                                                         =====        =====        =====        =====         =====        =====
     Total Return (2)............................        1.51%        3.23%        3.35%        2.15%         2.25%        3.63%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets ......................    0.51% (3)        0.53%        0.53%        0.51%         0.46%        0.07%
     Ratio of Net Investment Income
     to Average Net Assets.......................    3.01% (3)        3.20%        3.31%        2.13%         2.21%        3.44%
     Net Assets, End
     of Period (in thousands)....................     $189,122     $196,520     $191,722     $243,701      $247,621     $254,823

(1)  Six months ended February 28, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions,  if any.  Total  returns for  periods  less than one are not annualized.

(3)  Annualized.

See Notes to Financial Statements


46   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                         CALIFORNIA HIGH-YIELD MUNICIPAL

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                         1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period..............................        $9.27        $9.11        $9.06        $9.66         $9.12        $8.84
                                                         -----        -----        -----        -----         -----        -----
Income from Investment Operations
     Net Investment Income ......................         0.27         0.56         0.56         0.56          0.57         0.58
     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions..................         0.19         0.16         0.05       (0.48)          0.54         0.28
                                                          ----         ----         ----       -----           ----         ----
     Total From
     Investment Operations.......................         0.46         0.72         0.61         0.08          1.11         0.86
                                                          ----         ----         ----         ----          ----         ----
Distributions
     From Net Investment Income..................        (0.27)       (0.56)       (0.56)       (0.56)        (0.57)       (0.58)
     From Net Realized Gains
     on Investment Transactions..................           --           --           --        (0.12)           --           --
                                                          ----         ----         ----         ----          ----         ----
     Total Distributions.........................        (0.27)       (0.56)       (0.56)       (0.68)        (0.57)       (0.58)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period...................        $9.46        $9.27        $9.11        $9.06         $9.66        $9.12
                                                         =====        =====        =====        =====         =====        =====
     Total Return (2)............................         5.04%        8.02%        7.09%        0.87%        12.61%       10.11%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets ......................    0.50% (3)        0.51%        0.51%        0.51%         0.55%        0.56%
     Ratio of Net Investment Income
     to Average Net Assets.......................    5.86% (3)        5.99%        6.30%        6.02%         6.14%        6.54%
     Portfolio Turnover Rate.....................          19%          36%          40%          43%           27%          33%
     Net Assets, End
     of Period (in thousands)....................     $168,913     $144,675     $116,166     $116,000      $114,564      $79,949

(1)  Six months ended February 28,1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   47


                              FINANCIAL HIGHLIGHTS
                           CALIFORNIA INSURED TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                         1997(1)       1996         1995         1994         1993          1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period..............................       $10.00       $9.89         $9.67       $10.64         $9.97        $9.47
                                                        ------       -----         -----       ------         -----        -----
Income from Investment Operations
     Net Investment Income ......................         0.27         0.53         0.53         0.53          0.55         0.57
     Net Realized and Unrealized Gain (Loss)
     on Investment Transactions..................         0.22         0.11         0.22       (0.69)          0.76         0.50
                                                          ----         ----         ----       -----           ----         ----
     Total From
     Investment Operations.......................         0.49         0.64         0.75       (0.16)          1.31         1.07
                                                          ----         ----         ----       -----           ----         ----
Distributions
     From Net Investment Income..................       (0.27)       (0.53)       (0.53)       (0.53)        (0.55)       (0.57)
     From Net Realized Gains
     on Investment Transactions..................           --           --           --       (0.21)        (0.09)           --
     In Excess of Net Realized Gains.............           --           --           --       (0.07)            --           --
                                                          ----         ----         ----       -----           ----         ----
     Total Distributions.........................       (0.27)       (0.53)       (0.53)       (0.81)        (0.64)       (0.57)
                                                        -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period...................       $10.22       $10.00        $9.89        $9.67        $10.64        $9.97
                                                        ======       ======        =====        =====        ======        =====
     Total Return (2)............................        4.89%        6.60%        8.09%      (1.68)%        13.74%       11.67%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets.......................     0.48%(3)        0.49%        0.50%        0.49%         0.52%        0.55%
     Ratio of Net Investment Income
     to Average Net Assets.......................     5.27%(3)        5.30%        5.54%        5.20%         5.37%        5.90%
     Portfolio Turnover Rate.....................          17%          43%          40%          47%           61%          54%
     Net Assets, End.............................
     of Period (in thousands)....................     $189,931     $191,811     $178,913     $189,439      $223,440     $145,965

(1)  Six months ended February 28,1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


See Notes to Financial Statements


48    Financial Highlights                          American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   49


                                     NOTES

50   Notes                                          American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   51


                             BACKGROUND INFORMATION

Investment Objectives and Philosophy

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

   California Tax-Free Money Market Fund and California Municipal Money Market Fund seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. There can be no assurance that these funds will be able to maintain a stable net asset value per share.

   California High-Yield Municipal Fund is a variable-price bond fund that seeks to provide as high a level of interest income exempt from federal and California income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated municipal securities.

   California Insured Tax-Free Fund is a variable-price bond fund that seeks to provide as high a level of current income exempt from federal and California income taxes as is consistent with safety of principal through investment in insured California municipal securities.

Comparative Indices

The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

   The Lehman Brothers Long-Term Municipal Bond Index is composed of more than 2,700 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

   The Lipper categories for the California Tax-Free and Municipal funds are:

   California Tax-Exempt Money Market Funds (Tax-Free Money Market and Municipal
Money   Market)--funds   that  invest  in  high-quality   California   municipal
obligations with dollar-weighted average maturities of less than 90 days.

   California Municipal Debt Funds (High-Yield Municipal)--funds that invest at least 65% of assets in securities that are exempt from taxation in California.

   California Insured Municipal Debt Funds (Insured Tax-Free)--funds that invest at least 65% of assets in securities that are exempt from taxation in California and insured as to timely payment of interest and repayment of principal.


PORTFOLIO MANAGEMENT TEAM

Vice President and
Senior Portfolio Manager                Dave MacEwen

Senior Portfolio Manager and
Manager of Municipal Credit Analysis    Steven Permut

Senior Municipal Portfolio Manager      Colleen Denzler

Municipal Portfolio Manager             Todd Pardula

Credit Analysts                         Scott Lord, Bill McClintock,
                                        David Moore, Tim Benham


52    Background Information                        American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 45, 46, 47 and 48.

Yields

o 7-day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

o 7-day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Investment Terms

o Basis Point--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

o    Coupon--the stated interest rate of a security.

o Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

Statistical Terminology

o Number of Issues--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o Average Duration-- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o    Expense  Ratio--the   operating  expenses  of  the  fund,  expressed  as  a
     percentage of net assets.

Types of Municipal Securities

o AMT Paper--instruments with income subject to the federal alternative minimum tax.

o Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

o COPs (Certificates of Participation)/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

o    Municipal Notes--securities with maturities of two years or less.

o Prerefunded /ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

o    Tax-Allocation   Bonds--securities   issued  to  finance   improvements  in
     redevelopment areas (such as urban neighborhoods).

o VRDNs--variable rate demand notes that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


Semiannual Report                                                  Glossary   53



[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

American Century California Tax-Free & Municipal Funds

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


9704           [recycled logo]
SH-BKT-8347       Recycled

                                  [BOOK TWO]


                               SEMIANNUAL REPORT

                            [american century logo]
                                    American
                                  Century(sm)

                                February 28, 1997

                                     BENHAM
                                      GROUP

                        California Limited-Term Tax-Free
                      California Intermediate-Term Tax-Free
                          California Long-Term Tax-Free


                                 [front cover]


                               TABLE OF CONTENTS

Report Highlights.............................................  1
Our Message to You............................................  2
Period Overview...............................................  3
Municipal Credit Review.......................................  4
California Limited-Term Tax-Free
Performance & Portfolio Information...........................  5
Management Q & A..............................................  6
Schedule of Investments.......................................  9
Financial Highlights..........................................  36
California Intermediate-Term Tax-Free
Performance & Portfolio Information...........................  12
Management Q & A..............................................  13
Schedule of Investments.......................................  16
Financial Highlights..........................................  37


California Long-Term Tax-Free
Performance & Portfolio Information...........................  22
Management Q & A..............................................  23
Schedule of Investments.......................................  26
Financial Highlights..........................................  38
Statements of Assets and Liabilities..........................  30
Statements of Operations......................................  31
Statements of Changes in Net Assets...........................  32
Notes to Financial Statements.................................  33
Background Information
Investment Philosophy & Policies..............................  40
Comparative Indices...........................................  40
Lipper Rankings...............................................  40
Portfolio Management Team.....................................  40
Glossary......................................................  41

American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your needs, we have divided American Century funds into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                 American Century Investments--Family of Funds

    BENHAM GROUP            AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS           ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS           BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS      CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS            SPECIALTY FUNDS

California Limited-Term
       Tax-Free
California Intermediate-Term
       Tax Free
California Long-Term
       Tax Free


We welcome your comments or questions about this report.
See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.

                                                    American Century Investments


                               REPORT HIGHLIGHTS

Period Overview

o The U.S. economy expanded at a healthy pace during the six-month period ended February 28, 1997, but inflation remained largely subdued.

o Municipal securities performed favorably during the period despite some interim volatility caused by shifting expectations of a short-term interest rate hike by the Federal Reserve.

o Shorter-maturity municipals--more sensitive to shifting interest rate policy expectations--underperformed longer-maturity securities.

o Historically low issuance of new municipals during much of the period helped dampen market gyrations, keeping prices relatively stable.

Municipal Credit Review

o California's strong economic growth led several ratings agencies to upgrade the state's credit rating.

o Specific challenges, such as Proposition 218 and federal welfare reform, could affect ratings of locally issued municipal bonds.

o Continuing economic strength should lead to further upgrades during the coming year.

California Limited-Term

o The fund outperformed its peer group average but lagged its benchmark index for the six months ended February 28, 1997.

o We changed the fund's portfolio to a "barbell" structure to take advantage of the steep yield curve among short-term California municipal bonds.

o Going forward, we will likely shorten the fund's average maturity and duration as a seasonal supply increase puts downward pressure on municipal prices, but we'll be looking to extend back out later this summer.

California Intermediate-Term

o The fund slightly underperformed its peer group average and its benchmark index for the six months ended February 28, 1997.

o Due to the market's gyrations during the period, we kept the fund's duration conservatively positioned at 5.4 years--a neutral position in comparison with the fund's peers.

California Long-Term

o The fund outperformed its peer group average but lagged its benchmark index for the six months ended February 28, 1997.

o    Due  to  the  market's  gyrations,   we  kept  the  fund's  duration  in  a
     conservative range around 8 years during the period--a neutral position in comparison with the fund's peers.

o For now, we'll keep the fund conservatively positioned and look to add value to its returns by purchasing attractively valued municipals that we believe have the chance to appreciate.

                            California Limited-Term

                         Total Returns:      AS OF 2/28/97
                           6 Months                 2.82%*
                           1 Year                    3.90%

                         Net Assets:        $109.6 million
                           (AS of 2/28/97)

                         Inception Date:            6/1/92

                         Ticker Symbol:              BCSTX


                             California Inter.-Term

                         Total Returns:      AS OF 2/28/97
                           6 Months                 3.81%*
                           1 Year                    4.21%

                         Net Assets:        $436.8 million
                           (AS of 2/28/97)

                         Inception Date:           11/9/83

                         Ticker Symbol:              BCITX


                              California Long-Term

                         Total Returns:      AS OF 2/28/97
                           6 Months                 5.19%*
                           1 Year                    5.01%

                         Net Assets:        $301.1 million
                           (AS of 2/28/97)

                         Inception Date:           11/9/83

                         Ticker Symbol:              BCLTX

                         * Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 41.


Semiannual Report                                         Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers III and James M. Benham]

The six months ended February 28, 1997, were eventful, both for the municipal bond market and our company. Municipal bonds performed favorably overall during the period, despite some volatility in January as U.S. economic growth appeared to accelerate. In the following pages, our investment management team provides further details about the municipal market and how your fund was managed during the period.

Changing market conditions underscore the importance of quality investments. Our commitment to high-quality securities is exemplified by the expansion of our municipal credit research team. The five members of the team perform an in-depth analysis on all securities considered for purchase by American Century municipal money market and bond funds. The team has established a credit management system that defines investment limits to cap our funds' exposure to individual issuers, market sectors and geographical regions. The team plays an important role in the management of the California Tax-Free and Municipal funds.

On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September 1996. As a result, you now have direct access to a broader spectrum of funds and services.

We also changed the name of our company. On January 1, 1997, we began serving you under the name American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups--the Benham Group, the American Century Group and the Twentieth Century Group. The California Tax-Free and Municipal funds will remain in the Benham Group because their investment goal--current tax-free income--matches a key attribute of that group.

This report incorporates a new format designed using your input. We hope you find it more informative and easier to read. Another informative resource is the American Century Web site. If you use a personal computer and have Internet access, we've made it easier for you to download information about American Century funds and access your fund accounts. With a personal access code, you can view account balances, exchange money between existing accounts and make additional investments. The Web site address is: www.americancentury.com. We are one of the first fund companies to offer direct on-line transactions via the Internet.

These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers III                     /s/James M. Benham
James E. Stowers III                        James M. Benham
President and Chief Executive Officer       Vice Chairman
American Century Companies                  American Century Companies


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

U.S. Economy

The U.S. economy expanded at a healthy clip during the six-month period ended February 28, 1997. Fueling growth was low unemployment, high employment growth and a robust housing market that defied expectations of a slowdown. As a result, the economy expanded at a 2.1% annual rate during the third quarter of 1996 and a 3.8% annual rate during the fourth quarter. The strength of the economy in 1997 has continued to surprise analysts, many of whom are predicting that the U.S. economy will grow by more than 3% during the first quarter.

While the economy continued its impressive growth rate, inflation remained relatively subdued. Overall consumer prices--as measured by the government's consumer price index--rose at a modest 3.1% annual rate during the six months ended February 28, 1997. This unusual combination of healthy economic growth and low inflation sent mixed signals to U.S. bond investors.

California Municipal Bond Market

Municipal bond investors enjoyed favorable returns for the six-month period. Nevertheless, shifting expectations of an interest-rate increase by the Federal Reserve (the Fed) kept investors guessing about the possible direction of bond prices.

As demonstrated by the accompanying graph, municipal yields peaked at the start of the period amid strong expectations for higher interest rates. In general, investors were concerned that the U.S. economy was ready to overheat and spark inflation. However, inflation remained subdued, and signs of a moderating economy convinced many that a Fed rate hike was unlikely, allowing municipal bonds to rally. By early December, prices crested with the yield on 30-year municipal bonds at 5.29%, nearly half a percent lower than the 5.78% seen in early September.

However, aided by strong consumer spending activity, the economy strengthened again in early 1997. With growing expectations that the strains of robust economic growth would finally force the Fed to stage a pre-emptive strike against inflation, investors pushed municipal prices lower. By the end of February, the yield on 30-year municipal bonds had risen to 5.44%.

Helping to support municipal prices during the volatile period were low levels of new municipal issuance, which only in recent months has reached historically normal levels. An upsurge of demand from retail investors also buoyed short- and intermediate-maturity municipals during much of the period, but that beneficial effect was largely countered by shifting expectations for higher rates. More sensitive to anticipated Fed activities, shorter-maturity municipals underperformed their longer-maturity counterparts for the period. Meanwhile, strong demand from insurance companies helped buoy long-term municipal prices late in 1996 as many of these companies made "crossover" buys--that is, they purchased municipal bonds instead of comparable-maturity Treasury bonds due to the relatively attractive yield offered by municipals.

[line graph - data below]

Shifting Municipal Yield Curve

Years    9/5/96   12/3/96  2/28/97
0.25     3.51%    3.03%    3.22%
0.5      3.71     3.23     3.42
1        3.91     3.43     3.65
2        4.16     3.73     3.92
3        4.36     3.93     4.1
4        4.51     4.05     4.24
5        4.61     4.15     4.34
6        4.71     4.25     4.44
7        4.81     4.35     4.54
8        4.91     4.45     4.64
9        5.01     4.55     4.74
10       5.11     4.65     4.84
11       5.198    4.738    4.916
12       5.286    4.826    4.992
13       5.374    4.914    5.068
14       5.462    5.002    5.144
15       5.55     5.09     5.22
16       5.584    5.118    5.252
17       5.618    5.146    5.284
18       5.652    5.174    5.316
19       5.686    5.202    5.348
20       5.72     5.23     5.38
21       5.728    5.238    5.388
22       5.736    5.246    5.396
23       5.744    5.254    5.404
24       5.752    5.262    5.412
25       5.76     5.27     5.42
26       5.764    5.274    5.424
27       5.768    5.278    5.428
28       5.772    5.282    5.432
29       5.776    5.286    5.436
30       5.78     5.29     5.44

Source: Bloomberg Financial Markets


Semiannual Report                                           Period Overview    3


                            MUNICIPAL CREDIT REVIEW

As we anticipated early in 1996, the state of California's credit rating was upgraded by several rating agencies within the last year. The key to the state's improving credit quality has been its ability to generate strong job growth in various sectors of the economy. The six months ended February 28, 1997, showed an acceleration of the economic growth that California has enjoyed for the past three years. With income gains and employment growth exceeding the national average, California's unemployment rate fell to 6.5% for the first time since 1990 (see the accompanying graph). The state has more than recovered all the jobs lost in the last recession, largely due to strong growth in the high-technology industries.

California is also the nation's leading exporter, with exports nearly equaling those of the other 49 states combined. Its gross product is projected to surpass $1 trillion in 1997, a milestone that the U.S. as a whole passed less than 30 years ago.

The state's finances continue to improve--its revenue is projected to be more than $700 million over budget for the 1996-1997 fiscal year, and the general fund is expected to show a reserve for the first time in a number of years.

The state's strongest growth has been centered in the San Francisco Bay Area, led by Santa Clara County, the hub of the state's thriving high-technology industry. Southern California's economy also continued to expand, though at a slower pace.

There has also been statewide improvement in the real estate sector. The San Francisco Bay Area has seen property values rise appreciably, while the Southern California real estate market has bottomed out and begun to trend upward. Real estate prices in some regions have surpassed their 1989 highs, underscoring the regional vitality of California's real estate market.

In spite of the state's rosy economic outlook, specific challenges continue to affect the credit picture for locally issued municipal bonds. For example, California's Proposition 218 requires voter approval for the levying of fees and other charges by local governments. This could have a negative impact on the credit quality of securities issued by local governments within the state. In addition, federal welfare reform could place additional credit pressure on already-burdened county budgets. This possibility has led us to position our California municipal funds with very low exposure to county debt.

With these issues in mind, we have continued to expand our municipal credit research team. The five members of the team keep a close watch on economic and legislative trends within the state and thoroughly research all municipal securities considered for purchase by the Benham California Tax-Free and Municipal funds.

We will continue to monitor legislative developments on welfare reform and state budgetary issues in the months ahead. Overall, our outlook for the state's credit rating remains very positive, and we feel that continuing economic strength will lead to further credit upgrades within the next 12 months.

[line graph - data below]

         California Unemployment

1/31/90         5.0%
2/28/90          5.1
3/31/90          5.2
4/30/90          5.4
5/31/90          5.4
6/30/90          5.5
7/31/90          5.6
8/31/90          5.8
9/30/90          6.1
10/31/90         6.4
11/30/90         6.8
12/31/90         6.9
1/31/91          7.0
2/28/91          7.4
3/31/91          7.7
4/30/91          7.8
5/31/91          7.7
6/30/91          7.7
7/31/91          7.8
8/31/91          7.7
9/30/91          7.8
10/31/91         7.9
11/30/91         8.0
12/31/91         8.2
1/31/92          8.4
2/29/92          9.0
3/31/92          8.9
4/30/92          9.0
5/31/92          9.1
6/30/92          9.3
7/31/92          9.4
8/31/92          9.6
9/30/92          9.7
10/31/92         9.7
11/30/92         9.7
12/31/92         9.7
1/31/93          9.7
2/28/93          9.6
3/31/93          9.5
4/30/93          9.3
5/31/93          9.4
6/30/93          9.4
7/31/93          9.3
8/31/93          9.3
9/30/93          9.3
10/31/93         9.3
11/30/93         9.3
12/31/93         9.2
1/31/94          9.2
2/28/94          9.3
3/31/94          9.0
4/30/94          8.8
5/31/94          8.9
6/30/94          8.7
7/31/94          8.6
8/31/94          8.5
9/30/94          8.3
10/31/94         8.1
11/30/94         7.9
12/31/94         7.8
1/31/95          8.1
2/28/95          7.8
3/31/95          7.8
4/30/95          7.9
5/31/95          7.9
6/30/95          7.8
7/31/95          7.8
8/31/95          7.8
9/30/95          7.8
10/31/95         7.8
11/30/95         7.9
12/31/95         7.8
1/31/96          7.6
2/29/96          7.6
3/31/96          7.5
4/30/96          7.4
5/31/96          7.3
6/30/96          7.2
7/31/96          7.1
8/31/96          7.1
9/30/96          7.1
10/31/96         7.0
11/30/96         6.9
12/31/96         6.8
1/31/97          6.9
2/28/97          6.5

Source: DRI/McGraw Hill


4    Municipal Credit Review                        American Century Investments


                        CALIFORNIA LIMITED-TERM TAX-FREE


                                                 30-Day              30-Day Tax-Equivalent Yields
                                                    SEC        34.70%       37.42%         41.95%            45.22%
                                                  Yield   Tax Bracket  Tax Bracket    Tax Bracket       Tax Bracket
                                                  -----   -----------  -----------    -----------       -----------

CURRENT YIELD (as of February 28, 1997)
California Limited-Term Tax-Free ...............  3.61%         5.53%        5.77%          6.22%             6.59%

Yields are defined in the Glossary on page 41.


                                                                                  AVERAGE ANNUAL RETURNS
                                                             6 MONTHS       1 YEAR        3 YEARS      LIFE OF FUND
TOTAL RETURNS (as of February 28, 1997)
California Limited-Term Tax-Free                                2.82%        3.90%          4.22%             4.70%
Lehman 3-Year Municipal Bond Index                              3.25%        4.56%          4.98%          5.20%(1)
Average California Short-Intermediate Municipal Debt Fund(2)    2.75%        3.60%          4.25%          4.96%(1)
Fund's Ranking Among California
Short-Intermediate Municipal Debt Funds(2)                         --  5 out of 11     5 out of 7        2 out of 2

(1) Returns since 6/30/92, the date nearest the fund's inception for which return data are available. Inception date was June 1, 1992.

(2)  According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER THE LIFE OF THE FUND

Value on 2/28/87

$10,000 investment made 6/1/92

            Limited-Term Tax-Free      Lehman 3-Year Municipal Index

5/31/92           $10,000                        $10,000
6/30/92           $10,074                        $10,122
7/31/92           $10,249                        $10,319
8/31/92           $10,222                        $10,273
9/30/92           $10,277                        $10,357
10/31/92          $10,251                        $10,317
11/30/92          $10,347                        $10,389
12/31/92          $10,413                        $10,451
1/31/93           $10,497                        $10,530
2/28/93           $10,673                        $10,695
3/31/93           $10,616                        $10,663
4/30/93           $10,679                        $10,725
5/31/93           $10,699                        $10,754
6/30/93           $10,754                        $10,823
7/30/93           $10,733                        $10,838
8/31/93           $10,850                        $10,897
9/30/93           $10,913                        $10,945
10/31/93          $10,923                        $10,967
11/30/93          $10,925                        $10,953
12/31/93          $11,029                        $11,068
1/31/94           $11,095                        $11,158
2/28/94           $10,986                        $11,054
3/31/94           $10,881                        $10,920
4/29/94           $10,903                        $10,984
5/31/94           $10,929                        $11,036
6/30/94           $10,942                        $11,039
7/29/94           $11,029                        $11,131
8/31/94           $11,057                        $11,171
9/30/94           $11,037                        $11,143
10/31/94          $11,008                        $11,116
11/30/94          $10,946                        $11,096
12/30/94          $10,962                        $11,144
1/31/95           $11,059                        $11,237
2/28/95           $11,206                        $11,356
3/31/95           $11,290                        $11,458
4/28/95           $11,337                        $11,497
5/31/95           $11,468                        $11,673
6/30/95           $11,518                        $11,701
7/31/95           $11,581                        $11,825
8/31/95           $11,646                        $11,917
9/30/95           $11,683                        $11,950
10/31/95          $11,749                        $12,008
11/30/95          $11,835                        $12,085
12/31/95          $11,874                        $12,135
1/31/96           $11,977                        $12,230
2/29/96           $11,970                        $12,233
3/31/96           $11,904                        $12,203
4/30/96           $11,925                        $12,218
5/31/96           $11,945                        $12,229
6/30/96           $11,995                        $12,301
7/31/96           $12,077                        $12,370
8/31/96           $12,096                        $12,388
9/30/96           $12,162                        $12,464
10/31/96          $12,242                        $12,551
11/30/96          $12,332                        $12,669
12/31/96          $12,339                        $12,676
1/31/97           $12,371                        $12,731
2/28/97           $12,438                        $12,825

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               64               55
Weighted Average Maturity       3.2 years        3.0 years
Average Duration                2.7 years        2.6 years
Expense Ratio                    0.49%*            0.49%

* Annualized.


Semiannual Report                          California Limited-Term Tax-Free    5


                        CALIFORNIA LIMITED-TERM TAX-FREE

Management Q & A

An interview with Joel Silva, a portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund outperformed its peer group average but lagged its benchmark index. For the six months ended February 28, 1997, the fund had a total return of 2.82%, compared with the 3.25% return of the Lehman Brothers 3-Year Municipal Bond Index and the 2.75% average return of the 11 "California Short-Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

How was the fund positioned during the past six months?

Although we made slight adjustments as market conditions shifted, we kept the fund's average maturity and duration in a fairly narrow range during the six-month period. We focused on other tools, such as credit research and yield curve positioning, to enhance the fund's return.

For example, we structured the fund's portfolio to take advantage of the steep yield curve environment. During the six-month period, the municipal yield curve was very steep between one and five years--that is, the gap between one-year municipal yields and five-year municipal yields was wider than normal.

[bar graph - data below]

CALIFORNIA LIMITED-TERM TAX-FREE FISCAL YEAR-BY-YEAR RETURNS (Periods ended August 31)

            Limited-Term Tax-Free      Lehman 3-Year Municipal Index

1992*               1.47%                          2.73%
1993                6.15%                          6.38%
1994                1.90%                          2.51%
1995                5.33%                          6.68%
1996                3.87%                          3.95%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.

* Return from the fund's 6/1/92 inception date to 8/31/92.


6    California Limited-Term Tax-Free               American Century Investments


                        CALIFORNIA LIMITED-TERM TAX-FREE

As a result, we expanded the fund's holdings of securities with maturities of 5-8 years. We balanced this position with one-year securities to maintain the fund's three-year average maturity. This structure--known as a "barbell"--tends to perform best when the yield curve moves from steep to flat. The one-year securities also provided some price gains as they became eligible for money market funds.

Can you elaborate on these money market-eligible securities?

Money market funds can only buy securities with maturities of 13 months or less. When securities reach this maturity threshold, demand from money market funds tends to drive their prices up. We've attempted to capitalize on this situation by purchasing municipal securities with maturities of 14-18 months--which are also an important part of our barbell strategy--and then selling them after they become money market-eligible.

Although the fund can now invest in the full range of investment-grade municipal securities (those rated BBB- or higher), the fund doesn't own any securities with a rating below A. Why?

There hasn't been any incentive to purchase lower-rated securities. Credit quality spreads--the differences between the yields of high-rated securities and those of lower-rated securities--among California municipal securities are extremely narrow. In our view, we're not being rewarded enough to invest in lower-rated issues, so we've maintained a high degree of credit quality in the fund. However, we will continue to look for lower-rated securities that provide a good balance between risk and return.

The fund currently holds about 7% of its assets in municipal securities from Puerto Rico. Do these securities provide investors with tax-exempt income?

Yes. The fund is allowed to invest as much as 20% of its assets in Puerto Rico municipal securities, which have the unique distinction of providing double tax-free income for investors in all 50 states. Because of this distinction, there is a great deal of demand for these securities, especially from investors in high-tax states such as New York. This strong demand gives Puerto Rico bonds a yield that is typically about 5 basis points lower than comparable California municipal securities.

In September, however, there was a huge wave of new municipal issuance in New York that attracted many New York municipal investors away from the Puerto Rico municipal market. The drop in demand caused Puerto Rico yields to rise significantly. At the same time, a lack of new supply was depressing municipal yields in California. As a result, we were able to buy some insured, AAA-rated Puerto Rico municipal securities with maturities of 8-10 years while picking up 7 basis points in yield over comparable California securities.

[pie charts - data below]

PORTFOLIO   COMPOSITION   BY  SECURITY   TYPE  (as  of   2/28/97)
Revenue  50%
Prerefunded/ETM 15%
COPs/Leases 15%
GO 13%
Land-Secured 4%
Other 3%

PORTFOLIO   COMPOSITION   BY  SECURITY   TYPE  (as  of   8/31/96)
Revenue  46%
Prerefunded/ETM 21%
GO 14%
COPs/Leases 12%
Land-Secured 4%
Other 3%


Semiannual Report                          California Limited-Term Tax-Free    7


                        CALIFORNIA LIMITED-TERM TAX-FREE

How have these securities performed?

Very well. Over the last six months, the situation has reversed--a shortage of new supply has caused many New York municipal investors to show renewed interest in Puerto Rico bonds, and yields have fallen back to normal levels. Falling yields have translated into price appreciation for the fund's Puerto Rico securities.

Why haven't you sold the fund's Puerto Rico bonds?

We're still waiting for the right opportunity. We'd like to gradually sell these bonds so that fund shareholders won't realize the taxable capital gains all at once. We're also holding off until we can find some attractive opportunities among California securities. Low supply is still restraining California yields, but we expect that to change in the second quarter of this year.

What is your outlook for the California municipal market over the next six months?

As in the past, the general outlook for interest rates is uncertain. The economy continues to show solid growth, but inflation has remained relatively low. The question is, are these conditions sustainable? The Federal Reserve doesn't seem to think so--in March, it made a pre-emptive strike against inflation by raising short-term interest rates. Many Fed watchers suspect this may be the first in a series of rate hikes.

Despite these concerns, we think the municipal market has a more favorable outlook. The usual seasonal increase in supply as we approach summer should lead to higher yields and lower prices, but we view this short-term dip as a buying opportunity. Long-term municipal yields are currently around 5.80%; when they hit 6.00%, demand from retail buyers--individuals, insurance companies and mutual funds--tends to increase. Stronger demand would be good news for municipal bond prices.

With this outlook in mind, what are your plans for the fund over the next six months?

With uncertainty about future Fed rate increases and the anticipated price declines from increasing supply in the municipal market, we will likely position the fund a little more conservatively in the coming months. We'll likely shorten the fund's average maturity and duration slightly. We'll also look to sell securities with par coupons--bonds trading at face value, which appeal to individual investors--and buy premium bonds, which typically suffer less price depreciation in a rising interest rate environment. However, we think that market conditions will improve later this year, so we'll also be looking for opportunities to extend the fund's average maturity and duration back out, especially if we see long-term municipal yields approach 6%.

[pie charts - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA 58%
AA 22%
A 20%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
AAA 65%
AA 14%
A 21%


8    California Limited-Term Tax-Free               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES
$ 1,000,000   Alameda County Transit Authority
              Sales Tax Rev., 4.50%, 11-1-01
              (AMBAC)                                              $1,008,120
  3,500,000   Anaheim Redevelopment Agency
              Local Government Financing Joint
              Power Auth. Rev., Series A, 7.95%,
              9-1-98, Prerefunded at
              102% of Par (MBIA)(1)                                 3,786,440
  1,695,000   Burbank Redevelopment Agency
              West Olive Tax Allocation, Series
              1994, 6.00%, 12-1-97 (AMBAC)                          1,725,612
  1,145,000   California Educational Facility Auth.
              Rev., (Pepperdine University),
              5.125%, 1-15-02 (AMBAC)                               1,183,335
  1,080,000   California Educational Facility Auth.
              Rev., Series A, (Pooled College &
              University Project), 4.95%,
              12-1-02                                               1,096,675
  1,710,000   California Educational Facility Auth.
              Rev., (University of Southern
              California), 5.60%, 10-1-01                           1,778,913
  1,140,000   California Educational Facility Auth.
              Rev., Series A, (University Project),
              4.55%, 12-1-99                                        1,150,226
  1,745,000   California Health Facility Financing
              Auth. Rev. Certificates of
              Participation, (St. Joseph Hospital),
              5.50%, 7-1-97                                         1,755,452
  1,400,000   California Health Facility Financing
              Auth. Rev., Series 1993 A,
              (St. Francis Memorial Hospital),
              5.00%, 11-1-98                                        1,417,178
  1,750,000   California Health Facility Financing
              Auth. Rev., Series 1993 A,
              (St. Francis Memorial Hospital),
              5.50%, 11-1-01                                        1,800,487
  1,600,000   California Public Works Board
              Lease Rev., Series A,
              (Department of Justice Building),
              5.50%, 5-1-00                                         1,652,960
  3,175,000   City of Whittier Health Rev.,
              (Presbyterian Intercommunity
              Hospital), 5.50%, 6-1-02 (MBIA)                       3,328,035
  1,000,000   Encinitas Unified School District
              Certificates of Participation,
              5.00%, 9-1-01                                         1,019,380


Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 1,700,000   Imperial Irrigation District
              Certificates of Participation,
              5.625%, 5-1-97                                       $1,705,933
  1,000,000   Imperial Irrigation District
              Certificates of Participation,
              Series 1993, 6.70%, 11-1-98                           1,046,480
  1,500,000   Industry Urban Development
              Agency Tax Allocation, 4.70%,
              5-1-04 (MBIA)                                         1,500,630
  1,140,000   Kern High School District GO,
              Series A, 6.00%, 2-1-04 (MBIA)                        1,231,234
  2,000,000   Los Angeles Airport Rev., Series
              1989 A, 7.00%, 5-1-97,
              Prerefunded at 102% of Par(1)                         2,051,960
  1,500,000   Los Angeles Building Auth. Lease
              Redevelopment Rev., 4.80%,
              5-1-02                                                1,518,405
  1,000,000   Los Angeles Building Auth. Lease
              Redevelopment Rev., 4.90%,
              5-1-03                                                1,013,760
  1,000,000   Los Angeles County Metropolitan
              Transit Auth. Sales Tax Rev.,
              (Proposition C), 5.90%, 7-1-02
              (AMBAC)                                               1,072,610
  1,800,000   Los Angeles Convention and
              Exhibition Center Certificates of
              Participation, 6.60%, 8-15-99
              (AMBAC)                                               1,907,478
  1,000,000   Los Angeles Convention and
              Exhibition Center Certificates of
              Participation, Series A, 7.30%,
              8-15-99, Prerefunded at
              101.5% of Par(1)                                      1,092,880
  2,360,000   Los Angeles County Public Works
              Financing Auth. Lease Rev.,
              Series A, 6.00%, 9-1-04 (MBIA)                        2,546,015
  1,000,000   Los Angeles County Transportation
              Sales Tax Rev., Series A, 6.30%,
              7-1-01                                                1,073,050
  1,385,000   Los Angeles Municipal
              Improvement Corporation
              Certificates of Participation,
              4.75%, 12-1-04 (AMBAC)                                1,384,903
  3,605,000   Los Angeles Municipal Improvement
              Corporation Sanitation Rev.,
              5.75%, 2-1-98 (MBIA)                                  3,673,964

See Notes to Financial Statements


Semiannual Report                          California Limited-Term Tax-Free    9


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 1,000,000   Los Angeles Rev. Certificates of
              Participation, 6.50%, 11-1-98                        $1,041,690
  2,000,000   Los Angeles Unified School District
              GO, Series B, 4.50%, 9-30-97                          2,011,440
  2,000,000   Los Angeles Waste Water
              System Rev., 6.80%, 8-1-98,
              Prerefunded at 102% of Par(1)                         2,126,240
  1,000,000   Los Angeles Waste Water System
              Rev., 6.70%, 2-1-00                                   1,061,930
  1,000,000   Metropolitan Water District of
              Southern California Waterworks
              Rev., 6.375%, 7-1-02                                  1,092,540
  2,000,000   Metropolitan Water District of
              Southern California Waterworks
              Rev., Series 1991, 6.10%,
              7-1-99                                                2,093,560
  2,000,000   Modesto, Stockton, Redding Public
              Power Agency Rev., Series 1997
              G, 5.50%, 7-1-01 (MBIA)                               2,093,600
  1,365,000   Ontario Redevelopment Financing
              Auth. Rev., (Center City Cimarron
              Project), 5.70%, 8-1-01 (MBIA)                        1,438,123
  1,500,000   Orange County Transportation
              Sales Tax Rev., 5.50%, 2-15-01
              (AMBAC)                                               1,561,050
  1,225,000   Orange County Water District
              Certificates of Participation,
              4.70%, 8-15-00                                        1,240,986
  3,200,000   Puerto Rico Commonwealth GO,
              5.50%, 7-1-01 (MBIA)                                  3,356,224
  2,000,000   Puerto Rico Commonwealth
              Highway and Transportation Auth.
              Rev., 6.00%, 7-1-01 (MBIA)                            2,136,900
  1,000,000   Puerto Rico Commonwealth
              Highway and Transportation Auth.
              Rev., 5.20%, 7-1-03 (MBIA)                            1,041,270
  1,000,000   Puerto Rico Commonwealth
              Highway and Transportation Auth.
              Rev., 6.25%, 7-1-04 (MBIA)                            1,103,380
  2,000,000   Rancho Water District Financing
              Auth. Rev., 4.70%, 9-15-01
              (LOC: Toronto Dominion)                               2,029,380
  1,000,000   Redding Joint Powers Financing
              Auth. Electrical System Rev.,
              Series A, 5.50%, 6-1-01 (MBIA)                        1,045,970

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 4,485,000   Sacramento Municipal Utility
              District Electric Rev., Series D,
              4.60%, 11-15-98                                      $4,534,111
    900,000   Sacramento Schools Auth. Rev.,
              (Workers Compensation
              Progaram C), 5.75%, 6-1-03(1)                           958,077
  2,000,000   San Bernardino County Certificates
              of Participation, Series A,
              (Medical Center Project), 5.20%,
              8-1-04 (MBIA)                                         2,064,520
  2,625,000   San Diego Regional Transportation
              Commission Sales Tax Rev.,
              Series 1994 A, 5.00%, 4-1-99
              (FGIC)                                                2,681,569
  4,000,000   San Francisco Bay Area Rapid
              Transit District Sales Tax Rev.,
              4.60%, 7-1-97 (AMBAC)                                 4,003,520
  1,085,000   San Francisco City and County GO,
              6.00%, 6-15-98 (FGIC)                                 1,116,215
  2,930,000   San Francisco Port Commission
              Rev. Refunding, 5.25%, 7-1-99                         2,997,771
  1,000,000   San Mateo Transportation Sales
              Tax Rev., Series A, 6.50%,
              6-1-98 (MBIA)                                         1,053,910
  1,085,000   Santa Barbara County Certificates
              of Participation, 4.90%, 3-1-01                       1,103,532
  1,185,000   South Coast Air Quality
              Management District Building
              Corporation Rev., 5.50%, 8-1-01
              (AMBAC)                                               1,241,465
  1,135,000   Southern California Public Power
              Agency Pooled Transmission Auth.
              Joint Power Rev., Series 1989,
              7.00%, 7-1-00, Prerefunded at
              102% of Par(1)                                        1,256,740
  1,000,000   Southern California Public Power
              Auth. Electric Rev., Series 1989,
              6.75%, 7-1-99                                         1,057,150
  1,510,000   State of California GO, 6.50%,
              11-1-97                                               1,538,962
  1,000,000   State of California GO, 6.50%,
              4-1-98 (AMBAC)                                        1,029,160
  2,325,000   State of California GO, 6.10%,
              2-1-02 (AMBAC)                                        2,497,585

See Notes to Financial Statements


10   California Limited-Term Tax-Free               American Century Investments


                            SCHEDULE OF INVESTMENTS
                        CALIFORNIA LIMITED-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,980,000   University of California Rev.,
              Series A, 7.00%, 9-1-97,
              Prerefunded at 102% of Par
              (MBIA)(1)                                        $    4,130,126
  1,040,000   Victor Valley Joint Union High
              School District GO, 5.60%,
              9-1-04 (MBIA)                                         1,104,377
  2,000,000   West Basin Water District
              Certificates of Participation,
              Series 1991, 6.10%, 8-1-98
              (AMBAC)(1)                                            2,069,000
                                                                  -----------

TOTAL MUNICIPAL SECURITIES-95.3%                                  108,434,188
   (Cost $107,140,674)                                            -----------

SHORT-TERM MUNICIPAL SECURITIES
  2,500,000   California Pollution Control
              Financing Auth. Rev., VRDN,
              Series 1991 C, (Shell Oil Project),
              3.35%, 3-3-97                                         2,500,000
  1,800,000   California Pollution Control
              Financing Auth. Rev., VRDN,
              Series 1996 F, (Pacific Gas &
              Electricity), 3.35%, 3-3-97
              (LOC: Banque National de Paris)                       1,800,000
  1,000,000   Irvine Ranch Water District, VRDN,
              Series 1993 A, 3.25%, 3-3-97
              (LOC: Bank of America)                                1,000,000
                                                                    ---------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--4.7%                                          5,300,000
   (Cost $5,300,000)                                                ---------

TOTAL INVESTMENT SECURITIES-100.0%                               $113,734,188
   (Cost $112,440,674)                                            ===========

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FGIC = Financial Guaranty Insurance Company
GO = General Obligation
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.
(1)Escrowed in U.S. Government Securities.

See Notes to Financial Statements


Semiannual Report                          California Limited-Term Tax-Free   11


                      CALIFORNIA INTERMEDIATE-TERM TAX-FREE


                                             30-Day                    30-Day Tax-Equivalent Yields
                                                SEC              34.70%            37.42%           41.95%           45.22%
                                              Yield         Tax Bracket       Tax Bracket      Tax Bracket      Tax Bracket
                                              -----         -----------       -----------      -----------      -----------

CURRENT YIELD (as of February 28, 1997)
California Intermediate-Term Tax-Free ......  4.23%               6.48%             6.76%            7.29%            7.72%

Yields are defined in the Glossary on page 41.


                                                                       AVERAGE ANNUAL RETURNS
                                           6 MONTHS              1 YEAR           3 YEARS          5 YEARS         10 YEARS
                                           --------              ------           -------          -------         --------
TOTAL RETURNS (as of February 28, 1997)
California Intermediate-Term Tax-Free         3.81%               4.21%             5.20%            6.41%            6.06%
Lehman 5-Year GO Index                        3.96%               4.76%             5.50%            6.23%            6.30%
Average California Intermediate
Municipal Debt Fund(1)                        3.95%               4.29%             4.97%            6.22%            6.06%
Fund's Ranking Among California
Intermediate Municipal Debt Funds(1)             --        14 out of 29       9 out of 21       3 out of 6       1 out of 1

(1)  According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 2/28/97

$10,000 investment made 2/28/87

                       Intermediate-Term Tax-Free        Lehman 5-Year GO Index

2/28/87                         $10,000                         $10,000
3/31/87                          $9,921                          $9,944
4/30/87                          $9,472                          $9,649
5/31/87                          $9,489                          $9,648
6/30/87                          $9,641                          $9,852
7/31/87                          $9,776                          $9,965
8/31/87                          $9,769                          $9,985
9/30/87                          $9,440                          $9,649
10/31/87                         $9,539                          $9,791
11/30/87                         $9,704                          $9,909
12/31/87                         $9,803                         $10,018
1/31/88                         $10,045                         $10,264
2/29/88                         $10,136                         $10,368
3/31/88                         $10,080                         $10,329
4/30/88                         $10,158                         $10,423
5/31/88                         $10,084                         $10,297
6/30/88                         $10,134                         $10,372
7/31/88                         $10,173                         $10,420
8/31/88                         $10,150                         $10,389
9/30/88                         $10,263                         $10,490
10/31/88                        $10,367                         $10,581
11/30/88                        $10,298                         $10,525
12/31/88                        $10,382                         $10,554
1/31/89                         $10,500                         $10,706
2/28/89                         $10,406                         $10,592
3/31/89                         $10,358                         $10,525
4/30/89                         $10,536                         $10,705
5/31/89                         $10,691                         $10,900
6/30/89                         $10,798                         $11,019
7/31/89                         $10,939                         $11,180
8/31/89                         $10,889                         $11,137
9/30/89                         $10,877                         $11,142
10/31/89                        $10,968                         $11,152
11/30/89                        $11,120                         $11,294
12/31/89                        $11,206                         $11,385
1/31/90                         $11,224                         $11,391
2/28/90                         $11,298                         $11,476
3/31/90                         $11,266                         $11,440
4/30/90                         $11,214                         $11,403
5/31/90                         $11,419                         $11,611
6/30/90                         $11,508                         $11,696
7/31/90                         $11,648                         $11,836
8/31/90                         $11,560                         $11,795
9/30/90                         $11,591                         $11,820
10/31/90                        $11,793                         $11,994
11/30/90                        $11,965                         $12,167
12/31/90                        $11,990                         $12,212
1/31/91                         $12,177                         $12,392
2/28/91                         $12,266                         $12,504
3/31/91                         $12,226                         $12,475
4/30/91                         $12,373                         $12,632
5/31/91                         $12,446                         $12,696
6/30/91                         $12,417                         $12,694
7/31/91                         $12,530                         $12,820
8/31/91                         $12,686                         $12,986
9/30/91                         $12,856                         $13,145
10/31/91                        $12,929                         $13,245
11/30/91                        $12,937                         $13,287
12/31/91                        $13,235                         $13,585
1/31/92                         $13,235                         $13,611
2/29/92                         $13,205                         $13,620
3/31/92                         $13,169                         $13,575
4/30/92                         $13,266                         $13,694
5/31/92                         $13,412                         $13,817
6/30/92                         $13,615                         $14,016
7/31/92                         $14,068                         $14,383
8/31/92                         $13,850                         $14,275
9/30/92                         $13,975                         $14,365
10/31/92                        $13,830                         $14,319
11/30/92                        $14,047                         $14,492
12/31/92                        $14,173                         $14,593
1/31/93                         $14,388                         $14,750
2/28/93                         $14,876                         $15,135
3/31/93                         $14,640                         $14,963
4/30/93                         $14,753                         $15,060
5/31/93                         $14,795                         $15,113
6/30/93                         $15,033                         $15,317
7/30/93                         $14,986                         $15,327
8/31/93                         $15,294                         $15,536
9/30/93                         $15,515                         $15,648
10/31/93                        $15,533                         $15,671
11/30/93                        $15,407                         $15,626
12/31/93                        $15,688                         $15,840
1/31/94                         $15,860                         $15,989
2/28/94                         $15,473                         $15,690
3/31/94                         $15,064                         $15,340
4/29/94                         $15,124                         $15,495
5/31/94                         $15,232                         $15,582
6/30/94                         $15,181                         $15,546
7/29/94                         $15,411                         $15,715
8/31/94                         $15,464                         $15,791
9/30/94                         $15,327                         $15,672
10/31/94                        $15,148                         $15,584
11/30/94                        $14,939                         $15,485
12/30/94                        $15,104                         $15,621
1/31/95                         $15,390                         $15,771
2/28/95                         $15,682                         $16,000
3/31/95                         $15,896                         $16,254
4/28/95                         $15,958                         $16,298
5/31/95                         $16,310                         $16,655
6/30/95                         $16,228                         $16,668
7/31/95                         $16,400                         $16,901
8/31/95                         $16,560                         $17,072
9/30/95                         $16,685                         $17,123
10/31/95                        $16,862                         $17,195
11/30/95                        $17,036                         $17,341
12/31/95                        $17,146                         $17,437
1/31/96                         $17,343                         $17,644
2/29/96                         $17,286                         $17,584
3/31/96                         $17,030                         $17,491
4/30/96                         $17,041                         $17,465
5/31/96                         $17,049                         $17,444
6/30/96                         $17,144                         $17,568
7/31/96                         $17,359                         $17,684
8/31/96                         $17,351                         $17,721
9/30/96                         $17,484                         $17,854
10/31/96                        $17,666                         $18,020
11/30/96                        $17,942                         $18,270
12/31/96                        $17,872                         $18,243
1/31/97                         $17,897                         $18,292
2/28/97                         $18,015                         $18,422

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               141              142
Weighted Average Maturity       7.6 years        7.7 years
Average Duration                5.4 years        5.4 years
Expense Ratio                    0.47%*            0.48%

* Annualized.


12   California Intermediate-Term Tax-Free          American Century Investments


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

Management Q & A

An interview with Colleen Denzler, a senior portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

For the six-month period ended February 28, 1997, the fund's total return of 3.81% was slightly lower than the 3.95% average return of the 31 "California Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. From a one-year perspective, the fund tracked its peer group average even more closely, returning 4.21% compared to the 4.29% average return posted by the funds in its Lipper category. (See the Total Returns table on the previous page for other fund performance comparisons.)

The fund's returns typically seem to "hug the average" for the fund's investment category. Why?

That's the way the fund was designed. Our goal is to minimize price volatility while offering shareholders a competitive yield. The fund is more conservatively styled than many of the funds in its Lipper category, which includes funds with a relatively broad range of investment policies and objectives. Because of the fund's conservative stance, it will tend to outperform its category average in a declining market and lag the category average during municipal market rallies. Since the municipal bond market experienced both a significant rally and a significant sell-off during the six-month period, the fund's return ended up tracking its peer group average.

[bar graph - data below]

CALIFORNIA INTERMEDIATE-TERM TAX-FREE FISCAL YEAR-BY-YEAR RETURNS (periods ended August 31)

              Intermediate-Term Tax-Free  Lehman 5-Year GO Index

1987*                    3.53%                     6.76%
1988                     3.90%                     4.05%
1989                     7.28%                     7.19%
1990                     6.16%                     5.91%
1991                     9.74%                    10.09%
1992                     9.18%                     9.93%
1993                    10.42%                     8.83%
1994                     1.11%                     1.64%
1995                     7.09%                     8.12%
1996                     4.79%                     3.80%

This chart illustrates the historical year-by-year volatility of the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.


Semiannual Report                     California Intermediate-Term Tax-Free   13


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

How was the fund positioned during the period?

There has been a growing perception in the market that slowly building inflationary pressures would cause the Federal Reserve to raise short-term interest rates. (The Fed did in fact raise rates a quarter of a percent on March 25.) This uncertainty in the market caused us to maintain a conservative stance, keeping the fund's duration at 5.4 years--a neutral position in comparison with its peers. This neutral stance limited the fund's vulnerability to rising interest rates.

In the fund's August 31, 1996 annual report, we discussed the fact that the fund is now allowed to invest in BBB-rated securities. Have you added any of these lower-rated securities to the fund's portfolio?

Yes. The fund's portfolio now includes a 1% weighting in BBB bonds. We'd like to add more of these lower-quality securities to the portfolio, but, frankly, with credit quality spreads (the differences between the yields of high-rated securities and those of lower-rated securities) as narrow as they are currently, we don't think it makes sense to take on greater credit risk without adequate yield compensation for our shareholders. Historically, an investor could get a significant bump up in yield for taking on the additional credit risk inherent in a BBB bond. Now an investor may get very little extra yield for the added risk.

What has caused this narrowing of credit quality spreads?

Several factors have led to the compression of credit quality spreads. In the nation overall, and in California in particular, strong economic growth has caused a general improvement in the credit quality of municipal issues. Municipal bond insurers, trying to gain market share, have insured more lower-quality issues, adding strength to the narrowing trend.

Municipal fund managers, who have increasingly looked to higher-yielding securities to boost fund returns, have found themselves competing for a shrinking number of high-yield issues. Following the simple dynamics of supply and demand, more buyers competing for fewer bonds means higher prices and lower yields for lower-quality bonds.

What is your outlook for California municipal securities going forward?

As in the past, the general outlook for interest rates is uncertain. The economy continues to show solid growth, but inflation has remained relatively low. The question is, are these conditions sustainable? The Federal Reserve doesn't seem to think so--in March, it made a pre-emptive strike against inflation, ratcheting short-term interest rates up by a quarter of a percent. Many Fed watchers suspect this may be the first in a series of rate hikes.

[pie charts - data below]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue 55%
COPs/Leases 22%
Prerefunded/ETM 9%
GO 6%
Land-Secured 6%
Other 2%

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 8/31/96)
Revenue 57%
COPs/Leases 22%
Prerefunded/ETM 7%
GO 7%
Land-Secured 5%
Other 2%


14   California Intermediate-Term Tax-Free          American Century Investments


                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

If U.S. economic growth slows, the municipal market could rally. But with wage pressures increasing the threat of inflation, any signs of an overheating economy could cause increased anxiety among municipal investors, pushing bond prices lower. We expect municipal issuance to remain light in the coming months, which may provide some support for municipal prices. We also expect the strengthening California economy to keep credit quality spreads for California issues very narrow.

What are your plans for the fund over the next six months?

Given the likelihood of higher rates, we will probably maintain the fund's neutral duration, and we may even shorten its duration slightly. We would like to increase the fund's holdings in BBB bonds if we can find issues that meet our credit criteria and represent good value. Toward this end, our municipal credit research team will be a key resource as they search for undervalued securities that we believe have the potential to appreciate.

[pie charts - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA 69%
AA 13%
A 17%
BBB 1%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
AAA 69%
AA 14%
A 17%


Semiannual Report                     California Intermediate-Term Tax-Free   15


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
$ 1,520,000    Alameda County Certificates of
               Participation, (Santa Rita Jail
               Project), 5.375%, 6-1-09 (MBIA)                     $1,549,974
  4,060,000    Burbank Redevelopment Agency
               West Olive Tax Allocation, Series
               1994, 6.50%, 12-1-01 (AMBAC)                         4,437,580
  1,175,000    California Educational Facility Auth.
               Rev., (Santa Clara University),
               5.25%, 9-1-10 (MBIA)                                 1,175,494
  5,000,000    California Educational Facility Auth.
               Rev., (Stanford University), 5.25%,
               12-1-99                                              5,171,300
  2,145,000    California Educational Facility Auth.
               Rev., Series 1989, (University of
               San Diego), 6.75%, 10-1-02
               (MBIA)                                               2,341,890
  3,145,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (Insured Health Facility), 6.00%,
               7-1-04 (AMBAC)                                       3,396,160
  1,500,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (Kaiser Permanente), 6.70%,
               10-1-99                                              1,588,230
  1,500,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (Pomona Valley Hospital Medical
               Center), 6.75%, 1-1-07 (MBIA)                        1,609,770
  1,280,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (St. Francis Memorial Hospital),
               5.25%, 11-1-99                                       1,304,179
  1,660,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (St. Francis Memorial Hospital),
               5.375%, 11-1-00                                      1,697,300
  1,745,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (St. Francis Memorial Hospital),
               5.625%, 11-1-02                                      1,806,878
  1,560,000    California Health Facilities
               Financing Auth. Rev., Series A,
               (St. Francis Memorial Hospital),
               5.75%, 11-1-04                                       1,623,617

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,250,000    California Public Works Board
               Energy-Efficiency Rev. Certificates
               of Participation, Series 1991 A,
               (Pooled Project), 6.00%, 9-1-99                     $3,391,050
  2,000,000    California Public Works Board
               Lease Rev., Series A, (University
               of California), 4.72%, 9-1-00(1)                     1,697,880
  3,500,000    California Public Works Board
               Lease Rev. Certificates of
               Participation, Series A, (University
               of California), 5.375%, 10-1-17
               (AMBAC)                                              3,385,585
  2,500,000    California State Department of
               Veteran's Affairs Rev., Series A,
               6.20%, 8-1-98                                        2,570,100
  4,795,000    California State Department Water
               Resource Central Valley Project
               Rev., Series J-2, (Water System),
               5.80%, 12-1-04                                       5,164,215
  3,710,000    California State Franchise Tax
               Board Certificates of Participation,
               6.90%, 10-1-06                                       3,990,958
  3,000,000    California State Public Works Board
               Lease Rev., Series 1992 A,
               (California State University),
               5.70%, 10-1-99                                       3,111,510
  3,500,000    California State Public Works
               Board Lease Rev. Certificates of
               Participation, Series A,
               (Department of Corrections),
               5.25%, 12-1-05 (AMBAC)                               3,625,195
  4,520,000    California State Public Works
               Board Lease Rev. Certificates of
               Participation, (Secretary of State),
               6.20%, 12-1-05 (AMBAC)                               4,979,639
  1,000,000    California State Public Works
               Board Lease Rev., Series A,
               (University of California Project),
               5.90%, 12-1-03 (AMBAC)                               1,077,650
  3,000,000    California State Public Works
               Board Lease Rev., Series A,
               (University of California), 6.15%,
               11-1-09                                              3,209,550
  5,000,000    California State Universities and
               Colleges Rev., 5.00%, 11-1-04
               (FGIC)                                               5,106,700

See Notes to Financial Statements


16   California Intermediate-Term Tax-Free          American Century Investments


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 8,000,000    California Statewide Communities
               Development Auth. Certificates of
               Participation, (California Lutheran
               Homes), 5.375%, 11-15-06                            $8,135,600
  2,385,000    California Statewide Communities
               Development Auth. Certificates of
               Participation, (St. Joseph Health
               System), 6.50%, 7-1-03                               2,606,948
  2,545,000    Capistrano Unified Public Financing
               Auth. Special Tax Rev., Series A,
               (First Lien), 6.00%, 9-1-06
               (AMBAC)                                              2,760,798
  2,945,000    Castaic Lake Water Agency
               Certificates of Participation,
               Series A, 5.75%, 8-1-01 (MBIA)                       3,106,791
  1,000,000    Castaic Lake Water Agency
               Certificates of Participation,
               Series A, 7.25%, 8-1-09 (MBIA)                       1,193,980
  2,075,000    Chabot Las Positas Community
               College District Certificates of
               Participation, 5.50%, 12-1-10
               (FSA)                                                2,150,966
  1,465,000    City of Woodland Waste Water
               System Refunding Certificates of
               Participation, 6.00%, 3-1-06
               (AMBAC)                                              1,597,377
  7,935,000    Contra Costa California
               Transportation Auth. Sales
               Tax Rev., Series A, 6.00%,
               3-1-05 (FGIC)                                        8,603,048
  1,000,000    Contra Costa California
               Transportation Auth. Sales
               Tax Rev., Series A, 6.00%,
               3-1-07 (FGIC)                                        1,089,090
  2,585,000    Contra Costa County Certificates of
               Participation (Merrithew Memorial
               Hospital), 6.00%, 11-1-07 (MBIA)                     2,789,965
  2,500,000    Contra Costa County Public Facility
               Certificates of Participation,
               7.45%, 6-1-00 (BIGI)                                 2,707,000
  1,065,000    Contra Costa County Water District
               Rev., Series A, 7.00%, 10-1-00,
               Prerefunded at 102% of Par(2)                        1,181,564
  1,220,000    Coronado Community Development
               Agency Tax Allocation, 6.00%,
               9-1-08 (FSA)                                         1,328,568

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 2,000,000    East Bay Municipal Utilities District
               Wastewater System Rev., 6.00%,
               6-1-02 (FGIC)                                        2,147,740
  2,570,000    East Bay Municipal Utilities District
               Wastewater System Rev., 6.00%,
               6-1-05                                               2,753,524
  2,000,000    East Bay Municipal Utilities District
               Wastewater System Rev., 5.00%,
               6-1-06 (MBIA)                                       $2,028,720
  6,850,000    Imperial Irrigation District
               Certificates of Participation,
               (Electrical System Project),
               6.50%, 11-1-07 (MBIA)                                7,761,187
  2,770,000    Kern High School District GO,
               6.30%, 8-1-11 (MBIA)                                 3,068,938
  1,750,000    Loma Linda Hospital Rev.,
               (University Medical Center),
               6.95%, 12-1-05 (AMBAC)                               1,889,178
  2,300,000    Los Angeles Airport Rev., Series A,
               6.00%, 5-15-05 (FGIC)                                2,487,772
  4,000,000    Los Angeles Capital Asset Lease
               Rev. Certificates of Participation,
               5.875%, 12-1-05 (AMBAC)                              4,280,560
  1,000,000    Los Angeles Convention Center
               Certificates of Participation,
               6.75%, 8-15-01 (AMBAC)                               1,097,890
  1,155,000    Los Angeles Convention and
               Exhibition Center Auth. Lease Rev.,
               Series A, 6.00%, 8-15-10 (MBIA)                      1,255,924
  4,000,000    Los Angeles County Correctional
               Facility Project Certificates of
               Participation, 6.00%, 9-1-99
               (MBIA)(2)                                            4,193,480
  1,000,000    Los Angeles County Metropolitan
               Transit Auth. Sales Tax Rev.,
               5.90%, 7-1-06 (AMBAC)                                1,085,800
  1,900,000    Los Angeles County Metropolitan
               Transportation Auth. Sales Tax Rev.,
               Series A, (Proposition A), 5.50%,
               7-1-08 (MBIA)                                        1,970,509
  1,000,000    Los Angeles County Public
               Properties Certificates of
               Participation, 6.25%, 4-1-00
               (BIGI)                                               1,060,150
  3,900,000    Los Angeles County Transportation
               Commission Certificates of
               Participation, Series B, 6.00%,
               7-1-01                                               4,084,275

See Notes to Financial Statements

Semiannual Report                     California Intermediate-Term Tax-Free   17

                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 4,765,000    Los Angeles County Transportation
               Commission Certificates of
               Participation, Series B, 6.20%,
               7-1-03                                              $5,059,858
  2,000,000    Los Angeles County Transportation
               Commission Certificates of
               Participation, Series B, 6.25%,
               7-1-04                                               2,176,000
  4,000,000    Los Angeles County Transportation
               Commission Sales Tax Rev.,
               5.875%, 7-1-02 (FGIC)                                4,275,920
  2,500,000    Los Angeles County Transportation
               Commission Sales Tax Rev.,
               Series A, (Proposition A), 6.40%,
               7-1-02                                               2,719,425
  3,515,000    Los Angeles County Transportation
               Commission Sales Tax Rev.,
               Series A, (Proposition C), 6.20%,
               7-1-04                                               3,819,364
  3,765,000    Los Angeles County Transportation
               Commission Sales Tax Rev.,
               Series A, (Proposition C), 6.40%,
               7-1-06                                               4,175,046
  1,000,000    Los Angeles Department of Water
               and Power Electric Rev., 5.70%,
               1-15-05 (MBIA)                                       1,061,720
  1,000,000    Los Angeles Department of Water
               and Power Rev., 6.30%, 4-15-06
               (FGIC)                                               1,078,360
  4,685,000    Los Angeles Municipal Improvement
               Corporation Rev., 6.00%, 2-1-03
               (MBIA)                                               5,040,451
  2,000,000    Los Angeles Rev. Certificates of
               Participation, 6.40%, 11-1-97                        2,036,380
  2,045,000    Los Angeles Wastewater System
               Rev., Series A, 6.60%, 2-1-00
               (MBIA)                                               2,172,179
  1,000,000    Los Angeles Wastewater System
               Rev., Series B, 6.80%, 6-1-02                        1,084,610
  4,780,000    Los Angeles Wastewater System
               Rev., Series B, 6.20%, 6-1-06
               (AMBAC)                                              5,144,427
  2,785,000    Metropolitan Water District of
               Southern California, 5.00%,
               7-1-09                                               2,760,798

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 7,190,000    Metropolitan Water District of
               Southern California Rev., 6.50%,
               7-1-01, Prerefunded at 102%
               of Par(2)                                           $7,943,009
  1,000,000    Metropolitan Water District of
               Southern California Rev., 6.625%,
               7-1-01, Prerefunded at 102% of
               Par(2)                                               1,109,430
  4,590,000    Modesto, Stockton, Redding Public
               Power Agency Rev., Series G,
               (San Juan Project), 5.25%,
               7-1-11 (MBIA)                                        4,578,204
  1,100,000    Mojave California Water Agency
               Improvement District GO,
               (Morongo Basin), 5.40%,
               9-1-08 (FGIC)                                        1,133,187
  5,000,000    Northern California Power Agency
               Rev., (Geothermal Project 3),
               5.50%, 7-1-05 (AMBAC)                                5,250,200
  1,000,000    Oakland Pension Financing Auth.
               Rev. Certificates of Participation,
               Series 1988, 7.20% , 8-1-00
               (FGIC)                                               1,059,380
  1,165,000    Ontario Redevelopment Financing
               Auth. Local Agency Rev.,
               Series A, 5.80%, 9-2-06 (FSA)                        1,240,003
  7,500,000    Orange County Transportation Sales
               Tax Rev., 5.50%, 2-15-01
               (AMBAC)                                              7,805,250
  1,645,000    Orange County Transportation Sales
               Tax Rev., 5.75%, 2-15-05                             1,731,576
  3,000,000    Orange County Transportation Sales
               Tax Rev., 6.00%, 2-15-07 (FGIC)                      3,249,030
  1,250,000    Orange County Water District
               Certificates of Participation, Series
               1990, 7.00%, 8-15-00,
               Prerefunded at 102% of Par(2)                        1,387,863
  1,330,000    Oxnard Harbor District Rev., Series
               A, 7.00%, 8-1-04 (FSA)                               1,524,738
  1,000,000    Ramona Municipal Water District
               Certificates of Participation,
               6.90%, 10-1-01 (AMBAC)                               1,102,050
  1,060,000    Redding Joint Powers Financing
               Auth. Electric System Rev., Series
               A, 6.25%, 6-1-07 (MBIA)                              1,175,561

See Notes to Financial Statements

18   California Intermediate-Term Tax-Free          American Century Investments

                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 1,010,000    Richmond Joint Powers Financing
               Auth. Rev. Certificates of
               Participation, Series A, 5.30%,
               5-15-06                                           $  1,018,706
  2,080,000    Riverside County Public Financing
               Auth. Special Tax Rev., Series A,
               5.25%, 9-1-04 (MBIA)                                 2,163,012
  4,705,000    Riverside County Transit Sales Tax,
               6.00%, 6-1-09 (FGIC)                                 5,125,157
  4,000,000    Riverside County Transit Sales Tax
               Rev., Series A, 6.50%, 6-1-01
               (AMBAC)(2)                                           4,337,960
  1,225,000    Riverside County Transportation
               Commission Sales Tax Rev.,
               5.60%, 6-1-05 (AMBAC)                                1,298,353
  2,000,000    Riverside County Transportation
               Commission Sales Tax Rev.,
               Series A, 6.625%, 6-1-01,
               Prerefunded at 102% of Par(2)                        2,219,000
  1,025,000    Rocklin Unified School District
               Community Facility, 5.20%,
               9-1-09 (MBIA)                                        1,029,756
  5,710,000    Sacramento Municipal Utility District
               Electric Rev., Series C, 5.75%,
               11-15-07 (MBIA)                                      6,020,053
  6,825,000    Sacramento Municipal Utility District
               Electric Rev., Series 1991 Z,
               6.00%, 7-1-02 (FGIC)                                 7,335,988
  9,965,000    Sacramento Schools Auth. Rev.,
               (Workers Compensation
               Program C), 5.75%, 6-1-03(2)                        10,608,041
  1,205,000    Saddleback Valley Unified School
               District Public Financing Special
               Tax Rev., 6.00%, 9-1-11 (FSA)                        1,305,557
  5,000,000    San Bernardino County Certificates
               of Participation, Series A,
               (Medical Center Project), 5.75%,
               8-1-07 (MBIA)                                        5,345,600
  1,500,000    San Diego County Regional
               Transportation Commission Sales
               Tax Rev., Series A, 7.75%,
               4-1-99(2)                                            1,612,500
  3,800,000    San Diego County Water Auth.
               Certificates of Participation,
               Series A, 6.00%, 5-1-02                              4,054,828

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 7,200,000    San Diego County Water Auth.
               Certificates of Participation,
               Series A, 6.125%, 5-1-03                            $7,714,224
  4,400,000    San Diego County Water Auth.
               Certificates of Participation,
               Series A, 6.40%, 5-1-08                              4,710,244
  5,090,000    San Diego Public Facility Financing
               Auth. Sewer Rev., Series 1995,
               4.875%, 5-15-09 (FGIC)                               4,975,170
  3,505,000    San Diego Regional Transportation
               Commission Sales Tax Rev.,
               Series 1992, 5.50%, 4-1-04
               (FGIC)                                               3,690,625
  1,175,000    San Diego Regional Transportation
               Commission Sales Tax Rev.,
               Series 1992, 5.50%, 4-1-05
               (FGIC)                                               1,237,204
  4,000,000    San Diego Regional Transportation
               Commission Sales Tax Rev.,
               Series 1994 A, 6.00%, 4-1-04
               (FGIC)                                               4,326,600
  2,000,000    San Diego Water Auth. Rev.
               Certificates of Participation,
               5.681%, 4-23-08 (FGIC)                               2,095,920
  1,250,000    San Francisco Bay Area Rapid
               Transit Sales Tax Rev., 6.40%,
               7-1-05 (FGIC)                                        1,361,938
  1,000,000    San Francisco Bay Area Rapid
               Transit Sales Tax Rev., 5.35%,
               7-1-07 (FGIC)                                        1,033,720
  2,100,000    San Francisco City and County
               Airport Commission Rev.
               Refunding, 6.35%, 5-1-03 (MBIA)                      2,304,309
  2,410,000    San Francisco City and County
               Airport Commission Rev., Series
               Issue 2, 6.35%, 5-1-01 (MBIA)                        2,596,317
  3,405,000    San Francisco Port Commission
               Rev., 5.625%, 7-1-02                                 3,545,490
  2,275,000    San Jose California Redevelopment
               Agency Tax Allocation, 6.00%,
               8-1-08 (MBIA)                                        2,478,340
  3,300,000    San Jose California Redevelopment
               Agency Tax Allocation, 6.00%,
               8-1-09 (MBIA)                                        3,597,726

See Notes to Financial Statements


Semiannual Report                     California Intermediate-Term Tax-Free   19


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,700,000    San Jose California Redevelopment
               Agency Tax Allocation, (Merged
               Area Redevelopment Project),
               6.00%, 8-1-06 (MBIA)                                $4,025,970
  6,400,000    San Jose California Redevelopment
               Agency Tax Allocation, (Merged
               Area Redevelopment Project),
               6.00%, 8-1-07 (MBIA)                                 6,977,280
  3,875,000    San Jose California Redevelopment
               Agency Tax Allocation, Series A,
               6.00%, 8-1-02 (MBIA)(2)                              4,154,775
  3,950,000    San Jose Financing Auth. Rev.
               Certificates of Participation,
               (Convention Center), 6.00%,
               9-1-05                                               4,186,526
  2,000,000    San Jose Financing Auth. Rev.
               Certificates of Participation,
               Series C, (Convention Center
               Project), 6.30%, 9-1-09                              2,114,620
  4,580,000    San Jose Financing Auth. Rev.
               Certificates of Participation,
               Series 1993, (Convention Center),
               6.10%, 9-1-06                                        4,814,130
  3,910,000    San Mateo County California
               Transportation Sales Tax Rev.,
               Series A, 5.00%, 6-1-08 (MBIA)                       3,928,103
  1,015,000    Santa Ana Police Administration
               Certificates of Participation, Series
               A, 5.50%, 7-1-07 (MBIA)                              1,056,666
  2,215,000    Santa Clara County Multi-Facilities
               Project Certificates of Participation,
               6.00%, 5-15-01 (AMBAC)                               2,358,111
  1,230,000    Santa Clara County Multi-Facilities
               Project Certificates of Participation,
               6.00%, 5-15-05 (AMBAC)                               1,317,366
  1,000,000    Signal Hill California Redevelopment
               Agency Tax Allocation, Series B,
               7.40%, 10-1-15, Prerefunded at
               100% of Par(2)                                       1,107,540
  1,785,000    South Sutter Hydroelectric
               Refunding Rev., 6.80%, 8-1-01
               (FGIC)                                               1,918,125
  2,000,000    Southern California Public Power
               Auth. Rev., 6.75%, 7-1-00                            2,143,140
  1,500,000    Southern California Public Power
               Auth. Rev., Series 1988 A, 7.00%,
               7-1-00                                               1,585,740

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,000,000    Southern California Public Power
               Auth. Rev., Series 1989, 6.75%,
               7-1-01                                            $  3,258,750
  3,090,000    Southern California Public Power
               Auth. Rev., Series 1992, 5.625%,
               7-1-03 (MBIA)                                        3,278,861
  4,065,000    Southern California Rapid Transit
               District Certificates of Participation,
               6.20%, 7-1-02 (MBIA)                                 4,397,598
  1,500,000    Southern California Rapid Transit
               District Certificates of Participation,
               (Workers Compensation), 6.50%,
               7-1-07 (MBIA)                                        1,633,740
  5,000,000    Southern California Rapid Transit
               District Certificates of Participation,
               (Workers Compensation), 6.40%,
               7-1-04 (MBIA)                                        5,402,550
  2,000,000    Stanislaus County Refunding
               Certificates of Participation, 5.50%,
               5-1-06 (MBIA)                                        2,094,460
  3,000,000    State of California GO, 6.80%,
               5-1-01 (AMBAC)                                       3,280,380
 10,000,000    State of California GO, 6.50%,
               3-1-02 (AMBAC)                                      10,931,400
  2,400,000    State of California GO, 6.00%,
               9-1-03 (MBIA)                                        2,597,640
  1,950,000    State of California GO, 6.75%
               2-1-06                                               2,211,963
  1,855,000    State of California GO, 7.00%,
               11-1-06 (FGIC)                                       2,166,937
  1,975,000    State of California GO, 5.50%,
               4-1-07 (MBIA)                                        2,069,168
  1,150,000    Taft Public Financing Auth. Lease
               Rev. Certificates of Participation,
               Series A, (Community Correctional
               Facility Project), 5.50%, 1-1-06                     1,159,522
  3,800,000    University of California Multipurpose
               Project Rev., Series A, 6.00%,
               9-1-02 (MBIA)                                        4,092,220
  1,950,000    University of California Rev.,
               (University of California Medical
               Center), 5.60%, 7-1-09 (AMBAC)                      2,018,250
  2,510,000    Watsonville California Hospital
               Insured Rev., Series A, (Watsonville
               Community Hospital), 5.45%,
               7-1-03                                              2,570,566

See Notes to Financial Statements


20   California Intermediate-Term Tax-Free          American Century Investments


                            SCHEDULE OF INVESTMENTS
                     CALIFORNIA INTERMEDIATE-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount  Value
$ 3,980,000   Whittier California Health Facility
              Rev., (Presbyterian Intercommunity),
              6.00%, 6-1-06 (MBIA)                               $    4,310,061
                                                                    -----------
Total Municipal Securities--98.8%                                   430,628,261
   (Cost $413,883,049)                                              -----------

SHORT-TERM MUNICIPAL SECURITIES
  1,000,000   Irvine Ranch Water District, VRDN,
              Series 1991 C, 3.25%, 3-3-97
              (LOC: Bank of America)                                  1,000,000
  4,300,000   Orange County Sanitation District
              Certificates of Participation, VRDN,
              3.40%, 3-3-97                                           4,300,000
                                                                    -----------
Total Short-Term
Municipal Securites-1.2%                                              5,300,000
   (Cost $5,300,000)                                                -----------
Total Investment Securites - 100.0%                                $435,928,261
   (Cost $419,183,049)                                              ===========

Notes to Schedule  of  Investments
AMBAC = AMBAC  Indemnity  Corp.
BIGI = Bond Investor's Guaranty Inc.
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset dates are indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.
(1) These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(2)  Escrowed in U.S. Government Securities.

See Notes to Financial Statements


Semiannual Report                     California Intermediate-Term Tax-Free   21


                          CALIFORNIA LONG-TERM TAX-FREE


                                             30-Day                  30-Day Tax-Equivalent Yields
                                                SEC            34.70%           37.42%            41.95%           45.22%
                                              Yield       Tax Bracket      Tax Bracket       Tax Bracket      Tax Bracket
                                              -----       -----------      -----------       -----------      -----------

CURRENT YIELD (as of February 28, 1997)
California Long-Term Tax-Free ..............  4.90%             7.50%            7.83%             8.44%            8.94%

Yields are defined in the Glossary on page 41.


                                                                     AVERAGE ANNUAL RETURNS
                                           6 MONTHS            1 YEAR          3 YEARS           5 YEARS         10 YEARS
                                           --------            ------          -------           -------         --------

TOTAL RETURNS (as of February 28, 1997)
California Long-Term Tax-Free ............... 5.19%             5.01%            5.70%             7.56%            6.78%
Lehman Long-Term Municipal Bond Index ....... 5.99%             6.18%            6.46%             8.33%            8.34%
Average California Municipal Debt Fund(1) ... 4.76%             4.81%            5.10%             6.94%            6.67%
Fund's Ranking Among California
Municipal Debt Funds(1) .....................    --      43 out of 98     16 out of 68       6 out of 50     15 out of 30

(1)According to Lipper Analytical Services.

See pages 40-41 for more information about returns, the comparative index and Lipper fund rankings.

[line graph - data below]

GROWTH OF $10,000 OVER TEN YEARS

Value on 2/28/97

$10,000 investment made 2/28/87

           Lehman Long-Term Municipal Index          Long-Term Tax-Free

2/28/87                $10,000                            $10,000
3/31/87                 $9,853                             $9,955
4/30/87                 $9,300                             $9,127
5/31/87                 $9,197                             $9,015
6/30/87                 $8,904                             $9,261
7/31/87                 $8,987                             $9,325
8/31/87                 $9,027                             $9,338
9/30/87                 $8,658                             $8,888
10/31/87                $8,658                             $8,810
11/30/87                $8,934                             $9,125
12/31/87                $9,051                             $9,272
1/31/88                 $9,412                             $9,672
2/29/88                 $9,523                             $9,803
3/31/88                 $9,386                             $9,641
4/30/88                 $9,461                             $9,665
5/31/88                 $9,470                             $9,678
6/30/88                 $9,655                             $9,789
7/31/88                 $9,720                             $9,835
8/31/88                 $9,758                             $9,862
9/30/88                 $9,979                             $9,996
10/31/88               $10,206                            $10,190
11/30/88               $10,097                            $10,095
12/31/88               $10,272                            $10,239
1/31/89                $10,514                            $10,449
2/28/89                $10,367                            $10,358
3/31/89                $10,375                            $10,352
4/30/89                $10,680                            $10,569
5/31/89                $10,927                            $10,765
6/30/89                $11,093                            $10,915
7/31/89                $11,240                            $11,068
8/31/89                $11,069                            $10,886
9/30/89                $11,035                            $10,842
10/31/89               $11,181                            $10,967
11/30/89               $11,419                            $11,160
12/31/89               $11,503                            $11,238
1/31/90                $11,387                            $11,087
2/28/90                $11,515                            $11,228
3/31/90                $11,527                            $11,227
4/30/90                $11,386                            $11,048
5/31/90                $11,708                            $11,379
6/30/90                $11,823                            $11,492
7/31/90                $12,032                            $11,687
8/31/90                $11,745                            $11,394
9/30/90                $11,727                            $11,366
10/31/90               $11,975                            $11,654
11/30/90               $12,279                            $11,937
12/31/90               $12,333                            $11,980
1/31/91                $12,498                            $12,146
2/28/91                $12,586                            $12,184
3/31/91                $12,616                            $12,189
4/30/91                $12,812                            $12,408
5/31/91                $12,962                            $12,521
6/30/91                $12,938                            $12,456
7/31/91                $13,138                            $12,633
8/31/91                $13,327                            $12,792
9/30/91                $13,520                            $13,000
10/31/91               $13,661                            $13,115
11/30/91               $13,678                            $13,062
12/31/91               $14,004                            $13,394
1/31/92                $13,996                            $13,346
2/29/92                $14,018                            $13,385
3/31/92                $14,053                            $13,386
4/30/92                $14,187                            $13,501
5/31/92                $14,394                            $13,676
6/30/92                $14,673                            $13,931
7/31/92                $15,211                            $14,393
8/31/92                $15,007                            $14,145
9/30/92                $15,073                            $14,239
10/31/92               $14,822                            $13,887
11/30/92               $15,239                            $14,295
12/31/92               $15,437                            $14,486
1/31/93                $15,582                            $14,632
2/28/93                $16,307                            $15,321
3/31/93                $16,110                            $15,113
4/30/93                $16,331                            $15,343
5/31/93                $16,466                            $15,423
6/30/93                $16,775                            $15,713
7/30/93                $16,792                            $15,705
8/31/93                $17,222                            $16,129
9/30/93                $17,446                            $16,347
10/31/93               $17,479                            $16,349
11/30/93               $17,268                            $16,141
12/31/93               $17,713                            $16,478
1/31/94                $17,922                            $16,707
2/28/94                $17,329                            $16,319
3/31/94                $16,294                            $15,538
4/29/94                $16,420                            $15,509
5/31/94                $16,612                            $15,704
6/30/94                $16,413                            $15,633
7/29/94                $16,834                            $15,966
8/31/94                $16,870                            $16,003
9/30/94                $16,478                            $15,725
10/31/94               $15,972                            $15,432
11/30/94               $15,551                            $15,137
12/30/94               $16,103                            $15,405
1/31/95                $16,811                            $15,896
2/28/95                $17,496                            $16,347
3/31/95                $17,706                            $16,504
4/28/95                $17,697                            $16,517
5/31/95                $18,451                            $17,080
6/30/95                $18,111                            $16,788
7/31/95                $18,203                            $16,900
8/31/95                $18,460                            $17,157
9/30/95                $18,604                            $17,311
10/31/95               $19,054                            $17,680
11/30/95               $19,546                            $18,140
12/31/95               $19,851                            $18,456
1/31/96                $19,936                            $18,496
2/29/96                $19,693                            $18,351
3/31/96                $19,333                            $17,930
4/30/96                $19,255                            $17,822
5/31/96                $19,265                            $17,856
6/30/96                $19,562                            $18,078
7/31/96                $19,755                            $18,299
8/31/96                $19,730                            $18,316
9/30/96                $20,168                            $18,598
10/31/96               $20,414                            $18,817
11/30/96               $20,853                            $19,201
12/31/96               $20,727                            $19,115
1/31/97                $20,686                            $19,101
2/28/97                $20,288                            $19,267

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return line of the index does not.

PORTFOLIO AT A GLANCE
                                 2/28/97          8/31/96
Number of Securities               90               85
Weighted Average Maturity      19.2 years       18.8 years
Average Duration                7.7 years        8.0 years
Expense Ratio                    0.47%*            0.48%

* Annualized.


22   California Long-Term Tax-Free                  American Century Investments


                         CALIFORNIA LONG-TERM TAX-FREE

Management Q & A

An interview with Dave MacEwen, vice president and senior portfolio manager on the California Tax-Free and Municipal funds management team.

How did the fund perform?

The fund managed a strong performance in comparison with its peers, but underperformed its benchmark index. For the six-month period ended February 28, 1997, the fund's total return was 5.19%, compared with the 4.76% average return of the 100 "California Municipal Debt Funds" tracked by Lipper Analytical Services and the 5.99% return of the Lehman Long-Term Municipal Bond Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

Why did the fund perform well against its peers?

One contributing factor was the fund's relatively conservative positioning during the period compared with some of the funds in its Lipper category. This conservative approach allowed the fund to perform well despite the market's shifting interest rate expectations (see page 3).

The fund's sizable exposure to A-rated bonds also helped. These bonds were in fairly high demand from individual investors during much of the period. As a result, we were able to sell some of these securities at a profit, increasing the fund's returns.

[bar graph - data below]

CALIFORNIA LONG-TERM TAX-FREE FISCAL YEAR-BY-YEAR RETURNS (Periods ended August 31)

             Long-Term Tax-Free      Lehman Long-Term Municipal Index

1987*              -0.31%                          3.48%
1988                5.61%                          8.10%
1989               10.39%                         13.44%
1990                4.66%                          6.11%
1991               12.26%                         13.47%
1992               10.58%                         12.60%
1993               14.02%                         14.76%
1994               -0.78%                         -2.05%
1995                7.21%                          9.43%
1996                6.77%                          6.88%

This chart illustrates the historical year-by-year volatility of the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 40 for a definition of the index.


Semiannual Report                             California Long-Term Tax-Free   23


                         CALIFORNIA LONG-TERM TAX-FREE

Did you change the fund's positioning over the past six months?

We made only slight adjustments to the fund's positioning. Choosing a more conservative approach, we maintained the fund's duration in a relatively narrow range around eight years during the six-month period. The lack of new municipal securities made it difficult to significantly alter the fund's structure. Therefore, the fund remained slightly barbelled, but with some laddered maturities.

If not by duration management or portfolio structuring, how did you add value to the fund?

Careful selection of attractively priced securities was the main vehicle we used to enhance the fund's returns. However, improving credit conditions in California made this task more difficult. That's because the spread, or interest rate difference, between comparable-maturity municipal securities with different credit ratings continued to decrease as investors reached for higher yields. Thanks to our strong municipal credit research team, we were able to find many securities that we believed were undervalued and had the potential to appreciate.

Was  the  credit  team  instrumental  in  locating  the  lower-rated   municipal
securities now held in the fund's portfolio?

Yes. We relied on our credit team to help us evaluate such securities, which we must carefully screen before adding them to the fund's portfolio. Although attractively priced lower-rated municipal securities that measured up to our standards proved relatively few and far between, we did find some in December. The fund's position in lower-rated securities now totals around 5% of net assets. We will likely enlarge this position if appropriate securities become available. Having the ability to purchase the full spectrum of investment grade securities for the fund, including securities rated BBB, has helped us stay in stride with our competitors.

What is the outlook for municipal securities going forward?

In March of this year, concerns about rising interest rates were finally realized when, for the first time since February 1995, short-term interest rates were ratcheted upward by the Federal Reserve in a preemptive strike against inflation. The question on the minds of many investors is whether this is only the


[pie charts - data below]

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 2/28/97)
Revenue 44%
COPs/Leases 25%
Land-Secured 14%
Prerefunded/ETM 7%
GO 4%
Other 6%

PORTFOLIO  COMPOSITION BY SECURITY TYPE (as of 8/31/96)
Revenue 46%
COPs/Leases 22%
Land-Secured 15%
Prerefunded/ETM 7%
GO 4%
Other 6%


24   California Long-Term Tax-Free                  American Century Investments


CALIFORNIA LONG-TERM TAX-FREE

first rate hike in an upward trend. This question is made more unclear because current economic conditions suggest that inflation can remain tame even as the economy flourishes. If U.S. economic growth slows, municipal securities could rally. But, with wage pressures increasing the threat of inflation, any signs of an overheating economy will likely cause increased anxiety among municipal investors, pushing bond prices lower.

With this outlook in mind, what are your plans for the fund going forward?

With the possibility of higher rates looming, we will likely maintain the fund's neutral stance, lengthening or shortening the fund's duration as conditions warrant. We will also continue to favor a bias toward a barbell portfolio structure until the market breaks out of its current trading range. If the economic outlook does change dramatically, we believe that the fund is positioned with the flexibility to respond appropriately. In addition, we will continue to utilize our credit research team to look for undervalued securities that we believe have the potential to appreciate.

[pie charts - data below]

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 2/28/97)
AAA 42%
AA 19%
A 34%
BBB 5%

PORTFOLIO COMPOSITION BY CREDIT RATING (as of 8/31/96)
AAA 47%
AA 15%
A 38%


Semiannual Report                             California Long-Term Tax-Free   25


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                      Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
$ 2,300,000   Alameda County Certificates of
              Participation, 5.79%, 6-15-17
              (MBIA)(1)                                            $  722,085
  2,700,000   Brea Public Financing Auth. Rev.,
              Series 1991, (Project Area AB),
              7.00%, 8-1-15 (MBIA)                                  2,993,355
  2,920,000   Brea Redevelopment Agency Tax,
              6.125%, 8-1-13 (MBIA)                                 3,075,782
  2,000,000   California Educational Facility Auth.
              Rev., (Loyola Marymount
              University), 5.75%, 10-1-24                           1,971,300
  2,000,000   California Educational Facility Auth.
              Rev., (University of San Francisco),
              6.00%, 10-1-26 (MBIA)                                 2,068,280
  1,300,000   California Educational Facility Auth.
              Rev., Series I, (Stanford University),
              7.125%, 1-1-19                                        1,387,945
  1,500,000   California Educational Facility Auth.
              Rev., Series A, (University of
              Southern California), 5.70%,
              10-1-15                                               1,484,310
  5,000,000   California Health Facilities Financing
              Auth. Rev., 6.00%, 7-1-25 (MBIA)                      5,108,900
  2,500,000   California Health Facilities Financing
              Auth. Rev., Series 1985 A,
              (Adventist Health), 6.75%,
              3-1-14 (MBIA)                                         2,715,750
  2,775,000   California Health Facilities Financing
              Auth. Rev., Series A, (Episcopal
              Homes), 7.80%, 7-1-15                                 2,951,546
  1,730,000   California Health Facilities Financing
              Auth. Rev., Series A,
              (Gould Medical), 7.30%, 4-1-20(2)                     1,953,084
  1,500,000   California Health Facilities Financing
              Auth. Rev., Series 1988 A, (H.M.
              Newhall Memorial Hospital), 8.00%,
              10-1-18                                               1,612,575
  6,420,000   California Health Facilities Financing
              Auth. Rev., (Kaiser Permanente),
              7.00%, 10-1-18                                        6,918,449
  3,000,000   California Health Facilities Financing
              Auth. Rev., Series A, (Kaiser
              Permanente), 5.45%, 10-1-09(1)                        1,524,330

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 4,915,000   California Health Facilities
              Financing Auth. Rev., Series A,
              (Kaiser Permanente), 6.50%,
              12-1-20                                            $  5,248,532
  2,000,000   California Health Facilities
              Financing Auth. Rev., Series A,
              6.75%, 3-1-20                                         2,139,980
  5,165,000   California Health Facilities
              Financing Auth. Rev., Series C,
              (St. Francis Memorial Hospital),
              5.875%, 11-1-23                                       5,312,822
  1,150,000   California Housing Finance Agency
              Rev., Series C, (Home Mortgage),
              6.80%, 8-1-17                                         1,212,710
  5,125,000   California Housing Finance Agency
              Rev., Series 1994 G, (Home
              Mortgage), 7.25%, 8-1-17                              5,511,989
  1,400,000   California Housing Finance Agency
              Rev., (Multi-Unit), 6.75%, 2-1-09                     1,410,878
  1,290,000   California Housing Finance Agency
              Rev., (Multi-Unit Rental), 6.875%,
              2-1-22                                                1,301,288
  1,500,000   California Pollution Control
              Financing Auth. Rev., Series D,
              (Southern California Edison),
              6.85%, 12-1-08                                        1,594,425
  2,755,000   California State Department of
              Water, 5.00%, 12-1-19                                 2,502,422
  1,000,000   California State Franchise Tax
              Board Certificates of
              Participation, 6.90%, 10-1-06                         1,075,730
  3,000,000   California State GO, 6.125%,
              10-1-11 (AMBAC)                                       3,285,990
  1,410,000   California State GO, Series 1984
              B, (New Prison Construction),
              10.00%, 8-1-03                                        1,826,105
  1,150,000   California State Public Works
              Board Lease Rev. Certificates of
              Participation, Series A,
              (Department of Corrections
              State Prisons), 5.25%, 12-1-13
              (AMBAC)                                               1,137,902
 17,100,000   California State Public Works
              Board Lease Rev. Certificates of
              Participation, Series A,
              (Department of Corrections
              State Prisons), 5.25%, 6-1-15
              (FSA)                                                16,773,903

See Notes to Financial Statements


26   California Long-Term Tax-Free                  American Century Investments


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 1,000,000   California State Public Works
              Board Lease Rev. Certificates of
              Participation, Series B, (Various
              University of California Projects),
              6.625%, 12-1-19                                      $1,150,160
  4,000,000   California Statewide Community
              Development Auth. Certificates of
              Participation, (Sisters of Charity
              Leavenworth), 5.00%, 12-1-23                          3,559,960
  4,500,000   California Statewide Community
              Development Auth. Certificates of
              Participation, (United Medical
              Center), 6.75%, 12-1-01,
              Prerefunded at 102% of Par(2)                         5,044,005
  5,695,000   Capistrano California School District
              Special Tax, (Refunding Issue
              1988-1), 6.50%, 9-1-14 (FSA)                          6,321,564
  4,475,000   City of Pittsburgh Redevelopment
              Agency, 6.20%, 8-1-19                                 4,492,050
  5,000,000   City of Pittsburgh Redevelopment
              Agency, 6.25%, 8-1-26                                 5,042,250
  1,000,000   Coachella Valley Water District #71
              Certificates of Participation, (Flood
              Control Project), 6.75%, 10-1-12                      1,071,920
  8,000,000   Compton Redevelopment Agency
              Tax Allocation, Series 1995 A,
              6.50%, 8-1-13 (FSA)                                   8,768,240
  2,580,000   Concord Joint Power Financing
              Auth. Lease Rev. Certificates of
              Participation, Series 1993, (Police
              Facilities Project), 5.25%, 8-1-13                    2,501,232
  5,000,000   Irvine Ranch Water District Joint
              Powers Agency Rev., 7.80%,
              2-15-08 (FGIC)                                        5,167,450
  1,900,000   Irvine Ranch Water District Joint
              Powers Agency Rev., 7.875%,
              2-15-23                                               1,961,503
  1,815,000   Kern County High School District
              GO, 7.15%, 8-1-14, (MBIA)(2)                          2,197,293
  3,555,000   Long Beach California Water Rev.,
              6.125%, 5-1-19                                        3,691,014
  1,305,000   Los Altos California Association of
              Bay Area Governments
              Certificates of Participation,
              5.90%, 5-1-27                                         1,321,926

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 1,000,000   Los Angeles California Municipal
              Improvement Corp. Lease Rev.,
              Series A, (Library Project), 7.10%,
              6-1-99, Prerefunded at 102% of
              Par(2)                                               $1,085,990
  3,475,000   Los Angeles Community
              Redevelopment Agency Housing
              Rev., Series A, 6.45%, 7-1-17
              (AMBAC)                                               3,615,460
  3,000,000   Los Angeles County Transportation
              Commission Sales Tax Rev.,
              Series A, 7.40%, 7-1-15                               3,248,970
  4,050,000   Los Angeles County Transportation
              Commission Sales Tax Rev.,
              Series A, (Capital Appreciation),
              4.74%, 7-1-02 (MBIA)(1)                               3,023,365
  1,000,000   Los Angeles Transportation Sales
              Tax Rev., 6.50%, 7-1-13 (MBIA)                        1,090,550
  2,420,000   Los Angeles Waste Water System
              Rev., Series C, 6.90%, 6-1-09                         2,592,642
  3,050,000   Los Angeles Waste Water System
              Rev., Series C, 7.10%, 6-1-18                         3,265,513
  1,865,000   Mendocino Coast Health Care
              District Health Care Facility Rev.,
              5.875%, 2-1-20                                        1,866,380
  5,250,000   Metropolitan Water District of
              Southern California Rev., 5.00%,
              7-1-27                                                4,767,578
  2,650,000   Metropolitan Water District of
              Southern California Waterworks
              Rev., 6.625%, 7-1-01,
              Prerefunded at 102% of Par(2)                         2,939,990
  5,830,000   Modesto, Stockton, Redding Public
              Power Agency Rev., Series D,
              (San Juan Project), 6.75%,
              7-1-20 (MBIA)                                         6,709,339
  1,000,000   Moulton-Niguel California Water
              District GO, 5.00%, 9-1-19
              (MBIA)                                                  906,560
  4,875,000   Northern California Power Agency
              Public Power Rev., (Hydroelectric
              Project #1), 7.15%, 7-1-24                            5,117,141
  3,000,000   Oakland California Redevelopment
              Agency Tax Allocation, (Central
              District Redevelopment Tax),
              5.50%, 2-1-14 (AMBAC)                                 3,041,190

See Notes to Financial Statements


Semiannual Report                             California Long-Term Tax-Free   27


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 5,150,000   Open Space District Midpeninsula
              GO, (Santa Clara, San Mateo
              Counties), 7.00%, 9-1-14                             $5,645,482
  4,750,000   Orange County Certificates of
              Participation, (Civic Center
              Expansion), 6.70%, 8-1-01,
              Prerefunded at 102% of Par
              (AMBAC)(2)                                            5,299,148
  3,000,000   Orange County Water District
              Certificates of Participation,
              Series 1989, 6.50%, 8-15-11
              (AMBAC)                                               3,199,050
  1,000,000   Orange County West Valley
              Detention Center Certificates of
              Participation, 7.625%, 6-1-99,
              Prerefunded at 102% of Par(2)                         1,095,160
  1,855,000   Pacifica Financing Auth. Sewer
              Rev., 6.20%, 8-1-26                                   1,846,189
  1,000,000   Pasadena Certificates of
              Participation, (Old Pasadena
              Parking Facility Project), 6.25%,
              1-1-18                                                1,069,660
  2,100,000   Pomona Public Financing Auth. Rev.,
              Series A, (Water Treatment Project),
              6.10%, 7-1-17 (AMBAC)                                 2,173,164
  1,000,000   Saddleback Valley Unified School
              District Public Financing Special
              Tax Rev., 6.00%, 9-1-16 (FSA)                         1,064,940
  6,000,000   San Bernardino Joint Powers
              Financing Auth. Lease Rev.
              Certificates of Participation,
              Series A, 5.50%, 12-1-20                              5,742,780
  3,400,000   San Diego County Certificates of
              Participation, 5.625%, 9-1-12
              (AMBAC)                                               3,501,218
  3,500,000   San Diego County Regional
              Transportation Sales Tax Rev.,
              Series A, 4.75%, 4-1-04(1)(2)                         2,508,905
  1,000,000   San Francisco City and County
              Redevelopment Hotel Tax Rev.,
              6.75%, 7-1-15 (FSA)                                   1,119,280
  5,500,000   San Jose California Financing Auth.
              Rev. Certificates of Participation,
              Series B, (Community Facilities
              Project), 5.625%, 11-15-18                            5,351,665

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,000,000   San Jose California Financing Auth.
              Rev. Certificates of Participation,
              Series C, (Convention Center
              Project), 6.375%, 9-1-13                             $3,136,140
  5,000,000   San Jose California Financing Auth.
              Rev. Certificates of Participation,
              Series D, (Central Service Yard),
              5.25%, 10-15-23                                       4,619,400
  9,525,000   San Jose California Redevelopment
              Agency Tax Allocation, Series D,
              (Merged Area Redevelopment
              Project), 5.75%, 8-1-24                               9,534,334
  3,475,000   San Mateo Joint Power Finance
              Auth. Lease Rev. Certificates of
              Participation, 6.50%, 7-1-16
              (MBIA)                                                3,909,757
  4,000,000   San Mateo Joint Power Finance
              Auth. Lease Rev. Certificates of
              Participation, (Capital Projects
              Program), 6.00%, 7-1-19 (MBIA)                        4,252,400
  3,500,000   Santa Ana Finance Auth. Lease
              Rev. Certificates of Participation,
              6.25%, 7-1-15 (MBIA)                                  3,858,400
  3,000,000   Santa Monica Community College
              District Certificates of Participation,
              Series A, 5.90%, 2-1-27                               3,016,440
  1,425,000   Southern California Public Power
              Auth. Rev., Series 1989,
              (Transportation Auth.), 7.00%,
              7-1-09 (FGIC)                                         1,530,036
  7,315,000   Southern California Public Power
              Auth. Rev., Series 1989, 6.75%,
              7-1-12 (FSA)                                          8,498,567
  3,730,000   Southern California Public Power
              Auth. Rev., Series 1989,
              (Multipurpose Projects), 6.75%,
              7-1-13 (FSA)                                          4,336,200
  3,260,000   Southern California Public Power
              Auth. Rev., Series 1989, 6.00%,
              7-1-18                                                3,293,512
  3,000,000   Southern California Public Power
              Auth. Rev., Series A, 4.84%,
              7-1-04 (AMBAC)(1)                                     2,111,730
  2,000,000   Southern Orange County Finance
              Auth. Special Tax Rev., Series A,
              7.00%, 9-1-11 (MBIA)                                  2,364,700

See Notes to Financial Statements


28   California Long-Term Tax-Free                  American Century Investments


                            SCHEDULE OF INVESTMENTS
                         CALIFORNIA LONG-TERM TAX-FREE

FEBRUARY 28, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 2,000,000   Taft California Public Financing
              Auth. Lease Rev. Certificates of
              Participation, Series A,
              (Community Correctional Facility),
              6.05%, 1-1-17                                    $    2,004,000
  3,020,000   Watsonville California Hospital
              Insured Rev., Series A, (Watsonville
              Community Hospital), 6.20%,
              7-1-12                                                3,188,637
                                                                  -----------
Total Municipal Securities--93.4%                                 281,654,496
   (Cost $267,477,064)                                            -----------

MUNICIPAL DERIVATIVES(3)
  8,000,000   Metropolitan Water District of
              Southern California Waterworks
              Rev., (Linked), Inverse Floater,
              5.75%, 8-10-18                                        8,159,120
  4,000,000   Northern California Transmission
              Rev., Inverse Floater, 6.92%,
              4-29-24 (MBIA)                                        3,595,000
                                                                  -----------
Total Municipal Derivatives--3.9%                                  11,754,120
   (Cost $11,963,920)                                             -----------

SHORT-TERM MUNICIPAL SECURITIES
  1,000,000   California Pollution Control
              Financing Auth. Rev., Series C,
              (Southern California Edison),
              VRDN, 3.45%, 3-3-97                                   1,000,000
  2,000,000   California Statewide Communities
              Development Auth. Certificates of
              Participation, VRDN, 3.35%                            2,000,000

Principal Amount                                                        Value
--------------------------------------------------------------------------------
$ 3,000,000   Orange County Sanitation Districts
              Certificates of Participation,
              Series C, VRDN, 3.40%, 3-3-97                      $  3,000,000
  2,100,000   Orange County Water District
              Certificates of Participation,
              Series B, VRDN, 3.25%, 3-3-97                         2,100,000
                                                                  -----------
Total Short-Term
Municipal Securities--2.7%                                          8,100,000
   (Cost $8,100,000)                                              -----------
Total Investment Securities--100.0%                              $301,508,616
   (Cost $287,540,985)                                            ===========

Notes to Schedule of Investments
AMBAC = AMBAC Indemnity Corp.
FSA = Financial Security Association
GO = General Obligation
MBIA = Municipal Bond Insurance Association
VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective February 28, 1997.
(1) These securities are zero-coupon municipal bonds. The yield to maturity at current market value is shown instead of a stated coupon rate. Zero-coupon securities are purchased at a substantial discount from their value at maturity.
(2)  Escrowed in U.S. Government Securities.
(3) These securities are inverse floaters. They bear interest rates that move inversely to market interest rates. Inverse floaters typically have durations twice as long as long-term bonds, which may cause their value to be twice as volatile as long-term bonds when interest rates change. The Long-Term Fund is limited to 10% of its net assets in inverse floaters.

See Notes to Financial Statements


Semiannual Report                             California Long-Term Tax-Free   29


                                    STATEMENTS OF ASSETS AND LIABILITIES

FEBRUARY 28, 1997 (UNADITIED)
                                                      LIMITED-TERM      INTERMEDIATE-TERM    LONG-TERM
                                                        TAX-FREE            TAX-FREE         TAX-FREE
ASSETS
Investment securities, at value
     (identified cost of $112,440,674, $419,183,049,
     and $287,540,985, respectively) (Note 3)......   $113,734,188      $435,928,261     $301,508,616
Cash ..............................................             --           470,720               --
Receivable for investments sold....................      1,030,020                --               --
Interest receivable................................      1,442,228         6,237,286        3,802,453
Prepaid expenses and other assets..................          4,051             7,316            6,196
                                                             -----             -----            -----
                                                       116,210,487       442,643,583      305,317,265
                                                       -----------       -----------      -----------

LIABILITIES
Disbursements in excess of demand deposit cash.....        919,191           878,041        2,526,705
Payable for investments purchased..................      5,364,305         4,544,991        1,468,272
Payable for capital shares redeemed................        240,014           210,190           71,086
Payable to affiliates (Note 2).....................         38,818           153,051          104,315
Dividends payable..................................          8,496             2,149            6,473
Accrued expenses and other liabilities.............          2,562            10,500            5,454
                                                             -----            ------            -----
                                                         6,573,386         5,798,922        4,182,305
                                                         ---------         ---------        ---------
Net Assets Applicable to Outstanding Shares........   $109,637,101      $436,844,661     $301,134,960
                                                      ============      ============     ============

CAPITAL SHARES
Outstanding (Unlimited number of shares authorized)     10,684,893        39,144,232       26,617,198
                                                        ==========        ==========       ==========
Net Asset Value Per Share..........................         $10.26            $11.16           $11.31
                                                            ======            ======           ======

NET ASSETS CONSIST OF:
Capital paid in....................................   $109,410,604      $418,837,497     $285,167,542
Accumulated undistributed net realized gain
(loss) on investments..............................     (1,067,017)        1,261,952        1,999,787
Net unrealized appreciation on investments (Note 3)      1,293,514        16,745,212       13,967,631
                                                         ---------        ----------       ----------
                                                      $109,637,101      $436,844,661     $301,134,960
                                                      ============      ============     ============

See Notes to Financial Statements


30   Statements of Assets and Liabilities           American Century Investments


                            STATEMENTS OF OPERATIONS

                                                                      LIMITED-TERM     INTERMEDIATE-TERM    LONG-TERM
                                                                        TAX-FREE           TAX-FREE         TAX-FREE

For the Six Months Ended February 28, 1997 (Unaudited)

INVESTMENT INCOME
Income:
Interest....................................................            $2,489,375      $11,493,098      $  8,648,868
                                                                        ----------      -----------      ------------

Expenses (Note 2):
Investment advisory fees....................................               152,900          626,569           423,804
Administrative fees.........................................                50,436          206,516           139,693
Transfer agency fees........................................                22,139           92,266            60,492
Printing and postage........................................                 7,727           32,404            21,993
Auditing and legal fees.....................................                 6,652           18,919            13,648
Custodian fees..............................................                 5,343           14,598            10,155
Directors' fees and expenses................................                 3,343            5,277             4,450
Telephone expenses..........................................                 1,117            3,768             2,934
Registration and filing fees................................                 1,769            1,470             2,551
Other operating expenses....................................                 8,582           23,698            14,269
                                                                             -----           ------            ------
                                                                           260,008        1,025,485           693,989
                                                                           -------        ---------           -------
Net investment income.......................................             2,229,367       10,467,613         7,954,879
                                                                         ---------       ----------         ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments............................                84,323        1,412,424         2,141,773
Change in net unrealized appreciation on investments........               614,994        4,301,615         5,027,196
                                                                           -------        ---------         ---------
Net realized and unrealized
gain on investments ........................................               699,317        5,714,039         7,168,969
                                                                           -------        ---------         ---------
Net Increase in Net Assets
Resulting from Operations...................................            $2,928,684      $16,181,652       $15,123,848
                                                                        ==========      ===========       ===========

See Notes to Financial Statements


Semiannual Report                                  Statements of Operations   31


                       STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended February 28, 1997 (Unaudited) AND YEAR ENDED AUGUST 31, 1996

                                                        LIMITED-TERM                 INTERMEDIATE-TERM             LONG-TERM
                                                          TAX-FREE                       TAX-FREE                  TAX-FREE

Increase (Decrease) in Net Assets                     1997           1996           1997         1996          1997           1996
OPERATIONS
Net investment income.....................      $2,229,367     $4,255,556    $10,467,613  $20,942,789    $7,954,879    $15,704,747
Net realized gain on investments..........          84,323        268,474      1,412,424    3,000,776     2,141,773        780,713
Change in net unrealized
     appreciation (depreciation)
     on investments.......................         614,994      (634,911)      4,301,615  (3,916,167)     5,027,196      2,019,723
                                                   -------      --------       ---------  ----------      ---------      ---------
Net increase in net assets
     resulting from operations............       2,928,684      3,889,119     16,181,652   20,027,398    15,123,848     18,505,183
                                                 ---------      ---------     ----------   ----------    ----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income................     (2,242,900)    (4,248,485)   (10,473,972) (20,936,393)   (7,961,028)   (15,699,168)
From net realized gains
     from investment transactions.........             --             --     (1,183,599)          --      (424,490)             --
                                                 ---------      ---------     ----------   ----------    ----------     ----------
Decrease in net assets
     from distributions...................     (2,242,900)    (4,248,485)   (11,657,571) (20,936,393)   (8,385,518)   (15,699,168)
                                               ----------     ----------    -----------  -----------    ----------    -----------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.................      32,949,599     34,544,488     85,398,588   89,549,209    62,010,610     87,219,622
Proceeds from reinvestment
     of distributions.....................       1,647,533      3,349,483      8,752,065   15,976,338     5,765,539     10,632,390
Payments for shares redeemed..............     (29,352,639)  (38,551,043)   (92,779,753) (91,217,016)  (61,401,905)   (88,720,686)
                                               -----------   -----------    -----------  -----------   -----------    -----------
Net increase (decrease)
     in net assets from
     capital share transactions...........       5,244,493      (657,072)      1,370,900   14,308,531     6,374,244      9,131,326
                                                 ---------      --------       ---------   ----------     ---------      ---------

Net increase (decrease)
     in net assets........................       5,930,277    (1,016,438)      5,894,981   13,399,536    13,112,574     11,937,341

NET ASSETS
Beginning of period.......................     103,706,824    104,723,262    430,949,680  417,550,144   288,022,386    276,085,045
                                               -----------    -----------    -----------  -----------   -----------    -----------
End of period.............................    $109,637,101   $103,706,824   $436,844,661 $430,949,680  $301,134,960   $288,022,386
                                              ============   ============   ============ ============  ============   ============

TRANSACTIONS IN SHARES OF THE FUNDS
Sold .....................................       3,215,715      3,379,409      7,654,384    8,045,676    5,505,811       7,807,077
Issued in reinvestment
     of distributions.....................         160,820        327,171        784,611    1,435,175       510,811        951,174
Redeemed..................................      (2,865,208)    (3,766,840)    (8,311,990)  (8,207,114)   (5,449,012)    (7,947,182)
                                                ----------     ----------     ----------   ----------    ----------     ----------
Net increase (decrease)...................         511,327        (60,260)       127,005    1,273,737       567,610        811,069
                                                   =======        =======        =======    =========       =======        =======

See Notes to Financial Statements

32   Statements of Changes in Net Assets            American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization--American Century California Tax-Free and Municipal Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century-Benham California Limited-Term Tax-Free Fund (Limited-Term), American Century-Benham California Intermediate-Term Tax-Free Fund (Intermediate-Term), and American Century-Benham California Long-Term Tax-Free Fund (Long-Term) (collectively the "Funds") are three of the seven funds composing the Trust. Each Fund is diversified under the 1940 Act. The Funds seek to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital. Limited-Term invests primarily in California municipal securities and maintains a weighted average maturity of one to five years. Intermediate-Term invests primarily in California municipal securities and maintains a weighted average maturity of five to ten years. Long-Term invests primarily in California municipal securities and maintains a weighted average maturity of ten or more years. The Funds concentrate their investments in a single state and therefore may have more exposure to credit risk related to the state of California than a fund with a broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations--Securities are valued through valuations obtained from a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

Securities Transactions--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Premium and original issue discount is amortized daily using the effective interest rate method. Market discount is recognized as income upon the sale or maturity of the security.

Income Tax Status--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

Distributions to Shareholders--Distributions from net investment income for the Funds are declared daily and distributed monthly. Distributions from net realized gains for the Funds are declared and paid annually.

At August 31, 1996, accumulated net realized capital loss carryovers of $1,151,341 for Limited-Term (expiring 2003 and 2004) may be used to offset future taxable gains.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

Futures Contracts--Each Fund may buy and sell interest rate futures contracts relating to debt securities. Each Fund may use futures transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures may include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Supplementary Information--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment advisor, Benham Management Corporation (BMC), the Trust's distributor, American Century Investment Services, Inc. (ACIS), and the Trust's transfer agent, American Century Services Corporation (ACSC).

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

Semiannual Report                          Notes to Financial Statements      33

                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. Transactions with Related Parties

The Trust has entered into an Investment Advisory Agreement with BMC that provides the Trust with investment advisory services in exchange for an investment advisory fee. ACSC pays all compensation of Trust officers and trustees who are officers or directors of ACC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC. The investment advisory fee is paid monthly by each Fund based on its pro rata share of the dollar amount derived from applying the Trust's average daily closing net assets to the following annualized investment advisory fee schedule:

          0.50% of the first $100 million
          0.45% of the next $100 million
          0.40% of the next $100 million
          0.35% of the next $100 million
          0.30% of the next $100 million
          0.25% of the next $1 billion
          0.24% of the next $1 billion
          0.23% of the next $1 billion
          0.22% of the next $1 billion
          0.21% of the next $1 billion
          0.20% of the next $1 billion
          0.19% of the average daily net assets over $6.5 billion

The Trust has an Administrative Services and Transfer Agency Agreement with ACSC. Under the Agreement, ACSC provides substantially all administrative and transfer agency services necessary to operate the Funds. Fees for these services are based on transaction volume, number of accounts and average daily closing net assets for funds advised by BMC. The Agreement was formerly with Benham Financial Services, Inc.

The Trust has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding items such as brokerage commissions, taxes, interest, custodian earnings credits, and extraordinary expenses) to 0.59% of average daily closing net assets. The agreement provides that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is subject to renewal in June 1997.

The payables to affiliates as of February 28, 1997, based on the above agreements were as follows:

                              Limited-Term     Intermediate-       Long-Term
                                  Term
Investment Advisor ...........   $24,080         $  97,463         $  66,566
Administrative Services
and Transfer Agent ...........    14,738            55,588            37,749
                                 -------          --------          --------
                                 $38,818          $153,051          $104,315
                                 =======          ========          ========

The Trust has a Distribution Agreement with ACIS, which is responsible for promoting sales of and distributing the Trust's shares. This Agreement was formerly with Benham Distributors, Inc.

--------------------------------------------------------------------------------
3. Investment Transactions

The aggregate cost of municipal debt obligations (excluding short-term investments) purchased for the six months ended February 28, 1997, in Limited-Term, Intermediate-Term, and Long-Term totaled $24,578,777, $68,640,849, and $77,664,484, respectively. Proceeds from municipal debt obligations (excluding short-term investments) sold in Limited-Term, Intermediate-Term, and Long-Term totaled $15,066,589, $67,481,625, and $75,573,941, respectively.

As of February 28, 1997, accumulated net unrealized appreciation of the Limited-Term, Intermediate-Term and Long-Term Funds were $1,293,514, $16,745,212, and $13,967,631, consisting of unrealized appreciation of $1,317,199, $16,801,961, and $14,512,005 and unrealized depreciation of $23,685,
$56,749, and $544,374, respectively. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


35   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

FEBRUARY 28, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
4. Corporate Events

The following name changes became effective January 1, 1997:

                           NEW NAMES                                   FORMER NAMES

Funds' Issuer:             American Century California                 Benham California Tax-Free and Municipal Trust
                           Tax-Free and Municipal Funds

Funds:                     American Century-Benham                     Benham California Tax-Free Limited-Term Fund
                           California Limited-Term Tax-Free Fund

                           American Century-Benham                     Benham California Tax-Free Intermediate-Term Fund
                           California Intermediate-Term Tax-Free Fund

                           American Century-Benham                     Benham California Tax-Free Long-Term Fund
                           California Long-Term Tax-Free Fund

Parent Company:            American Century Companies, Inc.            Twentieth Century Companies, Inc.

Distributor:               American Century Investment Services, Inc.  Twentieth Century Securities, Inc.

Transfer Agent:            American Century Services Corporation       Twentieth Century Services, Inc.


Semiannual Report                             Notes to Financial Statements   35


                              FINANCIAL HIGHLIGHTS
                        CALIFORNIA LIMITED-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                       1997(1)         1996         1995         1994          1993      1992(2)

PER-SHARE DATA
Net Asset Value,
Beginning of Period................................     $10.19       $10.23       $10.12       $10.34        $10.12       $10.00
                                                        ------       ------       ------       ------        ------       ------
Income from Investment Operations
   Net Investment Income...........................       0.21         0.43         0.41         0.38          0.38         0.10
   Net Realized and Unrealized Gain (Loss)
     on Investment Transactions....................       0.07        (0.04)        0.11        (0.18)         0.22         0.12
                                                          ----        -----         ----        -----          ----         ----
   Total From
     Investment Operations.........................       0.28         0.39         0.52         0.20          0.60         0.22
                                                          ----         ----         ----         ----          ----         ----
Distributions
   From Net Investment Income......................      (0.21)       (0.43)       (0.41)       (0.38)        (0.38)       (0.10)
   In Excess of Net Realized Gains.................         --           --           --        (0.04)           --           --
                                                          ----         ----         ----         ----          ----         ----

   Total Distributions.............................      (0.21)       (0.43)       (0.41)       (0.42)        (0.38)       (0.10)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period.....................     $10.26       $10.19       $10.23       $10.12        $10.34       $10.12
                                                        ======       ======       ======       ======        ======       ======
   Total Return (3)................................       2.82%        3.87%        5.33%        1.90%         6.15%        1.47%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses
     to Average Net Assets ........................     0.49% (4)     0.49%        0.51%        0.51%         0.36%           --
   Ratio of Net Investment Income
     to Average Net Assets.........................     4.21% (4)     4.20%        4.10%        3.68%         3.76%     4.08%(4)
   Portfolio Turnover Rate.........................        14%          44%          50%          66%           54%          19%
   Net Assets, End
     of Period (in thousands)......................   $109,637     $103,707     $104,723     $120,727      $114,019      $52,171

(1)  Six months ended February 28,1997 (unaudited).

(2)  June 1, 1992 (Inception) through August 31, 1992.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements


36   Financial Highlights                      American Century Investments


                              FINANCIAL HIGHLIGHTS
                      CALIFORNIA INTERMEDIATE-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                       1997(1)         1996         1995         1994          1993         1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period................................     $11.05       $11.06       $10.86       $11.36        $10.85       $10.49
                                                        ------       ------       ------       ------        ------       ------
Income from Investment Operations
   Net Investment Income ..........................       0.27         0.54         0.54         0.54          0.56         0.59
   Net Realized and Unrealized Gain (Loss)
     on Investment Transactions....................       0.14        (0.01)        0.20        (0.41)         0.53         0.36
                                                          ----        -----         ----        -----          ----         ----
   Total From
     Investment Operations.........................       0.41         0.53         0.74         0.13          1.09         0.95
                                                          ----         ----         ----         ----          ----         ----
Distributions
   From Net
     Investment Income.............................      (0.27)       (0.54)       (0.54)       (0.54)        (0.56)       (0.59)
   From Net Realized Gains on
     Investment Transactions.......................      (0.03)          --           --        (0.08)        (0.02)          --
   In Excess of Net Realized Gains.................         --           --           --        (0.01)           --           --
                                                          ----         ----         ----         ----          ----         ----

   Total Distributions.............................      (0.30)       (0.54)       (0.54)       (0.63)        (0.58)       (0.59)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period.....................     $11.16       $11.05       $11.06       $10.86        $11.36       $10.85
                                                        ======       ======       ======       ======        ======       ======
   Total Return (2)................................       3.81%        4.79%        7.09%        1.11%        10.42%        9.18%

RATIOS/SUPPLEMENTAL DATA
   Ratio of Operating Expenses
     to Average Net Assets ........................  0.47% (3)        0.48%        0.48%        0.48%         0.50%        0.52%
   Ratio of Net Investment Income
     to Average Net Assets.........................  4.83% (3)        4.87%        5.02%        4.82%         5.05%        5.50%
   Portfolio Turnover Rate.........................        16%          36%          25%          44%           27%          49%
   Net Assets, End
     of Period (in thousands)......................   $436,845     $430,950     $417,550     $448,293      $444,460     $304,988

(1)  Six months ended February 28, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements


Semiannual Report                                      Financial Highlights   37


                              FINANCIAL HIGHLIGHTS
                          CALIFORNIA LONG-TERM TAX-FREE

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)


                                                       1997(1)         1996         1995         1994          1993         1992

PER-SHARE DATA
Net Asset Value,
Beginning of Period................................     $11.06       $10.94       $10.88       $12.02        $11.44       $11.00
                                                        ------       ------       ------       ------        ------       ------
Income from Investment Operations
   Net Investment Income...........................       0.30         0.61         0.62         0.63          0.66         0.69
   Net Realized and Unrealized Gain (Loss)
     on Investment Transactions....................       0.27         0.12         0.12        (0.71)         0.85         0.44
                                                          ----         ----         ----        -----          ----         ----
   Total From
     Investment Operations.........................       0.57         0.73         0.74        (0.08)         1.51         1.13
                                                          ----         ----         ----        -----          ----         ----
Distributions
   From Net
     Investment Income.............................      (0.30)       (0.61)       (0.62)       (0.63)        (0.66)       (0.69)
   From Net Realized Gains
     on Investment Transactions....................      (0.02)          --        (0.06)       (0.43)        (0.27)          --
                                                          ----         ----         ----         ----          ----         ----

   Total Distributions.............................      (0.32)       (0.61)       (0.68)       (1.06)        (0.93)       (0.69)
                                                         -----        -----        -----        -----         -----        -----
Net Asset Value, End of Period.....................     $11.31       $11.06       $10.94       $10.88        $12.02       $11.44
                                                        ======       ======       ======       ======        ======       ======
   Total Return (2)................................       5.19%        6.77%        7.21%       (.78)%        14.02%       10.58%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets..............................  0.47% (3)        0.48%        0.49%        0.48%         0.49%        0.52%
Ratio of Net Investment Income
to Average Net Assets..............................  5.43% (3)        5.48%        5.84%        5.51%         5.76%        6.14%
Portfolio Turnover Rate............................        26%          42%          60%          62%           55%          72%
Net Assets, End
of Period (in thousands)...........................   $301,135     $288,022     $276,085     $277,477      $338,075     $275,880


(1)  Six months ended February 28, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

See Notes to Financial Statements

38   Financial Highlights                           American Century Investments


                                     NOTES

Semiannual Report                                                     Notes   39


                             BACKGROUND INFORMATION

Investment Philosophy and Policies

American Century Investments offers 42 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds.

California Limited-Term Tax-Free is a variable-priced bond fund that seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

California Intermediate-Term Tax-Free is a variable-priced bond fund that seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

California Long-Term Tax-Free is a variable-priced bond fund that seeks to obtain as high a level of interest income exempt from federal and California income taxes as is consistent with prudent investment management and conservation of shareholders' capital.

Comparative Indices

The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

The Lehman Brothers 3-Year Municipal Bond Index is composed of more than 4,000 municipal bonds with maturities of 2 to 4 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the index is 3 years.

The Lehman Brothers 5-Year General Obligation Index is composed of more than 5,000 municipal bonds with maturities of 4 to 6 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the index is approximately 5 years.

The Lehman Brothers Long-Term Municipal Bond Index is composed of more than 2,700 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA2/AA3. The average maturity of the index is approximately 27 years.

Lipper Rankings

Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

The Lipper categories for the California Tax-Free Bond Funds are:

California Short-Intermediate Municipal Debt Funds (Limited-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 1 to 5 years.

California Intermediate Municipal Debt Funds (Intermediate-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California with dollar-weighted average maturities of 5 to 10 years.

California Municipal Debt Funds (Long-Term Tax-Free)--funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California.

PORTFOLIO MANAGEMENT TEAM

Vice President and
Senior Municipal Portfolio Manager        Dave MacEwen

Senior Municipal Portfolio Manager        Colleen Denzler

Municipal Portfolio Manager               Joel Silva

Senior Municipal Portfolio Manager
and Manager of Municipal
Credit Analysis                           Steven Permut

Credit Analysts                           Scott Lord, David Moore,
                                          Bill McClintock, Tim Benham


40   Background Information                         American Century Investments


                                    GLOSSARY

Returns

o Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 36, 37 and 38.

Yields

o 30-day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

o Tax-Equivalent Yields show the taxable yields that investors in a combined California and federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

Bond Portfolio Structures

o Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to perform best when short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates.

o Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to perform best when interest rates are relatively stable.

Investment Terms

o    Basis Point--one one-hundredth of a percentage point (or 0.01%).

o Yield Curve--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

Statistical Terminology

o Number of Issues--the number of different securities held by a fund on a given date.

o Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

o Average Duration--a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

o Expense Ratio--the operating expenses of the fund, expressed as a percentage of net assets. Shareholders pay an annual fee to the investment advisor for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder. The annual fee has a contractual expense limit guarantee based on the terms of the Investment Advisory Agreement. (See Note 2 in the Notes to Financial Statements.)

Types of Municipal Securities

o COPs (Certificates of Participation)/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, but leases have a higher risk profile because they require annual appropriation.

o GO Bonds--general obligation securities backed by the taxing power of the issuer.

o Land-Secured Bonds--securities such as Mello-Roos bonds and 1915 Act bonds that are issued to finance real estate development projects.

o Prerefunded/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

o Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

Semiannual Report                                                  Glossary   41


[american century logo]
American
Century(sm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

American Century California Tax-Free &
Municipal Funds

Investment Manager
Benham Management Corporation


This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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